UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

TCW Funds Insight that works for you. TM

TCW Equity Funds TCW Allocation Funds

2010 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2010

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

We submit the 2010 annual report for the TCW Funds, Inc. The report contains information outlining the performance of our Funds and a listing of the portfolio holdings as of October 31, 2010, as well as the management discussions on each of the Funds for the year ended October 31, 2010.

TCW and MetWest Acquisition

On February 24, 2010, the TCW Group (TCW) announced the completion of its acquisition of Metropolitan West Asset Management LLC (MetWest), a leading fixed income investment management firm. Since its founding in 1996, MetWest has delivered attractive fixed income returns for its clients through a value driven investment philosophy and a client-centered culture. MetWest’s strategies have garnered four nominations for Morningstar’s Fixed Income Manager of the Year and received this distinguished honor in 2006. MetWest investment professionals assumed overall management of many of our TCW Fixed Income Funds, including part of our TCW Asset Allocation Funds.

Investment Environment

The year has provided positive market returns for investors across almost all asset classes, albeit with sometimes high levels of volatility. In the first quarter of 2010, U.S. stocks rallied as signs of continued economic expansion and subdued inflation lifted shares of industrial, finance and consumer related names. Then in the second quarter, financial stress reasserted itself with most U.S. equity indexes down over 10%. Fears escalated that Europe could not contain Greece’s debt problems and that the debt crisis would spread to larger countries such as Spain and Portugal which had similar large public budget deficits. Other large macro concerns such as China’s slowing growth rate, the massive Gulf of Mexico oil spill, and the threat of further financial regulation also negatively impacted the markets. The third quarter of 2010 saw equity markets rebound pushing all equity indexes back into the black. Year-to-date as of the end of October 2010, the Dow Jones Industrial Average was up 9.0%, the S&P500 was up 7.8%, and the NASDAQ Composite was 11.4%.

U.S. investment grade bonds started 2010 with a strong first quarter as the Barclays Aggregate finished up 1.8 percent. Amid improving economic conditions, credit sectors led this quarter while treasuries, despite being the laggard, posted a positive return. High yield bonds had an outstanding first quarter as the Barclays High Yield Index returned 4.6 percent. Strong performance continued in the U.S. fixed income markets in the second quarter with yields on both the 10-year and 30-year Treasuries dipping below 3% and 4% respectively. The Barclays Aggregate ended the quarter up 3.5% and 5.3% for the first half of the year. U.S. bonds continued to rally in the third quarter and on through October as both interest rates and credit spreads declined. Yields dropped across all maturities with the 10-year and 30-year yields dropping 40 and 20 basis points respectively in the quarter as the Federal Reserve reiterated the need for exceptionally low rates for an extended period of time. As of October 31, 2010, the Aggregate was up 8.3% year-to-date and the Barclays High Yield index was up 14.4%.

Global equities moved higher in the year as investors were comforted by solid corporate earnings, positive news from key economic reports, and statements from central banks reaffirming their support to provide measures for continued economic expansion. Emerging markets equities as measured by the MSCI Emerging Markets Index rebounded from a loss in the second quarter and gained nearly 18 percent in the third quarter. Strong gains in many countries have pushed the index

To Our Valued Shareholders (Continued)

to levels within 13 percent of the record high for the index set nearly three years ago. As of October 31, 2010, the MSCI Emerging Markets Index was up 14.3% year-to-date. Emerging markets fixed income had similar strong performance results with the JP EMBI Global Diversified Index up 16.4% percent year-to-date.

Product Management and Product Developments

On May 1, 2010, TCW expanded the TCW Total Return Bond Fund’s universe to allow the portfolio managers to invest up to half of the portfolio in non-investment grade bonds. This change is a reflection of the new realities in the mortgage bond market after the credit crisis. The managers do not intend to drastically increase the Fund’s non-investment grade bond exposure. However, they do plan to selectively invest in attractively priced lower-rated non-agency mortgage bonds that they see as having better risk/reward profiles than more expensive higher-rated securities.

We also effected a name change earlier this year of the TCW Focused Equities Fund. This Fund is now called the TCW Concentrated Value Fund to create more consistency with the strategy and its institutional vehicle. In addition, we liquidated the TCW Balanced Fund in September, due in large part to limited investor demand.

Recognition

At March month-end, the TCW Small Cap Growth Fund was named the winner of the prestigious Lipper Award for delivering strong and consistent performance over a three-year period. Lipper ranked the TCW Small Cap Growth Fund the best out of 463 funds in its classification over that time period.

Three of our Funds received the highest overall five-star Morningstar rating at the end of October 2010. They are the TCW Total Return Bond Fund, the TCW Core Fixed Income Fund, and the TCW Emerging Markets Income Fund. Additionally, the TCW Conservative Allocation Fund and the TCW Short Term Bond Fund were awarded an overall four stars by Morningstar.

Retirement of Richard Call

Richard Call will be retiring from the TCW Funds Board at the end of the year. Dick has been a Director since 1994 and will be remembered for his significant counsel and guidance as well as his outstanding contributions to the progress of TCW Funds and protection of shareholder interests.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2010, the TCW Concentrated Value Fund (formerly TCW Focused Equities Fund) (the “Fund”) posted a gain of 11.05% and 10.71% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Russell 1000 Value Index returned 15.71% and S&P 500 Index returned 16.52% over the same period.

Investments in the industrials and materials sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the industrials sector were led by Rockwell Automation and Union Pacific, while favorable returns in the materials sector were led by Dow Chemical and Praxair. Investments in the financial and consumer staples sectors generated the Fund’s weakest contribution to return during the fiscal year. Unfavorable returns in the financial sector were generated by Bank of America and Wells Fargo, while unfavorable returns in the consumer staples sector were generated by CVS Caremark.

The Fund owns attractively valued companies expected to generate increased cash flow and rising returns on capital. The Fund’s sector structure is a byproduct of our individual stock selection process. The Fund is currently overweight the materials, industrials, energy, and information technology sectors, and is underweight the consumer staples, utilities, health care, telecommunication services, financials, and consumer discretionary sectors.

The economy continues to gradually recover, albeit at an uneven pace, from the recession. The yield curve has a steep positive slope, which is usually a precursor to economic growth. Further, both investment grade and high yield credit spreads have returned to normal levels. This is another sign of more normal economic conditions. Corporate balance sheets are strong and increased capital spending is likely. According to JP Morgan, S&P 500 companies have $3.2T of cash on their balance sheets. Excluding financial companies, the S&P constituents have $1.0T of cash on their balance sheets. This is the highest ratio of cash to assets since 1955. Moreover, the cash balance is growing as the S&P 500 companies generate $800B in free cash flow per annum. Capital needs to be re-invested, which should lead to a better economy and rising returns on capital and growing cash flows. All that is needed for sustained earnings growth is 1% - 2% domestic GDP growth. As the economy recovers, we believe modest revenue growth will drive surprising increases in profit margins, earnings, cash flows, and return on capital.

We continue to watch the market closely, looking for both signs of trouble and opportunities. The Fund is invested in high quality stocks with strong balance sheets. In fact, nine of the Fund’s companies representing 22% of the Fund’s assets have more cash than debt on their balance sheets. The Fund’s companies also have a favorable outlook for improved revenue growth, margins, earnings, cash flow, and return on capital. We remain confident that investing in attractively valued companies expected to increase their return on capital and cash flows will yield favorable long-term investment results.

TCW Concentrated Value Fund

Management Discussions (Continued)

TCW Concentrated Value Fund - I Class

TCW Concentrated Value Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor separately managed account for periods before the Funds’ registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account’s performance may have been lower.

TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2010, the TCW Dividend Focused Fund (the “Fund”) posted a gain of 18.13% and 17.66% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Value Index, returned 15.71% over the same period.

The best performing sectors for the fiscal year ending October 31, 2010 were Consumer Discretionary (+31.5%), Industrials (+25.6%), and Materials (+21.8%). The Fund’s overweights in Consumer Discretionary and Materials contributed favorably to performance while the market weight in Industrials detracted slightly. The worst performing sectors were Financials (+3.6%), Energy (+4.8%), and Health Care (+10.7%). The Fund’s underweight in Health Care and market weights in Energy and Financials all benefitted its performance.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio and both indexes, Russell 1000 Value and S&P 500, returning, on average, +23.0% led by Du Pont (+55.4%), Tyco Electronics (+52.8%), and Packaging Corp. (+37.2%). The best absolute performers during the fiscal year were MBIA (+176.1%), New York Community Bancorp (+68.2%), and Qwest Communications (+67.4% at the time of elimination).

MBIA’s strong return in conjunction with New York Community Bancorp and Ameriprise (+51.0%) led the portfolio’s stock selection in Financials outperforming the group move by over five times, +17.1% versus +3.6%. MBIA is in pursuit of several mortgage originators, including Countrywide and Merrill Lynch, for making inaccurate representations and warranties as to the quality of the mortgage loans included in an insured securitization. The case is progressing favorably and could potentially lead to favorable verdicts and a substantial dollar reclaim for the company. Qwest’s solid gain led Telecommunication Services where stocks returned +45.4% versus +17.8% while DuPont, Packaging Corp, and U.S. Steel helped the portfolio’s Materials stocks outperform the group move.

The biggest detractors from the Fund’s performance over the course of the fiscal year were BP (-32.4% at the time of elimination), Morgan Stanley (-17.0%), and Tenet Healthcare (-14.8%). The overall impact of the portfolio’s position in BP was muted as we had been reducing our weighting, prior to the Gulf of Mexico disaster, when it was within 10% of our valuation target. Tenet’s decline came after rising 369% in 2009. Stock selection struggled in Consumer Discretionary mainly due to Gap (-9.2%) resulting from concerns of a weakening consumer and difficult comparisons relative to last year’s successful denim launch. However, the company’s stock returned +13.2% in the last two months of the fiscal year based on the success of its black pants campaign. The Fund’s Industrials names lagged the market returning +17.9% versus +25.6% due to Textron (+2.1%) and Avery Dennison’s (+4.4%) tepid returns.

TCW Dividend Focused Fund

Management Discussions (Continued)

TCW Dividend Focused Fund - I Class

TCW Dividend Focused Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Emerging Markets Equities Fund

Management Discussions

For the period from December 14, 2009 (commencement of operations) to October 31, 2010, the TCW Emerging Markets Equities Fund (the “Fund”) posted a gain of 4.50% on both I Class and N Class shares. The Fund’s benchmark, Morgan Stanley Capital International Emerging Markets Net Index, returned 15.22% over the same period.

The fiscal period return understates the volatility of global equity markets during the year, as the MSCI Emerging Markets Index was up 7% to April 15, corrected 18% through May 25, and then delivered 31% in a volatile uptrend to the end of October. Within the benchmark, top performing markets during the partial fiscal year were smaller countries ranging in index weight from 0.5 - 1.6% such as Colombia (+55%), Thailand (+52%), and Peru (+48%) and the worst performing countries were Czech Republic (-6%), Israel (-3%), and Brazil (+2%).

For the Fund, underweight positions in Taiwan, China and Brazil contributed to performance and underweights in India and South Africa detracted from performance. Overweight positions in Russia, Mexico, and Kazakhstan hurt performance and an overweight in Thailand and Indonesia were positive contributors. During the Q2 global market correction the Fund suffered no losses in the worst performing countries of Hungary, Poland, Israel, Egypt, and Czech Republic, as it either had little if any exposure in those countries. Commodities were particularly hard hit in April and May as global growth expectations turned negative and the Fund’s overweight position in Materials (construction materials, metals and pulp) and domestic consumption stocks in Russia and Kazakhstan (countries in which stocks have a high correlation to commodity prices) were negatively impacted by the commodity price correction.

At the security level, the most significant contributors to performance for the fiscal period were the Indian bank ICICI Bank, Korean auto parts supplier Hyundai Mobis, Latin American mining company Grupo Mexico, Indonesian construction and mining equipment company PT United Tractors and Indian software services company Infosys. The stocks that detracted from portfolio performance the most were Russian oil company Rosneft, mass transit advertising company Visionchina Media, Mexican cement company Cemex, Kazakh bank in restructuring Kazkommertsbank, and Russian property developer and construction materials company PIK Group.

In the latter half of the fiscal year, the Fund was positioned too defensively with the underperformance primarily due to a low beta, value bias across the portfolio, as well as a high cash position, and an overweight position in Materials. The value bias included both growth at a reasonable price and deep value, turn-around situations. During the fiscal year, growth outperformed value with the highest growth names outperforming growth priced at a discount to the growth rate. Many of the highest growth names (with high PE relative to growth rate or Price/Earnings to Growth (“PEG”) ratios) continued to see their PEG ratios rise through the year, with those stocks outperforming during corrections as well as rallies. The Fund is currently positioned with holdings of financial and consumer stocks that will benefit from domestic consumption in China, Brazil, Russia and India, and to a lesser extent in selected small countries such as Thailand, Indonesia and Kazakhstan.

On a secular basis, many emerging market countries in Asia and Latin America, which comprise three quarters of the EM equity universe, are well positioned in that they have young populations with rapidly growing labor forces, rising household consumption rates, and strong fiscal positions. Higher prospective growth will improve EM budget balances relative to those in the G7. At the corporate level, many companies are moving up the value chain, abandoning low value-added manufacturing in favor of more technology-intensive products and branded goods with global reach. The cyclical case is also compelling in

TCW Emerging Markets Equities Fund

Management Discussions (Continued)

that most EM governments will continue to pursue prudent fiscal and monetary policies and will deliver modest inflation, improving credit quality and lower borrowing costs. Strong domestic consumption will drive economic growth in the next few years and, beyond that, selected EM countries offer a call option on G7 economic recovery as EM exports will rebound as developed markets recover.

Despite better prospective fundamentals, volatility in Emerging Markets will continue to be high until global macro imbalances are redressed. Specifically, prospective risks that concern us include the possibility of:

•	European financial crisis contagion spreading to Portugal, Spain and even Italy
•	Hard-landing in China, with GDP growth falling below 8% on a sustained basis
•	Escalation of trade tensions and protectionism, particularly between the U.S. and China
•	Unintended adverse consequences of quantitative easing
•	Free-fall of the dollar requiring U.S. interest rate hikes.

Since 2009 there has been a rising tide of money being reallocated from the U.S., Europe and other developed markets into emerging markets as investors recognize the more attractive macro-economic fundamentals that will persist for several years. EM debt and equity offer a natural dollar hedge on dollar depreciation and, unlike gold, they offer a positive carry — 3% dividend yield for equities and 5 - 7% for local currency debt — along with the prospect of modest currency appreciation versus the dollar. Emerging Market valuations are just above the long-term median level based on both PE and P/BV multiples, and we expect equity returns to be driven by continued earnings growth as well as further re-rating as that growth is fully reflected in global investor expectations.

TCW Emerging Markets Equities Fund

TCW Emerging Markets Equities Fund - I Class

TCW Emerging Markets Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Fund

Management Discussions

For the year ended October 31, 2010, the TCW Growth Fund (the “Fund”) posted a gain of 22.68% on both its I Class and N Class shares. The Fund’s benchmark, Russell 3000 Growth Index, gained 20.31% over the same period.

Performance of the Fund was positively impacted by favorable stock selection in the Information Technology, Industrials and Materials sectors, while Consumer Staples, Financials and Consumer Discretionary were a drag on overall performance.

The fiscal year ended positively in spite of volatility throughout the period. A positive start in the first half of the fiscal year was soon tempered by the increasing concerns over the European debt crisis and the possibility of a “double-dip” recession, only to swing back to an upward trend towards year end. Market performance was characterized by investors’ oscillation between risk-taking and risk-aversion as they responded to the mixed nature of economic data releases during the year. Prices increased towards the end of the fiscal year as optimism returned to the market, and investors focused on higher beta stocks as a potential recovery started to be discounted by the market. With the Dow, NASDAQ and S&P 500 indices up 17.6%, 23.7% and 16.5%, respectively for the twelve months ended October 31, 2010, we remain vigilant of any data points that could indicate a decline in prospects for the global economy and a retrenchment of the equity markets.

In regards to individual stock selection, Cummins Inc., Salesforce.com Inc. and Cavium Networks Inc. were the strongest performers this year, contributing 1.3%, 0.8% and 0.7% to portfolio performance respectively. In contrast, CVS Caremark Corp., MaxLinear Inc. and Prudential Financial Inc. were the largest drags on performance, contributing -0.8%, -0.5% and -0.4%, respectively, to the Fund’s performance.

We remain focused on the Fund’s objective of identifying best-in-class companies exhibiting strong growth prospects in this challenging macroeconomic environment.

TCW Growth Fund

TCW Growth Fund - I Class

TCW Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2010, the TCW Growth Equities Fund (the “Fund”) posted a gain of 28.33% and 28.23% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell MidCap Growth Index, returned 28.03% over the same period.

The Fund’s outperformance is attributable to strong stock selection in information technology and materials which was partially offset by negative stock selection in consumer discretionary, financials and health care. In energy, positive stock selection was offset by a negative allocation effect in that sector.

In information technology, a sector in which the Fund’s weighting is in-line with the index, leading contributors were names such as Baidu, Akamai Technologies and MercadoLibre in internet software and services and Salesforce.com and VMware in software. Semiconductor names Cavium Networks and Avago Technologies also helped, as did Aruba Networks in communications equipment. Detractors in information technology during the period included Perfect World in software and Smart Technologies in computers and peripherals. In materials, our only materials holding, CF Industries, was responsible for our outperformance in the sector. The Fund is underweight in materials.

In health care, a sector in which the Fund is overweight, good results from biotechnology holdings Genzyme and Human Genome Sciences have aided relative performance. However, this has been offset by detractors such as NuVasive in health care equipment and supplies, Acorda Therapeutics in biotechnology and Xenoport in pharmaceuticals. The Fund is also overweight in the financials and energy sectors. Investment manager Janus Capital Group and banking company People’s United Financial were detractors of note among our financial holdings. In energy, Core Laboratories, Plains Exploration and Smith International (which was acquired by Schlumberger) helped, while Ultra Petroleum and National Oilwell Varco detracted.

The Fund is underweight in the consumer discretionary sector. While Chinese online travel company Ctrip.com and car retailer Carmax were notable contributors to our results, specialty retailer Rue21 and education companies Strayer Education and Capella Education detracted.

With the usual caveat that we do not have an edge in making macro economic forecasts, we remain of the opinion this recovery will continue, but will be slow. Unfortunately we are in a hole that takes some time to climb out of. Through much of the decade, the U.S. pulled forward an enormous amount of consumption, funding this consumption with (what else but) consumer and public-sector debt. As a result, aggregate standards of living in the U.S. will likely stagnate (or even fall) for a number of years. We recently saw how our portfolio’s companies responded throughout both the “Great Recession” and in the following recovery. Given the circumstances, they fared well, exhibiting stronger revenue growth than their competitors, and even managing to show some positive revenue growth amid the toughest parts of the crisis. We’re encouraged by the strong above-trend revenue growth that they have shown in the early stages of what is still a weak recovery. Going forward, we will remain focused on finding exceptional mid-sized companies that meet our growth criteria and that are able to take market share in periods of economic growth as well as in periods of economic uncertainty.

TCW Growth Equities Fund

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Large Cap Growth Fund

Management Discussions

For the year ended October 31, 2010, the TCW Large Cap Growth Fund (the “Fund”) posted a gain of 16.62% and 16.60% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 19.65% over the same period.

The Fund trailed the Index by 303 basis points during the fiscal year. The two worst performing sectors over the year on a relative basis were technology and consumer discretionary. Our positions in Brocade (BRCD, 1.0%) and Seagate (STX, 1.0%) negatively impacted our performance in technology. The Fund’s underweight in consumer discretionary was a drag on performance as well. The two best performing sectors were telecomm services, up 44.42% and materials, up 33.57%. The stock that most negatively impacted performance was Medco Health Solutions (MHS, 3.68%), which declined 6% during the period due to margin and pricing concerns. We added to the position during the year and expect the stock to recover.

During the year, the healthcare sector was decreased over 800 basis points as several positions were eliminated. Dramatic regulatory change coming out of Washington caused us to deemphasize this sector throughout the year. The energy sector was increased roughly 350 basis points this past summer as we took advantage of a broad decline in prices caused by the BP oil spill which disrupted many companies operations temporarily. Industrials and materials also increased over 200 basis points each. Sector weightings, as always, are based on our bottom-up research.

Equity market returns spent most of the summer struggling to make any gains. During the second quarter and the beginning of the 3rd quarter, investors became concerned with a “double dip” recession. This kept the stock market in a fairly well defined trading range with weak economic data points pushing the market toward the lower end of that range on several occasions over the last six months. Recently the economic data points have been improving slightly and it is possible that job growth and corporate spending could improve as we enter 2011. It has been an up and down, highly correlated market. Many of the concerns mentioned in recent quarters have been mitigated to some extent. Economic growth in China has improved, the leaking Macondo well in the Gulf of Mexico has been plugged, and some of the most indebted European countries have managed to kick the can down the road with debt refinancing. Although most of our domestic economic indicators point to a sluggish recovery and a stubborn unemployment rate, some of the “double dip” fear has abated. The S&P 500 peaked in late April at just over 1200 and subsequently sold off roughly 190 points or 16%, recovered sharply in September, and now sits at the upper end of its recent trading range and 50 points below its April high.

Corporate earnings for the second quarter were again, very strong and yet again, overshadowed by macro concerns. Despite positive earnings surprises, analysts overall lowered their profit outlook for 2011 for the S&P 500. The decline in forecasted earnings from slightly over $96 to slightly over $95 was the first decline in over a year. This leaves the P/E multiple of the S&P 500 at 12, not expensive by historical measures. Companies will have to continue to surprise for upward revisions to resume and expectations have come down a bit for the forward 12 months. We expect corporate profits to remain strong.

As we near the end of 2010, the two topics on investor’s minds are the potential impact from another program of quantitative easing by the fed and the November election results. The ensuing gridlock in Washington has historically been a good backdrop for the stock market. For two years, the market has dealt with a high level of policy uncertainty. Between the financial crisis and the current Administration, there have been sweeping changes from Washington and many industries have been affected. We would expect a

TCW Large Cap Growth Fund

period of gridlock to be welcomed by equity markets, as usual. Policy makers are frustrated with the job market and with government debt at unprecedented levels, the Fed is not afraid of a little inflation. The equity market reacted positively to last round of quantitative easing and is likely to do so again. With equity prices relatively cheap when compared to other asset classes, we would expect the market to trend higher over the coming months.

As fed policy changes, the pros and cons of inflation will likely be debated loudly once again. Pricing power, international sales, and foreign currency exposure will gain in importance. We expect domestic economic growth to remain sluggish, with the potential for an improvement in the job market lying in 2011. True organic, revenue growth will become increasingly important and will be valued at a premium during a slow economic recovery. Our companies tend to have strong growth rates and good competitive positioning in the markets in which they compete. We expect companies that innovate, gain market share, improve productivity, and grow earnings to benefit from an improving business environment.

TCW Large Cap Growth Fund

Management Discussions (Continued)

TCW Large Cap Growth Fund - I Class

TCW Large Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2010, the TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 14.14% and 13.96% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Value Index, returned 15.71% over the same period.

The best performing sectors for the fiscal year ending October 31, 2010 were Consumer Discretionary (+31.5%), Industrials (+25.6%), and Materials (+21.8%). The Fund’s overweights in Consumer Discretionary and Materials contributed favorably to performance while the underweight in Industrials detracted. The worst performing sectors were Financials (+3.6%), Energy (+4.8%), and Health Care (+10.7%). The Fund’s underweights in Financials and Health Care and the market weight in Energy (over the course of the fiscal year) were all beneficial.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio and both indexes, Russell 1000 Value and S&P 500, returning, on average, +17.2% led by Tyco Electronics (+52.8%), Home Depot (+27.0%), and Kraft Foods (+21.9%). The best absolute performers during the fiscal year were MBIA (+176.1%), Qwest Communications (+60.0% at the time of elimination), and Tyco Electronics. MBIA’s strong return in conjunction with Ameriprise (+51.0%) and American Express (+21.2%) led the portfolio’s stock selection in Financials outperforming the group move by five times, +15.9% versus +3.6%. MBIA is in pursuit of several mortgage originators, including Countrywide and Merrill Lynch, for making inaccurate representations and warranties as to the quality of the mortgage loans included in an insured securitization. The case is progressing favorably and could potentially lead to favorable verdicts and a substantial dollar reclaim for the company. Qwest’s solid gain led Telecommunication Services where stocks returned +35.4% versus +17.8%. Modest gains were found in Energy and Utilities led by Anadarko Petroleum (+1.7%) and American Electric Power (+30.3%). Anadarko, a 25% non-operator owner of the Macando well in the Gulf of Mexico, has bounced back nicely since the sealing of the oil well leak and has benefited from several successful exploration ventures off the west coast of Africa.

The biggest detractors from the Fund’s performance over the course of the fiscal year were Dean Foods (-43.2% at the time of elimination), Morgan Stanley (-17.0%), and Tenet Healthcare (-14.8%). Dean Food’s disappointing decline was largely responsible for stock selection lagging in Consumer Staples and after undergoing a fundamental review was completely sold. Tenet’s decline came after rising 369% in 2009. Stock selection struggled in Consumer Discretionary mainly due to Gap (-9.2%) resulting from concerns of a weakening consumer and difficult comparisons relative to last year’s successful denim launch. However, the company’s stock returned +13.2% in the last two months of the fiscal year based on the success of its black pants campaign. Motorola (-4.8%) and Dell (-0.4%) declines hurt performance in the Information Technology space though Tyco Electronics helped offset some of that decline.

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Relative Value Small Cap Fund

Management Discussions

For the year ended October 31, 2010, TCW Relative Value Small Cap Fund (the “Fund”) posted a gain of 19.63% and 19.48% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, Russell 2000 Index, returned 26.58% over the same period.

The Fund’s best performing sectors for the fiscal year were Technology (+39.6%), Materials & Processing (+32.2%), and Consumer Discretionary (+29.2%). The Fund’s overweight in Technology aided performance while its underweights in Materials & Processing and Consumer Discretionary detracted. The worst performing sectors were Financial Services (+16.1%), Consumer Staples (+16.2%), and Utilities (+17.9%). The Fund’s underweights in Financial Services and Consumer Staples were beneficial while its overweight in Utilities was a drag on performance.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio and benchmark returning +38.1%, on average, led by networking company Ixia (+135.3%), Fairchild Semiconductor (+50.7%), and Cohen & Steers (+44.8%). The best absolute performers during the fiscal year were financial services company MBIA (+176.1%), Tenneco (+139.5%), and Ixia. MBIA is in pursuit of several mortgage originators, including Countrywide and Merrill Lynch, for making inaccurate representations and warranties as to the quality of the mortgage loans included in an insured securitization. The case is progressing and could potentially lead to favorable verdicts and a substantial dollar reclaim for the company. The Fund’s strongest gain came from Materials & Processing where stocks returned +63.4% outperforming the group move of +32.2% led by PolyOne (+131.5%), Buckeye Technologies (+102.1%), and Allegheny Technologies (+73.4%). The Fund also benefited in the Consumer Discretionary space led by Tenneco, Autoliv (+113.4%), and Ann Taylor (+79.7%).

The Fund’s worst performers were Dynegy (-64.1%), SandRidge (-52.1%), and Pharmerica (-51.3%) all of which were eliminated during the fiscal year. The Fund was hardest hit in Producer Durables with struggling performance from Orion Marine (-34.3%) and Con-way (+1.3%). Dot Hill (-34.1%) and Cray (-19.8%) were chiefly responsible for the lagging performance in Technology though Ixia and Lattice Semiconductor (up +131.4% at the time of elimination) helped offset some of that loss. The Fund’s Utilities stocks underperformed their peers due to Dynegy (-64.1%) and Cincinnati Bell (-15.3% at the time of elimination).

TCW Relative Value Small Cap Fund

Management Discussions (Continued)

TCW Relative Value Small Cap Fund - I Class

TCW Relative Value Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2010, the TCW Select Equities Fund (the “Fund”) posted a gain of 20.30% and 19.81% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 19.65% over the same period.

The global economic recovery continued to broaden out during the period with further improvement in both manufacturing and services related activity. Importantly, corporate profits also staged a significant recovery with S&P 500 earnings growth likely to exceed 30% during the fund’s fiscal year. This has contributed to a critical turn in the private sector job market which, while still struggling, is beginning to show improvement. Additionally, interest rates, bond yields, and core inflation remained generally low during the period, providing a constructive backdrop for higher equity prices. Volatility increased significantly during the summer months of 2010, when Eurozone credit problems emerged related to Greece, Spain, Portugal, Italy, and other overly indebted countries. Massive debt purchase programs introduced in response by the European Central Bank disrupted foreign exchange markets, further complicating the landscape for investors. These events coincided with the tragic well blowout in the Gulf of Mexico that resulted in the largest oil spill in U.S. history. Concerns faded and markets turned sharply higher during the later months of the fiscal year following evidence of modest improvements in labor, housing, and manufacturing. Clear assurances from the Fed that it is prepared to act as necessary to support asset prices (and modest inflation) also provided significant support. This pattern of policy-driven trading resulted in a “risk-on, risk-off” feature of the market that prevailed throughout the last few months of the period. It is also keeping correlations among risk assets high and preventing the market from adequately differentiating between high-quality and low-quality stocks. Focus now turns to third-quarter earnings performance, incremental data from the job market, and prospects for further Fed stimulus.

Strong stock selection within the consumer discretionary, energy, and information technology sectors drove the portfolio’s positive relative performance during the fiscal year. Priceline.com enjoyed accelerating fundamentals primarily in the company’s European hotel business. FMC Technologies generated strong order growth as deep water drilling activity rebounded following the Gulf oil spill. Salesforce.com continued to produce growth in revenue and profits that exceeded expectations. We continue to view all three names as attractive long-term investments from current levels.

Stock selection was weakest within the consumer staples, industrials, and materials sectors. CVS Caremark suffered from pricing and perception issues related to its unique Pharmacy Benefit Management business. Quanta Services continued to struggle with delays and weaker-than-expected profitability related to electrical distribution and transmission projects. Monsanto continued to disappoint investors with poor product launches, continued margin problems with the company’s herbicide business, and the lack of clarity around future seed pricing. We continue to hold our position in CVS Caremark, but have sold all remaining shares of Quanta Services and Monsanto.

Over the intermediate-term, we expect the debate between inflation and deflation to rage on. One reason we observe so much confusion on this issue is because both are happening simultaneously. Areas of the economy that were once supported by debt are DEFLATING as credit is diverted away from the private sector and toward governments. Areas of the economy that are sensitive to currency debasement are INFLATING as the Federal Reserve (and other central banks) attempt to weaken their currencies in an effort to drive exports and reduce the real (inflation adjusted) burden of existing debt. The two opposing signals are driving investment capital not only to the U.S. Treasury market to protect against deflation, but

TCW Select Equities Fund

Management Discussions (Continued)

also to the commodity and precious metals markets to protect against inflation. This barbell-like behavior deserves attention because it acts as a potential barrier to fund flows into the real economy. When it subsides, we expect an acceleration of capital back into the more productive private sector, helping to sustain nominal growth.

Our outlook is further colored by other important segments of the economy that continue to polarize. Confidence surveys suggest that while large companies have enjoyed a substantial rebound in activity and are now concerned about a renewed slowdown, small companies are still waiting for the initial bounce. Credit markets and bank lending remain wide open to large businesses, but doors are largely shut to smaller firms (or open at onerous rates). Rising prices in financial markets have provided a boost to higher-income households, but they have done little for lower-income families that continue to struggle with soft home prices representing the majority of their net worth. Profitability (measured by net interest margin) at large banks has staged an impressive recovery while small banks continue to struggle. We attribute all of these peculiarities to the unprecedented scale of government stimulus underway for the past two years. This interference in capital markets pricing will likely continue until either economic growth makes it no longer necessary or until unforeseen consequences expose its cost. Further clarity on policy could emerge post the November congressional elections. In the meantime, we expect a range-bound market sensitive to third-quarter profit reports and punctuated by “risk-on” advances and “risk-off” declines.

TCW Select Equities Fund

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2010, the TCW Small Cap Growth Fund (the “Fund”) posted a gain of 25.21% and 24.90% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 2000 Growth Index, returned 28.67% over the same period.

The Fund underperformed the benchmark for the one year period ending October 31, 2010. Strong stock selection in information technology was offset by negative stock selection in energy, financials and industrials. Positive stock selection in health care and consumer discretionary was offset by negative allocation in those sectors.

In information technology, a sector in which the Fund is underweight versus the index, standout contributors to relative performance during the period were names such as 3PAR (which was acquired by Hewlett-Packard) in computers and peripherals, Aruba Networks in communications equipment and VanceInfo Technologies and Fortinet in software. Semiconductor name Cavium Networks and internet software and services company MercadoLibre also helped. Notable detractors in technology included IT services company Euronet Worldwide, semiconductor name MaxLinear and software company SolarWinds.

The Fund is overweight in the energy, financials and health care sectors. In energy, Core Laboratories, Superior Well Services (which was acquired by Nabors Industries) and Swift Energy aided performance while ATP Oil & Gas, Comstock Resources and Oceaneering detracted. Medical device company Dexcom, pharmaceutical holding Salix Pharmaceuticals, and biotechnology companies Amylin Pharmaceuticals and Human Genome Sciences were leading contributors in health care, while names such as NuVasive, DynaVox and Acorda Therapeutics hurt performance. The Fund is underweight in the industrials and consumer discretionary sectors. In industrials, performance was helped by Wesco International and Kansas City Southern, while Duoyuan Global Water and Northwest Pipe notably detracted. The Fund’s names related to the Chinese travel industry contributed in consumer discretionary, including 7 Days Group, Ctrip.com, and Home Inns and Hotels. Conversely, online education holding Capella Education and apparel and footwear company Volcom detracted in the sector.

With the usual caveat that we do not have an edge in making macro economic forecasts, we remain of the opinion this recovery will continue, but will be slow. Unfortunately we are in a hole that takes some time to climb out of. Through much of the decade, the U.S. pulled forward an enormous amount of consumption, funding this consumption with (what else but) consumer and public-sector debt. As a result, aggregate standards of living in the U.S. will likely stagnate (or even fall) for a number of years. We recently saw how our portfolio’s companies responded throughout both the “Great Recession” and in the following recovery. Given the circumstances, they fared well, exhibiting stronger revenue growth than their competitors, and even managing to show some positive revenue growth amid the toughest parts of the crisis. We’re encouraged by the strong above-trend revenue growth that they have shown in the early stages of what is still a weak recovery. Going forward, we will remain focused on finding exceptional small companies that meet our growth criteria and that are able to take market share in periods of economic growth as well as in periods of economic uncertainty.

TCW Small Cap Growth Fund

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2010, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 20.78% and 20.42% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell MidCap Value Index, returned 27.49% over the same period.

Macro events dominated headlines over the past year. The first half of the fiscal year unfolded as a classic rebound from the depths of the severe 2007-2009 recession. Early cyclicals and low-quality, more highly levered stocks bounced the most. Markets corrected in the spring and summer as the European debt crisis elicited fears that the E.U. and the Euro could be vulnerable to a break-up. The U.S. economy hit a soft patch as consumer spending slowed, employment trends stagnated, and housing demand dried up following the expiration of tax credits. Two events this past spring also appeared to impact confidence: the Gulf of Mexico oil spill on April 20 and the “flash crash” of May 6. Markets rebounded in September and October as investors cheered a number of positive developments including resurgent merger activity, dovish Fed commentary, the prospects for change in Washington, solid company earnings, better than expected back-to-school sales, and compelling valuations. During the past year the bright spot in the world economy has been the resilience of developing markets, especially China. Though concerns are rising that its rapid growth may fuel inflation, the Chinese government has thus far demonstrated an accurate handle on the pulse of its economy.

Despite the many cross-currents, markets were generally higher for the 12-months ended October 31, 2010. While the Fund posted solid absolute returns, it trailed its principal benchmark. The Fund tends to own high quality companies undergoing some period of near-term earnings trauma. While high-quality worked well during the recession, it lagged the upturn. Meanwhile, the market’s schizophrenic top-down “risk-on risk-off” trading mentality has caused gyrations in short-term performance, but provided great opportunity for long-term investors to purchase premier franchises at steep valuation discounts.

Industrials, information technology, and utilities helped relative performance while financials and energy were the principle detractors. Companies tied to aerospace, such as Hexcel and Cytec, moved higher as an expected multi-year ramp in production approaches for civilian and military aircraft. Machinery stocks such as Wabco and Joy Global benefitted from strong global industrial demand. While tech stocks have been volatile, strong consumer affinity for mobile phones and computing has helped suppliers such as Avago and Broadcom. Although the performance of financials has been spotty, and while improvement is not expected to be linear, we believe non-performing loans are peaking for many regional banks, and valuations are compelling. We also purchased a number of REIT’s, believing their mid-single-digit yields look attractive in what looks to be an extended low-interest rate environment.

We believe the case for stocks is stronger than ever. Valuations are attractive both historically and relative to other asset classes. The Fed has launched its next salvo against deflation with another round of quantitative easing, which should improve equities appeal relative to bonds. As evidence the economy may be stronger than perceived, company commentary and earnings have been solid, and managements are starting to put cash to work through share buybacks and increased M&A activity. As fundamentally-driven bottom-up investors, we continue to focus on purchasing stocks trading below intrinsic value and selling those that have reached our price objective.

TCW Value Opportunities Fund

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2010, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 12.08% and 12.19% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of S&P 500 Index (40%) and Barclays Capital U.S. Aggregate Bond Index (60%) returned 11.85% over the same period.

The Fund outperformed during the past year in large part due to our slight overweight to U.S. equities, especially to funds in the large cap growth area. Over the past 12 months, we have increased our allocation to U.S. fixed income funds to be more in with the index while slightly reducing the exposure to U.S. equities funds.

Equity markets marched higher over the past year, bringing domestic and global indexes to their highest levels in nearly two years as key economic indicators began to show more consistent growth and stabilization in the U.S. economic recovery. The employment picture had shown some stability as layoffs seemed to wind down. Home prices had shown small increases, possibly hinting that a bottom might be forming. Retail sales came in stronger than expected. Consumer and business confidence edged slightly higher.

In addition to better than expected economic data, a supportive Federal Reserve added to investor’s enthusiasm and helped confirm investor’s feelings that an economic recovery was a near term probability. The Federal Reserve stated its willingness to ease monetary policy further to spur growth. The Federal Reserve had reaffirmed its conviction to monitor the economic outlook and financial developments. It said it would provide additional stimulus if needed to support the economic recovery and to return inflation.

Even though economic numbers have begun to show signs of economic stabilization; we continue to remain cautious with our outlook and positioning of the portfolio due to the uncertainty about the prospects of economic recovery. We continue to have concerns about unemployment, further weakening of housing prices and increased inventory, and consumer spending. The next round of quantitative easing by the fed might supply a short term jolt to the economy, but we remain cautious on the longer term outlook for the U.S. economy.

TCW Conservative Allocation Fund

TCW Conservative Allocation Fund - I Class

TCW Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Moderate Allocation Fund

Management Discussions

For the year ended October 31, 2010, the TCW Moderate Allocation Fund (the “Fund”) posted a gain of 12.74% and 12.54% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of Russell 1000 Index (60%) and Barclays Capital Universal Index (40%) returned 14.57% over the same period.

The Fund underperformed during the past year in large part due to the allocation to a defensive ETF along with a slight overweight allocation to funds investing in mid cap stocks. The allocation to high yield bond funds and overweight allocation to large cap growth equity funds were main contributors to performance. Over the past 12 months, the allocation to both large cap growth and high yield fixed income were increased.

Equity markets marched higher over the past year, bringing domestic and global indexes to their highest levels in nearly two years as key economic indicators began to show more consistent growth and stabilization in the U.S. economic recovery. The employment picture had shown some stability as layoffs seemed to wind down. Home prices had shown small increases, possibly hinting that a bottom might be forming. Retail sales came in stronger than expected. Consumer and business confidence edged slightly higher.

In addition to better than expected economic data, a supportive Federal Reserve added to investor’s enthusiasm and helped confirm investor’s feelings that an economic recovery was a near term probability. The Federal Reserve stated its willingness to ease monetary policy further to spur growth. The Federal Reserve had reaffirmed its conviction to monitor the economic outlook and financial developments. It said it would provide additional stimulus if needed to support the economic recovery and to return inflation.

Even though economic numbers have begun to show signs of economic stabilization; we continue to remain cautious with our outlook and positioning of the portfolio due to the uncertainty about the prospects of economic recovery. We continue to have concerns about unemployment, further weakening of housing prices and increased inventory, and consumer spending. The next round of quantitative easing by the fed might supply a short term jolt to the economy, but we remain cautious on the longer term outlook for the U.S. economy.

TCW Moderate Allocation Fund

TCW Moderate Allocation Fund - I Class

TCW Moderate Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Aggressive Allocation Fund

Management Discussions

For the year ended October 31, 2010, the TCW Aggressive Allocation Fund (the “Fund”) posted a gain of 9.92% on both I Class and N Class shares. The Fund’s blended benchmark of Morgan Stanley Capital International World Index (75%) and Citigroup World Government Bond Index (25%) returned 11.89% over the same period.

The Fund underperformed during the past year in large part due to the allocation to defensive ETFs along with an overweight allocation to small cap growth equity funds. A slight overweight allocation in U.S. equities funds and overweight allocation to large cap growth equity funds were main contributors to performance. Over the past 12 months, the allocation to both the large cap growth and emerging market fixed income were increased.

Equity markets marched higher over the past year, bringing domestic and global indexes to their highest levels in nearly two years as key economic indicators began to show more consistent growth and stabilization in the U.S. economic recovery. The employment picture had shown some stability as layoffs seemed to wind down. Home prices had shown small increases, possibly hinting that a bottom might be forming. Retail sales came in stronger than expected. Consumer and business confidence edged slightly higher.

In addition to better than expected economic data, a supportive Federal Reserve added to investor’s enthusiasm and helped confirm investor’s feelings that an economic recovery was a near term probability. The Federal Reserve stated its willingness to ease monetary policy further to spur growth. The Federal Reserve had reaffirmed its conviction to monitor the economic outlook and financial developments. It said it would provide additional stimulus if needed to support the economic recovery and to return inflation.

Even though economic numbers have begun to show signs of economic stabilization; we continue to remain cautious with our outlook and positioning of the portfolio due to the uncertainty about the prospects of economic recovery. We continue to have concerns about unemployment, further weakening of housing prices and increased inventory, and consumer spending. The next round of quantitative easing by the fed might supply a short term jolt to the economy, but we remain cautious on the longer term outlook for the U.S. economy.

TCW Aggressive Allocation Fund

TCW Aggressive Allocation Fund - I Class

TCW Aggressive Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Concentrated Value Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.7% of Net Assets)
51,340	Honeywell International, Inc.	$2,418,628

	Air Freight & Logistics (2.5%)
23,105	C.H. Robinson Worldwide, Inc.	1,628,440

	Biotechnology (0.5%)
4,615	Genzyme Corp. (1)	332,880

	Capital Markets (7.3%)
20,095	Goldman Sachs Group, Inc. (The)	3,234,290
27,000	T. Rowe Price Group, Inc.	1,492,290

	Total Capital Markets	4,726,580

	Chemicals (11.4%)
22,335	Air Products & Chemicals, Inc.	1,897,805
62,600	Dow Chemical Co. (The)	1,929,958
41,247	Ecolab, Inc.	2,034,302
16,700	Praxair, Inc.	1,525,378

	Total Chemicals	7,387,443

	Commercial Banks (5.7%)
143,292	Wells Fargo & Co.	3,737,055

	Communications Equipment (2.7%)
217,200	Motorola, Inc. (1)	1,770,180

	Computers & Peripherals (4.3%)
3,700	Apple, Inc. (1)	1,113,219
40,800	Hewlett-Packard Co.	1,716,048

	Total Computers & Peripherals	2,829,267

	Diversified Financial Services (8.0%)
203,100	Bank of America Corp.	2,323,464
77,283	JPMorgan Chase & Co.	2,908,159

	Total Diversified Financial Services	5,231,623

	Electrical Equipment (4.1%)
42,430	Rockwell Automation, Inc.	2,646,359

	Energy Equipment & Services (12.4%)
51,455	Cameron International Corp. (1)	2,251,156
77,953	Halliburton Co.	2,483,583
38,270	Schlumberger, Ltd.	2,674,690
38,087	Weatherford International, Ltd. (1)	640,243

	Total Energy Equipment & Services	8,049,672

	Food & Staples Retailing (3.1%)
66,400	CVS Caremark Corp.	1,999,968

See accompanying notes to financial statements.

TCW Concentrated Value Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Insurance (3.5%)
38,530	ACE, Ltd. (1)	$2,289,453

	IT Services (2.9%)
8,000	MasterCard, Inc.	1,920,480

	Life Sciences Tools & Services (3.2%)
41,130	Thermo Fisher Scientific, Inc. (1)	2,114,905

	Machinery (5.7%)
25,280	Danaher Corp.	1,096,141
39,055	SPX Corp.	2,619,028

	Total Machinery	3,715,169

	Metals & Mining (2.0%)
16,560	Agnico-Eagle Mines, Ltd.	1,284,890

	Multiline Retail (3.8%)
47,985	Kohl’s Corp. (1)	2,456,832

	Oil, Gas & Consumable Fuels (4.4%)
7,230	Apache Corp.	730,375
47,100	Denbury Resources, Inc. (1)	801,642
16,814	Occidental Petroleum Corp.	1,322,085

	Total Oil, Gas & Consumable Fuels	2,854,102

	Pharmaceuticals (4.8%)
23,900	Allergan, Inc.	1,730,599
37,675	Merck & Co., Inc.	1,366,849

	Total Pharmaceuticals	3,097,448

	Road & Rail (1.0%)
7,200	Union Pacific Corp.	631,296

	Specialty Retail (3.0%)
62,525	Home Depot, Inc. (The)	1,930,771

	Total Common Stock (Cost: $60,463,305) (100.0%)	65,053,441

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

$30,947	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $30,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $32,247) (Total Amount to be Received Upon Repurchase $30,947)	$30,947

	Total Short-Term Investments (Cost: $30,947) (0.0%)	30,947

	Total Investments (Cost: $60,494,252) (100.0%)	65,084,388
	Liabilities in Excess of Other Assets ((0.0)%)	(13,193)

	Net Assets (100.0%)	$65,071,195

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	3.7%
Air Freight & Logistics	2.5
Biotechnology	0.5
Capital Markets	7.3
Chemicals	11.4
Commercial Banks	5.7
Communications Equipment	2.7
Computers & Peripherals	4.3
Diversified Financial Services	8.0
Electrical Equipment	4.1
Energy Equipment & Services	12.4
Food & Staples Retailing	3.1
IT Services	2.9
Insurance	3.5
Life Sciences Tools & Services	3.2
Machinery	5.7
Metals & Mining	2.0
Multiline Retail	3.8
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	4.8
Road & Rail	1.0
Specialty Retail	3.0
Short-Term Investments	0.0 **

Total	100.0%

*	These classifications are unaudited.
**	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.2% of Net Assets)
286,800	Honeywell International, Inc.	$13,511,148

	Capital Markets (6.3%)
245,945	Ameriprise Financial, Inc.	12,712,897
374,100	Blackstone Group, LP (The)	5,042,868
491,100	Morgan Stanley	12,213,657
194,200	State Street Corp.	8,109,792

	Total Capital Markets	38,079,214

	Chemicals (3.0%)
380,300	Du Pont (E.I.) de Nemours & Co.	17,980,584

	Commercial Services & Supplies (3.0%)
291,500	Avery Dennison Corp.	10,596,025
212,900	Waste Management, Inc.	7,604,788

	Total Commercial Services & Supplies	18,200,813

	Communications Equipment (2.0%)
1,506,800	Motorola, Inc. (1)	12,280,420

	Computers & Peripherals (1.0%)
410,700	Dell, Inc. (1)	5,905,866

	Consumer Finance (1.1%)
165,800	American Express Co.	6,874,068

	Containers & Packaging (2.5%)
626,300	Packaging Corp. of America	15,300,509

	Diversified Financial Services (3.3%)
524,400	JPMorgan Chase & Co.	19,733,172

	Diversified Telecommunication Services (5.2%)
628,500	AT&T, Inc.	17,912,250
1,094,654	Windstream Corp.	13,858,320

	Total Diversified Telecommunication Services	31,770,570

	Electric Utilities (2.0%)
331,500	American Electric Power Co., Inc.	12,411,360

	Electronic Equipment, Instruments & Components (3.1%)
591,400	Tyco Electronics, Ltd.	18,735,552

	Energy Equipment & Services (4.5%)
296,500	Baker Hughes, Inc.	13,736,845
299,900	Ensco International PLC (SP ADR)	13,897,366

	Total Energy Equipment & Services	27,634,211

	Food & Staples Retailing (1.0%)
192,300	CVS Caremark Corp.	5,792,076

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Food Products (4.2%)
617,100	Kraft Foods, Inc.	$19,913,817
398,200	Sara Lee Corp.	5,706,206

	Total Food Products	25,620,023

	Health Care Providers & Services (0.9%)
1,213,185	Tenet Healthcare Corp. (1)	5,289,487

	Household Durables (1.5%)
638,671	Lennar Corp.	9,267,116

	Household Products (2.3%)
220,300	Kimberly-Clark Corp.	13,953,802

	Industrial Conglomerates (6.5%)
795,050	General Electric Co.	12,736,701
589,800	Textron, Inc.	12,279,636
377,500	Tyco International, Ltd.	14,450,700

	Total Industrial Conglomerates	39,467,037

	Insurance (3.8%)
320,000	MBIA, Inc. (1)	3,587,200
351,200	Travelers Cos., Inc. (The)	19,386,240

	Total Insurance	22,973,440

	IT Services (2.8%)
116,600	International Business Machines Corp.	16,743,760

	Life Sciences Tools & Services (1.0%)
123,200	Thermo Fisher Scientific, Inc. (1)	6,334,944

	Media (4.7%)
398,600	CBS Corp. — Class B	6,748,298
552,950	Comcast Corp.	11,379,711
773,400	Regal Entertainment Group	10,440,900

	Total Media	28,568,909

	Metals & Mining (3.0%)
719,400	Alcoa, Inc.	9,445,722
208,700	United States Steel Corp.	8,930,273

	Total Metals & Mining	18,375,995

	Oil, Gas & Consumable Fuels (8.7%)
199,600	Anadarko Petroleum Corp.	12,289,372
269,500	Chevron Corp.	22,263,395
194,600	Devon Energy Corp.	12,652,892
330,100	Valero Energy Corp.	5,925,295

	Total Oil, Gas & Consumable Fuels	53,130,954

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Paper & Forest Products (1.4%)
328,200	MeadWestvaco Corp.	$8,444,586

	Pharmaceuticals (4.5%)
988,600	Pfizer, Inc.	17,201,640
214,500	Watson Pharmaceuticals, Inc. (1)	10,006,425

	Total Pharmaceuticals	27,208,065

	Real Estate Investment Trusts (REITs) (0.6%)
212,500	Annaly Capital Management, Inc.	3,763,375

	Semiconductors & Semiconductor Equipment (3.5%)
141,500	Analog Devices, Inc.	4,764,305
726,700	Intel Corp.	14,584,869
65,100	Microchip Technology, Inc.	2,094,918

	Total Semiconductors & Semiconductor Equipment	21,444,092

	Software (2.4%)
350,100	CA, Inc.	8,125,821
408,700	Symantec Corp. (1)	6,612,766

	Total Software	14,738,587

	Specialty Retail (5.8%)
161,600	Best Buy Co., Inc.	6,945,568
237,100	Foot Locker, Inc.	3,777,003
552,400	Gap, Inc. (The)	10,501,124
462,100	Home Depot, Inc. (The)	14,269,648

	Total Specialty Retail	35,493,343

	Thrifts & Mortgage Finance (1.5%)
526,400	New York Community Bancorp, Inc.	8,911,952

	Wireless Telecommunication Services (0.6%)
927,700	Sprint Nextel Corp. (1)	3,822,124

	Total Common Stock (Cost: $610,481,328) (99.9%)	607,761,154

	Total Investments (Cost: $610,481,328) (99.9%)	607,761,154
	Excess of Other Assets over Liabilities (0.1%)	340,458

	Net Assets (100.0%)	$608,101,612

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	2.2%
Capital Markets	6.3
Chemicals	3.0
Commercial Services & Supplies	3.0
Communications Equipment	2.0
Computers & Peripherals	1.0
Consumer Finance	1.1
Containers & Packaging	2.5
Diversified Financial Services	3.3
Diversified Telecommunication Services	5.2
Electric Utilities	2.0
Electronic Equipment, Instruments and Components	3.1
Energy Equipment & Services	4.5
Food & Staples Retailing	1.0
Food Products	4.2
Health Care Providers & Services	0.9
Household Durables	1.5
Household Products	2.3
IT Services	2.8
Industrial Conglomerates	6.5
Insurance	3.8
Life Sciences Tools & Services	1.0
Media	4.7
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	8.7
Paper & Forest Products	1.4
Pharmaceuticals	4.5
Real Estate Investment Trusts (REITs)	0.6
Semiconductors & Semiconductor Equipment	3.5
Software	2.4
Specialty Retail	5.8
Thrifts & Mortgage Finance	1.5
Wireless Telecommunication Services	0.6

Total	99.9%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Schedule of Investments

Number of Shares	Equity Securities	Value

	Argentina (Cost: $202,610) (0.8% of Net Assets)
3,025	Mercadolibre, Inc. (1)	$200,043

	Brazil (17.2%)
32,000	Aliansce Shopping Centers S.A.	263,295
14,421	Banco Bradesco S.A. (ADR)	299,957
21,470	Banco do Brasil, S.A.	417,960
18,100	BM&FBovespa S.A.	151,694
40	Brasil Insurance Participco (1)	31,759
1,429	Companhia de Bebidas das Americas, Preferred Stock, 4.00% (ADR)	198,974
20,648	Fibria Celulose S.A. (SP ADR) (1)	370,838
19,500	Fleury S.A.	252,308
2,325	iShares MSCI Brazil Index Fund, Exchange-Traded Fund	179,118
15,522	Itau Unibanco Holding S.A., Preferred Stock, 0.38% (ADR)	381,220
32,126	Lojas Americanas S.A., Preferred Stock, 0.22%	345,577
19,800	PDG Realty S.A. Empreendimentos e Participacoes	247,689
11,173	Petroleo Brasileiro S.A. (SP ADR)	348,486
17,766	Usinas Siderurgicas de Minas Gerais S.A., Preferred Stock, 1.69%	221,827
19,978	Vale S.A., Preferred Stock, 1.90% (ADR)	573,968

	Total Brazil (Cost: $4,119,752)	4,284,670

	China (20.1%)
245,736	361 Degrees International, Ltd.	238,718
13,067	7 Days Group Holdings, Ltd. (ADR) (1)	262,255
2,295	Baidu.com, Inc. (SP ADR) (1)	252,473
99,397	BBMG Corp.	143,141
364,181	China CITIC Bank Corp., Ltd. — Class H	265,060
270,968	China Construction Bank Corp. — Class H	259,046
105,000	China High Speed Transmission Equipment Group Co., Ltd.	215,043
72,953	China Life Insurance Co., Ltd. — Class H	320,722
7,820	China Mobile, Ltd. (SP ADR)	401,713
33,864	China National Building Material Co., Ltd., Class H	83,017
2,016	CNinsure, Inc. (ADR)	51,811
615	CNOOC, Ltd. (ADR)	128,486
25,687	Dongfang Electric Corp., Ltd.	124,839
502,087	Evergrande Real Estate Group, Ltd.	213,712
4,780	Home Inns & Hotels Management, Inc. (ADR) (1)	244,545
308,628	Industrial and Commercial Bank of China, Ltd. — Class H	249,338
28,463	KongZhong Corp. (ADR) (1)	210,626
3,555	PetroChina Co., Ltd. (ADR)	437,087
615,000	Renhe Commercial Holdings Co., Ltd.	117,637
221,000	Shanghai Electric Group Co., Ltd.	148,057
280,421	Skyworth Digital Holdings, Ltd.	164,536
12,058	Tencent Holdings, Ltd.	277,494
5,692	Xinjiang Goldwind Science & Technology Co., Ltd. (1)	14,760
60,000	Yanzhou Coal Mining Co., Ltd. — Class H	173,596

	Total China (Cost: $4,706,909)	4,997,712

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

October 31, 2010

Number of Shares	Equity Securities	Value

	Colombia (Cost: $141,266) (0.7%)
5,190	Pacific Rubiales Energy Corp. (1)	$165,435

	India (10.4%)
6,129	Bharat Heavy Electricals, Ltd.	337,903
13,784	ICICI Bank, Ltd. (SP ADR)	724,763
9,346	Infosys Technologies, Ltd. (SP ADR)	630,294
23,200	Oriental Bank of Commerce	262,490
8,680	Reliance Industries, Ltd.	214,540
6,022	Reliance Industries, Ltd., (144A) (GDR) (2)	300,034
11,882	Wipro, Ltd.	112,237

	Total India (Cost: $2,175,982)	2,582,261

	Indonesia (5.5%)
40,473	Astra International Tbk PT	259,133
166,500	Bank Rakyat Indonesia Tbk PT	213,165
218,000	Indofood Sukses Makmur Tbk PT	127,143
542,309	Perusahaan Gas Negara (Persero) Tbk PT	246,689
211,067	United Tractors Tbk PT	526,092

	Total Indonesia (Cost: $1,167,194)	1,372,222

	Israel (Cost: $205,881) (0.8%)
4,099	Teva Pharmaceutical Industries, Ltd. (SP ADR)	212,738

	Kazakhstan (3.4%)
32,006	Halyk Savings Bank of Kazakhstan JSC, (Reg. S) (GDR) (1)	297,656
92,048	Kazkommertsbank, (Reg. S) (GDR) (1)	543,083

	Total Kazakhstan (Cost: $983,551)	840,739

	Mexico (5.7%)
8,204	America Movil, S.A.B. de C.V., Series L (ADR)	469,761
37,942	Corporacion GEO S.A.B. de C.V., Series B (1)	120,451
170,489	Grupo Mexico S.A.B. de C.V., Series B	561,531
6,363	Grupo Televisa S.A. (SP ADR)	142,850
7,942	Telefonos de Mexico S.A.B. de C.V. (SP ADR)	122,942

	Total Mexico (Cost: $1,161,058)	1,417,535

	Panama (Cost: $237,106) (0.9%)
4,400	Copa Holdings S.A.	223,212

	Philippines (Cost: $98,554) (0.5%)
5,500	Globe Telecom, Inc.	115,099

	Russia (13.1%)
21,325	Alliance Oil Co., Ltd. (ADR) (1)	309,091
10,930	CTC Media, Inc.	257,948
9,991	Eurasia Drilling Co., Ltd., (Reg. S) (GDR)	254,771
11,320	Gazprom Neft JSC (SP ADR)	217,910

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	Russia (Continued)
891,961	IDGC Holding JSC (1)	$154,346
8,670	LSR Group	233,776
40,946	LSR Group OJSC, (Reg. S) (GDR) (1)	348,041
14,880	Mechel Preferred Stock (SP ADR)	117,254
6,611	Novorossiysk Sea Trade Port, (Reg. S) (GDR) (1)	59,149
78,262	PIK Group, (Reg. S) (GDR) (1)	293,482
26,484	Raspadskaya (1)	153,145
44,000	Sberbank of Russia, Preferred Stock, 0.71%	99,747
88,069	Sberbank/Savings Bank of the Russian Federation	289,254
14,471	VimpelCom, Ltd. (SP ADR) (1)	221,840
2,502	Vsmpo-Avisma Corp.	240,225

	Total Russia (Cost: $3,371,121)	3,249,979

	Saudi Arabia (Cost: $114,360) (0.5%)
10,940	HSBC Bank PLC, Participating Access-Linked Middle Eastern Securities of Yansab National Petrochemical	123,838

	South Africa (4.1%)
2,628	Anglo Platinum, Ltd. (1)	259,641
22,361	Aveng, Ltd.	140,552
9,013	Impala Platinum Holdings, Ltd.	254,456
1,281	Naspers, Ltd. — N Shares	67,192
20,585	Standard Bank Group, Ltd.	302,924

	Total South Africa (Cost: $945,026)	1,024,765

	South Korea (9.3%)
8,125	Hankook Tire Co., Ltd.	211,631
1,986	Hyundai Mobis (1)	494,575
6,260	Hyundai Motor Co., Preferred Stock, 1.89%	324,093
3,410	KT Corp.	134,354
21,760	LG Telecom, Ltd.	141,195
554	POSCO	228,651
692	Samsung Electronics Co., Ltd.	459,091
2,872	Shinhan Financial Group Co., Ltd.	111,262
421	Shinsegae Co., Ltd.	213,426

	Total South Korea (Cost: $2,191,254)	2,318,278

	Taiwan (Cost: $31,717) (0.1%)
7,671	Hon Hai Precision Industry Co., Ltd. (Foxconn) (1)	29,012

	Thailand (3.9%)
56,375	Bangkok Bank Public Co., Ltd.	291,161
4,300	Banpu Public Co., Ltd.	112,121
8,207	Banpu Public Co., Ltd. (NVDR) (ADR)	212,482
38,091	Kasikornbank Public Co., Ltd. (NVDR) (ADR)	148,925

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

October 31, 2010

Number of Shares	Equity Securities	Value

	Thailand (Continued)
34,561	PTT Exploration & Production Public Co., Ltd.	$197,695

	Total Thailand (Cost: $726,903)	962,384

	Turkey (Cost: $243,114) (0.9%)
3,180	iShares MSCI Turkey Investable Market Index Fund, Exchange-Traded Fund	235,288

	Total Equity Securities (Cost: $22,823,358) (97.9%)	24,355,210

	Warrants
	Brazil (0.7%)
8,000	Aliansce Shopping Center S.A. (Low Exercise Call Warrants issued by UBS AG), Expires 11/10/11 (1)	64,930
7,000	BM&FBovespa S.A. (Low Exercise Call Warrants issued by UBS AG), Expires 11/10/11 (1)	58,542
5,000	PDG Realty S.A. Empreendimentos e Participacoes (Low Exercise Call Warrants issued by UBS AG), Expires 11/10/11 (1)	62,048

	Total Brazil (Cost: $192,590)	185,520

	Total Warrants (Cost: $192,590) (0.7%)	185,520

Principal Amount	Short-Term Investments
$325,827	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $310,000, U.S. Treasury Note, 2.50%, due 04/30/15 valued at $333,219) (Total Amount to be Received Upon Repurchase $325,828)	325,827

	Total Short-Term Investments (Cost: $325,827) (1.3%)	325,827

	Total Investments (Cost: $23,341,775) (99.9%)	24,866,557
	Excess of Other Assets over Liabilities (0.1%)	17,311

	Total Net Assets (100.0%)	$24,883,868

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
NVDR -	Non-Voting Depositary Receipt.
Reg. S -	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $300,034 or 1.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Investments by Industry

Industry*	Percentage of Net Assets
Airlines	0.9%
Auto Components	2.9
Automobiles	2.3
Beverages	0.8
Commercial Banks	21.3
Construction & Engineering	0.6
Construction Materials	3.2
Diversified Financial Services	0.8
Diversified Telecommunication Services	2.5
Electric Utilities	0.6
Electrical Equipment	3.5
Electronic Equipment, Instruments and Components	0.1
Energy Equipment & Services	1.0
Exchange-Traded Fund (ETF)	1.6
Food & Staples Retailing	0.9
Food Products	0.5
Gas Utilities	1.0
Health Care Providers & Services	1.0
Hotels, Restaurants & Leisure	2.0
Household Durables	3.6
IT Services	2.9
Insurance	1.6
Internet Software & Services	2.9
Machinery	2.1
Media	1.9
Metals & Mining	10.4
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	11.4
Paper & Forest Products	1.5
Pharmaceuticals	0.8
Real Estate Management & Development	2.8
Semiconductors & Semiconductor Equipment	1.8
Software	0.8
Textiles, Apparel & Luxury Goods	1.0
Transportation Infrastructure	0.2
Wireless Telecommunication Services	4.0
Short-Term Investments	1.3

Total	99.9%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments	October 31, 2010

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.6% of Net Assets)
245	Honeywell International, Inc.	$11,542
140	Precision Castparts Corp.	19,121

	Total Aerospace & Defense	30,663

	Air Freight & Logistics (1.0%)
171	C.H. Robinson Worldwide, Inc.	12,052

	Beverages (1.0%)
200	Coca-Cola Co. (The)	12,264

	Biotechnology (3.5%)
295	Amylin Pharmaceuticals, Inc. (1)	3,844
162	Dendreon Corp. (1)	5,913
260	Genzyme Corp. (1)	18,754
230	Human Genome Sciences, Inc. (1)	6,182
60	InterMune, Inc. (1)	788
139	Ironwood Pharmaceuticals, Inc. (1)	1,555
120	Vertex Pharmaceuticals, Inc. (1)	4,600

	Total Biotechnology	41,636

	Capital Markets (1.7%)
556	Janus Capital Group, Inc.	5,871
265	T. Rowe Price Group, Inc.	14,647

	Total Capital Markets	20,518

	Chemicals (4.6%)
200	Air Products & Chemicals, Inc.	16,994
127	Celanese Corp.	4,527
39	CF Industries Holdings, Inc.	4,779
200	Mosaic Co. (The)	14,632
150	Praxair, Inc.	13,701

	Total Chemicals	54,633

	Commercial Banks (0.2%)
405	Wilshire Bancorp, Inc.	2,718

	Commercial Services & Supplies (0.5%)
90	Clean Harbors, Inc. (1)	6,345

	Communications Equipment (7.1%)
350	Aruba Networks, Inc. (1)	7,669
700	Cisco Systems, Inc. (1)	15,981
1,345	Motorola, Inc. (1)	10,962
795	Qualcomm, Inc.	35,878
260	Research In Motion, Ltd. (1)	14,807

	Total Communications Equipment	85,297

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Computers & Peripherals (6.6%)
174	Apple, Inc. (1)	$52,352
520	EMC Corp. (1)	10,925
545	Seagate Technology (1)	7,984
570	SMART Technologies, Inc. (1)	7,404

	Total Computers & Peripherals	78,665

	Consumer Finance (0.1%)
30	Green Dot Corp. (1)	1,524

	Distributors (0.4%)
225	LKQ Corp. (1)	4,892

	Diversified Consumer Services (0.6%)
47	Strayer Education, Inc.	6,572
5	TAL Education Group (ADR) (1)	89

	Total Diversified Consumer Services	6,661

	Diversified Financial Services (0.6%)
192	MSCI, Inc. (1)	6,883

	Electrical Equipment (1.6%)
308	Rockwell Automation, Inc.	19,210

	Energy Equipment & Services (4.7%)
310	Cameron International Corp. (1)	13,562
64	Core Laboratories N.V.	4,977
116	FMC Technologies, Inc. (1)	8,364
269	Lufkin Industries, Inc.	13,141
85	Oceaneering International, Inc. (1)	5,259
635	Weatherford International, Ltd. (1)	10,674

	Total Energy Equipment & Services	55,977

	Food & Staples Retailing (1.6%)
495	CVS Caremark Corp.	14,909
126	United Natural Foods, Inc. (1)	4,506

	Total Food & Staples Retailing	19,415

	Food Products (1.5%)
140	Green Mountain Coffee Roasters, Inc. (1)	4,619
275	Kellogg Co.	13,821

	Total Food Products	18,440

	Health Care Equipment & Supplies (2.5%)
341	Dexcom, Inc. (1)	4,689
47	HeartWare International, Inc. (1)	3,212
300	Masimo Corp.	9,051
177	NuVasive, Inc. (1)	4,637

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Health Care Equipment & Supplies (Continued)
90	Thoratec Corp. (1)	$2,938
245	Volcano Corp. (1)	5,983

	Total Health Care Equipment & Supplies	30,510

	Health Care Providers & Services (4.0%)
615	Express Scripts, Inc. (1)	29,840
340	Medco Health Solutions, Inc. (1)	17,860

	Total Health Care Providers & Services	47,700

	Health Care Technology (0.2%)
66	athenahealth, Inc. (1)	2,638

	Hotels, Restaurants & Leisure (3.5%)
276	7 Days Group Holdings, Ltd. (ADR) (1)	5,539
240	Carnival Corp.	10,361
119	Ctrip.com International, Ltd. (ADR) (1)	6,197
366	Starwood Hotels & Resorts Worldwide, Inc.	19,815

	Total Hotels, Restaurants & Leisure	41,912

	Household Products (1.4%)
255	Procter & Gamble Co. (The)	16,210

	Insurance (4.3%)
355	Aflac, Inc.	19,841
460	Prudential Financial, Inc.	24,187
287	Tower Group, Inc.	6,968

	Total Insurance	50,996

	Internet & Catalog Retail (0.0%)
10	Mecox Lane, Ltd. (ADR) (1)	163

	Internet Software & Services (3.3%)
97	Akamai Technologies, Inc. (1)	5,012
56	Google, Inc. (1)	34,327

	Total Internet Software & Services	39,339

	IT Services (1.3%)
64	MasterCard, Inc.	15,364

	Life Sciences Tools & Services (2.1%)
325	Life Technologies Corp. (1)	16,309
165	Thermo Fisher Scientific, Inc. (1)	8,484

	Total Life Sciences Tools & Services	24,793

	Machinery (3.8%)
242	Chart Industries, Inc. (1)	5,639
305	Cummins, Inc.	26,870

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Machinery (Continued)
135	Flowserve Corp.	$13,500

	Total Machinery	46,009

	Media (0.3%)
2,540	Sirius XM Radio, Inc. (1)	3,797

	Metals & Mining (1.2%)
325	Teck Resources, Ltd. — Class B (1)	14,541

	Multiline Retail (1.3%)
295	Dollar Tree, Inc. (1)	15,136

	Oil, Gas & Consumable Fuels (4.3%)
232	Brigham Exploration Co. (1)	4,893
128	Comstock Resources, Inc. (1)	2,861
1,000	Denbury Resources, Inc. (1)	17,020
197	Houston American Energy Corp.	2,768
130	InterOil Corp. (1)	9,253
342	Plains Exploration & Production Co. (1)	9,531
102	Ultra Petroleum Corp. (1)	4,197
97	Venoco, Inc. (1)	1,502

	Total Oil, Gas & Consumable Fuels	52,025

	Pharmaceuticals (2.3%)
221	Allergan, Inc.	16,003
208	Inspire Pharmaceuticals, Inc. (1)	1,456
276	Mylan, Inc. (1)	5,608
111	Nektar Therapeutics (1)	1,617
80	Salix Pharmaceuticals, Ltd. (1)	3,027

	Total Pharmaceuticals	27,711

	Professional Services (0.7%)
297	Robert Half International, Inc.	8,052

	Real Estate Management & Development (0.3%)
424	China Real Estate Information Corp. (ADR) (1)	4,202

	Road & Rail (0.3%)
80	Kansas City Southern (1)	3,506

	Semiconductors & Semiconductor Equipment (6.4%)
345	ARM Holdings PLC (SP ADR)	6,100
400	Atheros Communications, Inc. (1)	12,416
590	Avago Technologies, Ltd. (1)	14,561
688	Cavium Networks, Inc. (1)	21,927
200	Cree, Inc. (1)	10,258
1,119	MaxLinear, Inc. (1)	11,682

	Total Semiconductors & Semiconductor Equipment	76,944

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Software (3.8%)
91	ANSYS, Inc. (1)	$4,117
159	Fortinet, Inc. (1)	4,770
35	QLIK Technologies, Inc. (1)	874
177	Salesforce.com, Inc. (1)	20,544
515	Take-Two Interactive Software, Inc. (1)	5,490
124	Ultimate Software Group, Inc. (The) (1)	5,131
67	VMware, Inc. (1)	5,123

	Total Software	46,049

	Specialty Retail (3.0%)
245	CarMax, Inc. (1)	7,592
405	Guess?, Inc.	15,763
246	Lumber Liquidators Holdings, Inc. (1)	5,924
247	Rue21, Inc. (1)	6,575

	Total Specialty Retail	35,854

	Textiles, Apparel & Luxury Goods (1.7%)
55	Gildan Activewear, Inc. (1)	1,587
190	Polo Ralph Lauren Corp.	18,407

	Total Textiles, Apparel & Luxury Goods	19,994

	Thrifts & Mortgage Finance (0.4%)
374	Astoria Financial Corp.	4,645

	Tobacco (2.5%)
505	Philip Morris International, Inc.	29,542

	Wireless Telecommunication Services (2.6%)
365	American Tower Corp. (1)	18,838
285	NII Holdings, Inc. — Class B (1)	11,917

	Total Wireless Telecommunication Services	30,755

	Total Common Stock (Cost: $1,030,157) (97.4%)	1,166,180

Principal Amount	Short-Term Investments
$181,435	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $175,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $188,108) (Total Amount to be Received Upon Repurchase $181,435)	181,435

	Total Short-Term Investments (Cost: $181,435) (15.2%)	181,435

	Total Investments (Cost: $1,211,592) (112.6%)	1,347,615
	Liabilities in Excess of Other Assets (-12.6%)	(150,611)

	Net Assets (100.0%)	$1,197,004

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	2.6%
Air Freight & Logistics	1.0
Beverages	1.0
Biotechnology	3.5
Capital Markets	1.7
Chemicals	4.6
Commercial Banks	0.2
Commercial Services & Supplies	0.5
Communications Equipment	7.1
Computers & Peripherals	6.6
Consumer Finance	0.1
Distributors	0.4
Diversified Consumer Services	0.6
Diversified Financial Services	0.6
Electrical Equipment	1.6
Energy Equipment & Services	4.7
Food & Staples Retailing	1.6
Food Products	1.5
Health Care Equipment & Supplies	2.5
Health Care Providers & Services	4.0
Health Care Technology	0.2
Hotels, Restaurants & Leisure	3.5
Household Products	1.4
IT Services	1.3
Insurance	4.3
Internet & Catalog Retail	0.0 **
Internet Software & Services	3.3
Life Sciences Tools & Services	2.1
Machinery	3.8
Media	0.3
Metals & Mining	1.2
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	4.3
Pharmaceuticals	2.3
Professional Services	0.7
Real Estate Management & Development	0.3
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	6.4
Software	3.8
Specialty Retail	3.0
Textiles, Apparel & Luxury Goods	1.7
Thrifts & Mortgage Finance	0.4
Tobacco	2.5
Wireless Telecommunication Services	2.6
Short-Term Investments	15.2

Total	112.6%

*	These classifications are unaudited.
**	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.2% of Net Assets)
70,800	Aerovironment, Inc. (1)	$1,660,968
91,100	Spirit AeroSystems Holdings, Inc. (1)	1,971,404

	Total Aerospace & Defense	3,632,372

	Air Freight & Logistics (4.4%)
31,700	C.H. Robinson Worldwide, Inc.	2,234,216
56,000	Expeditors International of Washington, Inc.	2,764,160

	Total Air Freight & Logistics	4,998,376

	Biotechnology (8.4%)
90,600	Amylin Pharmaceuticals, Inc. (1)	1,180,518
36,400	Dendreon Corp. (1)	1,328,600
42,200	Genzyme Corp. (1)	3,043,886
60,500	Human Genome Sciences, Inc. (1)	1,626,240
53,600	Ironwood Pharmaceuticals, Inc. (1)	599,784
43,600	Vertex Pharmaceuticals, Inc. (1)	1,671,188

	Total Biotechnology	9,450,216

	Capital Markets (6.2%)
209,100	Janus Capital Group, Inc.	2,208,096
107,400	SEI Investments Co.	2,378,910
43,800	T. Rowe Price Group, Inc.	2,420,826

	Total Capital Markets	7,007,832

	Chemicals (1.9%)
17,000	CF Industries Holdings, Inc.	2,083,010

	Communications Equipment (1.6%)
84,100	Aruba Networks, Inc. (1)	1,842,631

	Computers & Peripherals (2.4%)
204,700	SMART Technologies, Inc. (1)	2,659,053

	Consumer Finance (0.5%)
11,000	Green Dot Corp. (1)	558,800

	Diversified Consumer Services (3.8%)
33,483	Capella Education Co. (1)	1,835,873
17,300	Strayer Education, Inc.	2,419,059

	Total Diversified Consumer Services	4,254,932

	Diversified Financial Services (2.1%)
67,408	MSCI, Inc. (1)	2,416,577

	Electrical Equipment (2.7%)
48,500	Rockwell Automation, Inc.	3,024,945

See accompanying notes to financial statements.

TCW Growth Equities Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Energy Equipment & Services (3.8%)
38,500	Core Laboratories N.V.	$2,994,145
20,900	Oceaneering International, Inc. (1)	1,293,083

	Total Energy Equipment & Services	4,287,228

	Food Products (1.5%)
51,300	Green Mountain Coffee Roasters, Inc. (1)	1,692,387

	Health Care Equipment & Supplies (8.3%)
9,300	Intuitive Surgical, Inc. (1)	2,445,435
94,400	Masimo Corp. (1)	2,848,048
48,000	NuVasive, Inc. (1)	1,257,600
33,400	Thoratec Corp. (1)	1,090,176
71,700	Volcano Corp. (1)	1,750,914

	Total Health Care Equipment & Supplies	9,392,173

	Health Care Technology (1.9%)
54,392	athenahealth, Inc. (1)	2,174,048

	Hotels, Restaurants & Leisure (2.0%)
42,514	Ctrip.com International, Ltd. (ADR) (1)	2,213,704

	Insurance (2.4%)
45,100	ACE, Ltd. (1)	2,679,842

	Internet Software & Services (4.2%)
41,800	Akamai Technologies, Inc. (1)	2,159,806
23,400	Baidu.com, Inc. (SP ADR) (1)	2,574,234

	Total Internet Software & Services	4,734,040

	IT Services (1.9%)
35,500	Alliance Data Systems Corp. (1)	2,155,560

	Oil, Gas & Consumable Fuels (8.0%)
79,900	Brigham Exploration Co. (1)	1,685,091
36,500	Contango Oil & Gas Co. (1)	1,919,535
98,100	Plains Exploration & Production Co. (1)	2,734,047
42,200	Ultra Petroleum Corp. (1)	1,736,530
57,512	Venoco, Inc. (1)	890,286

	Total Oil, Gas & Consumable Fuels	8,965,489

	Pharmaceuticals (1.9%)
104,400	Mylan, Inc. (1)	2,121,408

	Professional Services (5.4%)
16,400	IHS, Inc. (1)	1,184,736
150,600	Resources Connection, Inc. (1)	2,438,214
89,000	Robert Half International, Inc.	2,412,790

	Total Professional Services	6,035,740

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Real Estate Management & Development (1.6%)
176,938	China Real Estate Information Corp. (ADR) (1)	$1,753,456

	Semiconductors & Semiconductor Equipment (6.4%)
143,100	ARM Holdings PLC (SP ADR)	2,530,008
67,889	Cavium Networks, Inc. (1)	2,163,623
128,800	Marvell Technology Group, Ltd. (1)	2,487,128

	Total Semiconductors & Semiconductor Equipment	7,180,759

	Software (7.9%)
23,327	ANSYS, Inc. (1)	1,055,547
12,500	QLIK Technologies, Inc. (1)	312,125
35,850	Salesforce.com, Inc. (1)	4,161,109
44,096	VMware, Inc. (1)	3,371,580

	Total Software	8,900,361

	Specialty Retail (4.1%)
81,600	CarMax, Inc. (1)	2,528,784
76,381	Rue21, Inc. (1)	2,033,262

	Total Specialty Retail	4,562,046

	Textiles, Apparel & Luxury Goods (1.1%)
41,600	Gildan Activewear, Inc. (1)	1,200,160

	Total Common Stock (Cost: $98,354,307) (99.6%)	111,977,145

Principal Amount	Short-Term Investments
$2,481,495	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $2,355,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $2,531,390) (Total Amount to be Received Upon Repurchase $2,481,498)	2,481,495

	Total Short-Term Investments (Cost: $2,481,495) (2.2%)	2,481,495

	Total Investments (Cost: $100,835,802) (101.8%)	114,458,640
	Liabilities in Excess of Other Assets (– 1.8%)	(1,974,051)

	Net Assets (100.0%)	$112,484,589

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	3.2%
Air Freight & Logistics	4.4
Biotechnology	8.4
Capital Markets	6.2
Chemicals	1.9
Communications Equipment	1.6
Computers & Peripherals	2.4
Consumer Finance	0.5
Diversified Consumer Services	3.8
Diversified Financial Services	2.1
Electrical Equipment	2.7
Energy Equipment & Services	3.8
Food Products	1.5
Health Care Equipment & Supplies	8.3
Health Care Technology	1.9
Hotels, Restaurants & Leisure	2.0
IT Services	1.9
Insurance	2.4
Internet Software & Services	4.2
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	1.9
Professional Services	5.4
Real Estate Management & Development	1.6
Semiconductors & Semiconductor Equipment	6.4
Software	7.9
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	1.1
Short-Term Investments	2.2

Total	101.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.5% of Net Assets)
1,850	Precision Castparts Corp.	$252,673

	Beverages (2.0%)
3,200	Coca-Cola Co. (The)	196,224

	Biotechnology (1.2%)
3,000	Vertex Pharmaceuticals, Inc. (1)	114,990

	Chemicals (5.7%)
3,175	Air Products & Chemicals, Inc.	269,780
900	CF Industries Holdings, Inc.	110,277
2,600	Mosaic Co. (The)	190,216

	Total Chemicals	570,273

	Communications Equipment (6.3%)
9,650	Cisco Systems, Inc. (1)	220,309
8,900	Qualcomm, Inc.	401,657

	Total Communications Equipment	621,966

	Computers & Peripherals (11.3%)
2,675	Apple, Inc. (1)	804,827
9,800	EMC Corp./Massachusetts (1)	205,898
7,550	Seagate Technology (1)	110,608

	Total Computers & Peripherals	1,121,333

	Diversified Financial Services (1.9%)
1,675	IntercontinentalExchange, Inc. (1)	192,407

	Energy Equipment & Services (6.0%)
4,650	Cameron International Corp. (1)	203,437
2,920	FMC Technologies, Inc. (1)	210,532
10,850	Weatherford International, Ltd. (1)	182,389

	Total Energy Equipment & Services	596,358

	Food & Staples Retailing (1.4%)
4,775	CVS Caremark Corp.	143,823

	Health Care Providers & Services (10.0%)
12,200	Express Scripts, Inc. (1)	591,944
7,600	Medco Health Solutions, Inc. (1)	399,228

	Total Health Care Providers & Services	991,172

	Hotels, Restaurants & Leisure (4.4%)
4,000	Carnival Corp.	172,680
2,800	Starwood Hotels & Resorts Worldwide, Inc.	151,592
1,000	Wynn Resorts, Ltd. (1)	107,170

	Total Hotels, Restaurants & Leisure	431,442

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Industrial Conglomerates (1.0%)
4,650	Textron, Inc.	$96,813

	Insurance (5.0%)
5,650	Aflac, Inc.	315,778
3,400	Prudential Financial, Inc.	178,772

	Total Insurance	494,550

	Internet Software & Services (6.4%)
1,450	Equinix, Inc. (1)	122,148
830	Google, Inc. (1)	508,782

	Total Internet Software & Services	630,930

	IT Services (3.3%)
2,200	Cognizant Technology Solutions Corp. (1)	143,418
775	MasterCard, Inc.	186,046

	Total IT Services	329,464

	Life Sciences Tools & Services (1.0%)
2,000	Thermo Fisher Scientific, Inc. (1)	102,840

	Machinery (6.1%)
3,000	Cummins, Inc.	264,300
3,220	Danaher Corp.	139,619
2,021	Flowserve Corp.	202,100

	Total Machinery	606,019

	Metals & Mining (1.6%)
3,450	Teck Resources, Ltd. - Class B (1)	154,353

	Multiline Retail (1.7%)
3,250	Dollar Tree, Inc. (1)	166,758

	Oil, Gas & Consumable Fuels (3.2%)
8,600	Denbury Resources, Inc. (1)	146,372
2,400	InterOil Corp. (1)	170,832

	Total Oil, Gas & Consumable Fuels	317,204

	Professional Services (1.4%)
5,000	Robert Half International, Inc.	135,550

	Road & Rail (1.9%)
3,700	J.B. Hunt Transport Services, Inc.	133,052
629	Union Pacific Corp.	55,151

	Total Road & Rail	188,203

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Semiconductors & Semiconductor Equipment (2.8%)
3,350	Cree, Inc. (1)	171,821
5,350	Marvell Technology Group, Ltd. (1)	103,309

	Total Semiconductors & Semiconductor Equipment	275,130

	Specialty Retail (2.7%)
4,800	Guess?, Inc.	186,816
3,615	Lowe’s Cos., Inc.	77,108

	Total Specialty Retail	263,924

	Tobacco (3.0%)
5,150	Philip Morris International, Inc.	301,275

	Wireless Telecommunication Services (5.6%)
6,250	American Tower Corp. (1)	322,563
5,630	NII Holdings, Inc. — Class B (1)	235,390

	Total Wireless Telecommunication Services	557,953

	Total Common Stock (Cost: $8,460,804) (99.4%)	9,853,627

Principal Amount	Short-Term Investments
$131,369	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $125,000, U.S. Treasury Note, 2.50%, due 4/30/15, valued at $134,363) Total Amount to be Received Upon Repurchase $131,370)	131,369

	Total Short-Term Investments (Cost: $131,369) (1.3%)	131,369

	Total Investments (Cost: $8,592,173) (100.7%)	9,984,996
	Liabilities in Excess of Other Assets (– 0.7%)	(67,420)

	Net Assets (100.0%)	$9,917,576

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	2.5%
Beverages	2.0
Biotechnology	1.2
Chemicals	5.7
Communications Equipment	6.3
Computers & Peripherals	11.3
Diversified Financial Services	1.9
Energy Equipment & Services	6.0
Food & Staples Retailing	1.4
Health Care Providers & Services	10.0
Hotels, Restaurants & Leisure	4.4
IT Services	3.3
Industrial Conglomerates	1.0
Insurance	5.0
Internet Software & Services	6.4
Life Sciences Tools & Services	1.0
Machinery	6.1
Metals & Mining	1.6
Multiline Retail	1.7
Oil, Gas & Consumable Fuels	3.2
Professional Services	1.4
Road & Rail	1.9
Semiconductors & Semiconductor Equipment	2.8
Specialty Retail	2.7
Tobacco	3.0
Wireless Telecommunication Services	5.6
Short-Term Investments	1.3

Total	100.7%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.8% of Net Assets)
263,509	Honeywell International, Inc.	$12,413,909

	Capital Markets (5.6%)
178,900	Ameriprise Financial, Inc.	9,247,341
356,000	Morgan Stanley	8,853,720
155,700	State Street Corp.	6,502,032

	Total Capital Markets	24,603,093

	Commercial Services & Supplies (1.4%)
169,700	Waste Management, Inc.	6,061,684

	Communications Equipment (2.1%)
1,147,830	Motorola, Inc. (1)	9,354,815

	Computers & Peripherals (1.8%)
541,600	Dell, Inc. (1)	7,788,208

	Consumer Finance (1.7%)
184,250	American Express Co.	7,639,005

	Diversified Financial Services (2.9%)
341,418	JPMorgan Chase & Co.	12,847,559

	Diversified Telecommunication Services (2.7%)
418,100	AT&T, Inc.	11,915,850

	Electric Utilities (2.4%)
282,650	American Electric Power Co., Inc.	10,582,416

	Electronic Equipment, Instruments and Components (4.8%)
1,092,094	Flextronics International, Ltd. (1)	7,819,393
427,775	Tyco Electronics, Ltd.	13,551,912

	Total Electronic Equipment, Instruments and Components	21,371,305

	Energy Equipment & Services (4.4%)
211,800	Baker Hughes, Inc.	9,812,694
209,100	Ensco International PLC (SP ADR)	9,689,694

	Total Energy Equipment & Services	19,502,388

	Food & Staples Retailing (0.9%)
134,600	CVS Caremark Corp.	4,054,152

	Food Products (3.1%)
428,000	Kraft Foods, Inc.	13,811,560

	Health Care Equipment & Supplies (1.6%)
444,180	Hologic, Inc. (1)	7,115,764

	Health Care Providers & Services (1.3%)
1,310,050	Tenet Healthcare Corp. (1)	5,711,818

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Household Durables (1.6%)
503,463	Lennar Corp.	$7,305,248

	Household Products (2.2%)
153,650	Kimberly-Clark Corp.	9,732,191

	Industrial Conglomerates (6.2%)
511,800	General Electric Co.	8,199,036
449,000	Textron, Inc.	9,348,180
252,325	Tyco International, Ltd.	9,659,001

	Total Industrial Conglomerates	27,206,217

	Insurance (4.3%)
394,400	MBIA, Inc. (1)	4,421,224
260,700	Travelers Cos., Inc. (The)	14,390,640

	Total Insurance	18,811,864

	Internet Software & Services (1.6%)
426,900	Yahoo!, Inc. (1)	7,048,119

	IT Services (3.0%)
92,300	International Business Machines Corp.	13,254,280

	Machinery (1.5%)
305,500	Terex Corp. (1)	6,858,475

	Media (5.7%)
364,700	CBS Corp. — Class B	6,174,371
525,900	Comcast Corp.	10,823,022
254,316	Time Warner, Inc.	8,267,813

	Total Media	25,265,206

	Metals & Mining (3.4%)
620,200	Alcoa, Inc.	8,143,226
165,900	United States Steel Corp.	7,098,861

	Total Metals & Mining	15,242,087

	Oil, Gas & Consumable Fuels (8.9%)
147,100	Anadarko Petroleum Corp.	9,056,947
196,000	Chevron Corp.	16,191,560
147,300	Devon Energy Corp.	9,577,446
241,700	Valero Energy Corp.	4,338,515

	Total Oil, Gas & Consumable Fuels	39,164,468

	Paper & Forest Products (1.7%)
292,900	MeadWestvaco Corp.	7,536,317

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Pharmaceuticals (5.2%)
707,300	Pfizer, Inc.	$12,307,020
225,600	Watson Pharmaceuticals, Inc. (1)	10,524,240

	Total Pharmaceuticals	22,831,260

	Semiconductors & Semiconductor Equipment (2.3%)
502,100	Intel Corp.	10,077,147

	Software (2.2%)
219,500	CA, Inc.	5,094,595
284,800	Symantec Corp. (1)	4,608,064

	Total Software	9,702,659

	Specialty Retail (5.5%)
119,600	Best Buy Co., Inc.	5,140,408
385,920	Gap, Inc. (The)	7,336,339
377,900	Home Depot, Inc. (The)	11,669,552

	Total Specialty Retail	24,146,299

	Wireless Telecommunication Services (1.2%)
1,243,100	Sprint Nextel Corp. (1)	5,121,572

	Total Common Stock (Cost: $441,976,298) (96.0%)	424,076,935

Principal Amount	Short-Term Investments
$19,190,846	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $18,215,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $19,579,304) (Total Amount to be Received Upon Repurchase $19,190,862)	19,190,846

	Total Short-Term Investments (Cost: $19,190,846) (4.4%)	19,190,846

	Total Investments (Cost: $461,167,144) (100.4%)	443,267,781
	Liabilities in Excess of Other Assets (– 0.4%)	(1,659,027)

	Net Assets (100.0%)	$441,608,754

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Aerospace & Defense	2.8%
Capital Markets	5.6
Commercial Services & Supplies	1.4
Communications Equipment	2.1
Computers & Peripherals	1.8
Consumer Finance	1.7
Diversified Financial Services	2.9
Diversified Telecommunication Services	2.7
Electric Utilities	2.4
Electronic Equipment, Instruments and Components	4.8
Energy Equipment & Services	4.4
Food & Staples Retailing	0.9
Food Products	3.1
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	1.3
Household Durables	1.6
Household Products	2.2
IT Services	3.0
Industrial Conglomerates	6.2
Insurance	4.3
Internet Software & Services	1.6
Machinery	1.5
Media	5.7
Metals & Mining	3.4
Oil, Gas & Consumable Fuels	8.9
Paper & Forest Products	1.7
Pharmaceuticals	5.2
Semiconductors & Semiconductor Equipment	2.3
Software	2.2
Specialty Retail	5.5
Wireless Telecommunication Services	1.2
Short-Term Investments	4.4

Total	100.4%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Auto Components (3.2% of Net Assets)
1,600	Autoliv, Inc.	$114,080
1,600	BorgWarner, Inc. (1)	89,776
15,400	Dana Holding Corp. (1)	217,910
7,850	Tenneco, Inc. (1)	256,067

	Total Auto Components	677,833

	Biotechnology (0.9%)
26,800	Exact Sciences Corp. (1)	183,848

	Building Products (0.2%)
5,500	NCI Building Systems, Inc. (1)	54,505

	Capital Markets (5.4%)
31,428	Apollo Investment Corp.	345,394
15,650	Cohen & Steers, Inc.	392,345
6,815	E*TRADE Financial Corp. (1)	97,455
3,500	Lazard, Ltd.	129,150
5,850	Piper Jaffray Cos., Inc. (1)	181,174

	Total Capital Markets	1,145,518

	Chemicals (2.6%)
1,850	Albemarle Corp.	92,740
8,700	H. B. Fuller Co.	179,568
22,400	PolyOne Corp. (1)	289,408

	Total Chemicals	561,716

	Commercial Banks (1.1%)
18,100	TCF Financial Corp.	238,196

	Commercial Services & Supplies (1.7%)
8,750	Corrections Corp. of America (1)	224,613
6,350	Tetra Tech, Inc. (1)	133,731

	Total Commercial Services & Supplies	358,344

	Communications Equipment (2.0%)
26,750	Ixia (1)	418,638

	Computers & Peripherals (3.0%)
13,550	Avid Technology, Inc. (1)	171,001
31,200	Cray, Inc. (1)	186,576
8,400	Intevac, Inc. (1)	84,840
2,000	Lexmark International, Inc. (1)	76,060
15,300	Silicon Graphics International Corp. (1)	115,821

	Total Computers & Peripherals	634,298

	Construction & Engineering (2.0%)
1,400	Jacobs Engineering Group, Inc. (1)	54,054

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Construction & Engineering (Continued)
16,450	Orion Marine Group, Inc. (1)	$205,790
5,200	Shaw Group, Inc. (1)	158,912

	Total Construction & Engineering	418,756

	Containers & Packaging (0.5%)
4,050	Packaging Corp. of America	98,942

	Diversified Telecommunication Services (0.7%)
3,900	Cbeyond, Inc. (1)	52,845
6,900	Neutral Tandem, Inc. (1)	100,878

	Total Diversified Telecommunication Services	153,723

	Electrical Equipment (1.2%)
15,950	GrafTech International, Ltd. (1)	262,697

	Electronic Equipment, Instruments & Components (0.9%)
28,231	Flextronics International, Ltd. (1)	202,134

	Energy Equipment & Services (2.7%)
26,600	Key Energy Services, Inc. (1)	262,010
11,050	Newpark Resources, Inc. (1)	64,974
8,450	Patterson-UTI Energy, Inc.	164,014
15,450	Pioneer Drilling Co. (1)	95,172

	Total Energy Equipment & Services	586,170

	Food Products (1.6%)
9,300	Hain Celestial Group, Inc. (The) (1)	229,989
5,100	Lance, Inc.	115,974

	Total Food Products	345,963

	Health Care Equipment & Supplies (3.1%)
14,100	Invacare Corp.	380,700
19,300	Synovis Life Technologies, Inc. (1)	289,500

	Total Health Care Equipment & Supplies	670,200

	Health Care Providers & Services (3.6%)
9,700	America Service Group, Inc.	148,410
5,650	Catalyst Health Solutions, Inc. (1)	213,852
17,750	Kindred Healthcare, Inc. (1)	243,530
10,300	Triple-S Management Corp. — Class B (1)	173,761

	Total Health Care Providers & Services	779,553

	Hotels, Restaurants & Leisure (2.6%)
3,800	Brinker International, Inc.	70,452
13,600	California Pizza Kitchen, Inc. (1)	224,536
14,750	Luby’s, Inc. (1)	74,783

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Hotels, Restaurants & Leisure (Continued)
14,250	Pinnacle Entertainment, Inc. (1)	$182,400

	Total Hotels, Restaurants & Leisure	552,171

	Household Durables (2.6%)
5,050	Harman International Industries, Inc. (1)	169,427
8,900	KB Home	93,539
8,500	Lennar Corp.	123,335
7,455	Pulte Group, Inc. (1)	58,522
5,750	Toll Brothers, Inc. (1)	103,155

	Total Household Durables	547,978

	Insurance (5.0%)
6,650	American Financial Group, Inc.	203,357
6,500	Assured Guaranty, Ltd.	123,825
18,797	Hilltop Holdings, Inc. (1)	187,782
21,700	MBIA, Inc. (1)	243,257
13,450	Old Republic International Corp.	177,540
2,700	Reinsurance Group of America, Inc.	135,189

	Total Insurance	1,070,950

	IT Services (0.8%)
7,635	Unisys Corp. (1)	175,987

	Leisure Equipment & Products (1.2%)
19,220	Callaway Golf Co.	132,234
5,750	Pool Corp.	115,805

	Total Leisure Equipment & Products	248,039

	Life Sciences Tools & Services (0.8%)
25,350	Albany Molecular Research, Inc. (1)	162,240

	Machinery (7.9%)
7,250	AGCO Corp. (1)	307,908
29,500	Federal Signal Corp.	166,675
3,600	Gardner Denver, Inc. (1)	208,152
4,350	Harsco Corp.	100,833
17,050	Terex Corp. (1)	382,772
10,950	Wabtec Corp.	512,898

	Total Machinery	1,679,238

	Marine (2.8%)
52,650	Eagle Bulk Shipping, Inc. (1)	270,095
7,650	Kirby Corp. (1)	328,873

	Total Marine	598,968

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Media (0.9%)
24,100	Sinclair Broadcast Group, Inc. (1)	$192,559

	Metals & Mining (2.1%)
4,350	Allegheny Technologies, Inc.	229,201
10,550	Commercial Metals Co.	146,434
1,850	United States Steel Corp.	79,162

	Total Metals & Mining	454,797

	Multi-Utilities (3.2%)
15,950	Avista Corp.	348,348
11,050	NorthWestern Corp.	328,958

	Total Multi-Utilities	677,306

	Oil, Gas & Consumable Fuels (2.3%)
4,200	Arch Coal, Inc.	103,278
8,385	EXCO Resources, Inc. (1)	124,350
3,000	Petroleum Development Corp. (1)	93,630
13,250	Tesoro Corp.	171,720

	Total Oil, Gas & Consumable Fuels	492,978

	Paper & Forest Products (1.6%)
11,800	Buckeye Technologies, Inc. (1)	212,990
10,350	Glatfelter Co.	128,754

	Total Paper & Forest Products	341,744

	Pharmaceuticals (1.0%)
10,450	Mylan, Inc. (1)	212,344

	Professional Services (1.4%)
31,300	On Assignment, Inc. (1)	176,845
7,150	SFN Group, Inc. (1)	54,197
4,500	TrueBlue, Inc. (1)	63,225

	Total Professional Services	294,267

	Real Estate Investment Trusts (REITs) (3.3%)
3,000	Hatteras Financial Corp.	87,840
23,300	Medical Properties Trust, Inc.	260,727
14,850	MFA Financial, Inc.	117,463
16,850	Redwood Trust, Inc.	238,933

	Total Real Estate Investment Trusts (REITs)	704,963

	Real Estate Management & Development (1.9%)
9,500	FirstService Corp. (1)	240,540
2,100	Jones Lang Lasalle, Inc.	163,926

	Total Real Estate Management & Development	404,466

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Road & Rail (4.3%)
10,850	Con-way, Inc.	$358,158
18,900	Saia, Inc. (1)	273,672
20,750	USA Truck, Inc. (1)	284,690

	Total Road & Rail	916,520

	Semiconductors & Semiconductor Equipment (9.1%)
20,450	ANADIGICS, Inc. (1)	138,447
41,224	Brooks Automation, Inc. (1)	279,911
33,250	Fairchild Semiconductor International, Inc. (1)	374,727
16,750	International Rectifier Corp. (1)	389,102
14,200	LSI Corp. (1)	74,408
113,900	Mattson Technology, Inc. (1)	290,445
14,000	Novellus Systems, Inc. (1)	408,940

	Total Semiconductors & Semiconductor Equipment	1,955,980

	Software (2.1%)
20,250	Cadence Design Systems, Inc. (1)	171,518
2,900	Electronic Arts, Inc. (1)	45,965
39,450	Novell, Inc. (1)	233,938

	Total Software	451,421

	Specialty Retail (2.2%)
3,300	American Eagle Outfitters, Inc.	52,833
12,900	AnnTaylor Stores Corp. (1)	300,570
5,950	GameStop Corp. (1)	116,977

	Total Specialty Retail	470,380

	Textiles, Apparel & Luxury Goods (1.3%)
44,700	Liz Claiborne, Inc. (1)	273,564

	Total Common Stock (Cost: $19,764,441) (96.8%)	20,669,894

	Warrants
	Communications Equipment (0.0%)
485	Lantronix, Inc., Strike Price $4.68, Expires 02/09/11 (1)(2)	—

	Total Warrants (Cost: $0) (0.0%)	—

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

October 31, 2010

Principal Amount	Short-Term Investments	Value

$566,136	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $540,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $580,446) (Total Amount to be Received Upon Repurchase $566,137)	566,136

	Total Short-Term Investments (Cost: $566,136) (2.6%)	566,136

	Total Investments (Cost: $20,330,577) (99.4%)	21,236,030
	Excess of Other Assets over Liabilities (0.6%)	124,690

	Net Assets (100.0%)	$21,360,720

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Security is deemed worthless.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Investments by Industry

Industry*	Percentage of Net Assets
Auto Components	3.2%
Biotechnology	0.9
Building Products	0.2
Capital Markets	5.4
Chemicals	2.6
Commercial Banks	1.1
Commercial Services & Supplies	1.7
Communications Equipment	2.0
Computers & Peripherals	3.0
Construction & Engineering	2.0
Containers & Packaging	0.5
Diversified Telecommunication Services	0.7
Electrical Equipment	1.2
Electronic Equipment, Instruments and Components	0.9
Energy Equipment & Services	2.7
Food Products	1.6
Health Care Equipment & Supplies	3.1
Health Care Providers & Services	3.6
Hotels, Restaurants & Leisure	2.6
Household Durables	2.6
Insurance	5.0
IT Services	0.8
Leisure Equipment & Products	1.2
Life Sciences Tools & Services	0.8
Machinery	7.9
Marine	2.8
Media	0.9
Metals & Mining	2.1
Multi-Utilities	3.2
Oil, Gas & Consumable Fuels	2.3
Paper & Forest Products	1.6
Pharmaceuticals	1.0
Professional Services	1.4
Real Estate Investment Trusts (REITs)	3.3
Real Estate Management & Development	1.9
Road & Rail	4.3
Semiconductors & Semiconductor Equipment	9.1
Software	2.1
Specialty Retail	2.2
Textiles, Apparel & Luxury Goods	1.3
Short-Term Investments	2.6

Total	99.4%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments	October 31, 2010

Number of Shares	Common Stock	Value

	Air Freight & Logistics (7.5% of Net Assets)
359,524	C.H. Robinson Worldwide, Inc.	$25,339,251
272,111	Expeditors International of Washington, Inc.	13,431,399

	Total Air Freight & Logistics	38,770,650

	Capital Markets (1.8%)
616,400	Charles Schwab Corp. (The)	9,492,560

	Chemicals (2.9%)
162,400	Praxair, Inc.	14,833,616

	Communications Equipment (8.4%)
730,400	Cisco Systems, Inc. (1)	16,675,032
586,308	Qualcomm, Inc.	26,460,080

	Total Communications Equipment	43,135,112

	Computers & Peripherals (6.5%)
111,830	Apple, Inc. (1)	33,646,292

	Construction & Engineering (1.8%)
479,800	Quanta Services, Inc. (1)	9,432,868

	Diversified Financial Services (1.4%)
61,363	IntercontinentalExchange, Inc. (1)	7,048,768

	Electrical Equipment (3.0%)
246,372	Rockwell Automation, Inc.	15,366,222

	Energy Equipment & Services (7.7%)
216,204	FMC Technologies, Inc. (1)	15,588,308
158,265	Oceaneering International, Inc. (1)	9,791,856
201,116	Schlumberger, Ltd.	14,055,997

	Total Energy Equipment & Services	39,436,161

	Food & Staples Retailing (3.9%)
156,024	Costco Wholesale Corp.	9,793,626
335,600	CVS Caremark Corp.	10,108,272

	Total Food & Staples Retailing	19,901,898

	Food Products (1.5%)
134,400	Mead Johnson Nutrition Co.	7,905,408

	Health Care Equipment & Supplies (5.6%)
41,815	Intuitive Surgical, Inc. (1)	10,995,254
284,027	Varian Medical Systems, Inc. (1)	17,956,187

	Total Health Care Equipment & Supplies	28,951,441

	Health Care Technology (3.2%)
184,383	Cerner Corp. (1)	16,194,359

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Household Products (2.0%)
160,255	Procter & Gamble Co. (The)	$10,187,410

	Insurance (1.9%)
162,400	ACE, Ltd.	9,649,808

	Internet & Catalog Retail (6.5%)
126,310	Amazon.com, Inc. (1)	20,858,833
33,600	Priceline.com, Inc. (1)	12,660,816

	Total Internet & Catalog Retail	33,519,649

	Internet Software & Services (5.4%)
45,479	Google, Inc. (1)	27,878,172

	IT Services (6.8%)
283,946	Cognizant Technology Solutions Corp. (1)	18,510,440
208,706	Visa, Inc.	16,314,548

	Total IT Services	34,824,988

	Life Sciences Tools & Services (3.1%)
320,600	Life Technologies Corp. (1)	16,087,708

	Machinery (1.9%)
99,130	Flowserve Corp.	9,913,000

	Oil, Gas & Consumable Fuels (3.0%)
195,800	Occidental Petroleum Corp.	15,395,754

	Pharmaceuticals (6.1%)
228,975	Allergan, Inc.	16,580,080
285,100	Teva Pharmaceutical Industries, Ltd. (SP ADR)	14,796,690

	Total Pharmaceuticals	31,376,770

	Software (3.0%)
132,337	Salesforce.com, Inc. (1)	15,360,356

	Wireless Telecommunication Services (3.1%)
307,632	American Tower Corp. (1)	15,876,888

	Total Common Stock (Cost: $354,718,674) (98.0%)	504,185,858

See accompanying notes to financial statements.

TCW Select Equities Fund

October 31, 2010

Principal Amount	Short-Term Investments	Value

$6,425,225	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $6,100,000, U.S. Treasury Note, 2.50%, due 04/30/15, valued at $6,556,890) (Total Amount to be Received Upon Repurchase $6,425,230)	$6,425,225

	Total Short-Term Investments (Cost: $6,425,225) (1.3%)	6,425,225

	Total Investments (Cost: $361,143,899) (99.3%)	510,611,083
	Excess of Other Assets over Liabilities (0.7%)	3,762,008

	Net Assets (100.0%)	$514,373,091

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Select Equities Fund

Investments by Industry

Industry*	Percentage of Net Assets
Air Freight & Logistics	7.5%
Capital Markets	1.8
Chemicals	2.9
Communications Equipment	8.4
Computers & Peripherals	6.5
Construction & Engineering	1.8
Diversified Financial Services	1.4
Electrical Equipment	3.0
Energy Equipment & Services	7.7
Food & Staples Retailing	3.9
Food Products	1.5
Health Care Equipment & Supplies	5.6
Health Care Technology	3.2
Household Products	2.0
IT Services	6.8
Insurance	1.9
Internet & Catalog Retail	6.5
Internet Software & Services	5.4
Life Sciences Tools & Services	3.1
Machinery	1.9
Oil, Gas & Consumable Fuels	3.0
Pharmaceuticals	6.1
Software	3.0
Wireless Telecommunication Services	3.1
Short-Term Investments	1.3

Total	99.3%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2010

Number of Shares	Common Stock	Value

	Auto Components (1.3% of Net Assets)
1,055,663	Wonder Auto Technology, Inc. (1)	$10,176,591

	Biotechnology (4.7%)
155,226	AVEO Pharmaceuticals, Inc. (1)	2,359,435
1,397,912	Chelsea Therapeutics International, Ltd. (1)	7,129,351
366,907	Enzon Pharmaceuticals, Inc. (1)	4,127,704
623,542	Human Genome Sciences, Inc. (1)	16,760,809
180,120	InterMune, Inc. (1)	2,366,777
348,900	Ironwood Pharmaceuticals, Inc. (1)	3,904,191

	Total Biotechnology	36,648,267

	Commercial Banks (1.2%)
1,368,895	Wilshire Bancorp, Inc.	9,185,285

	Commercial Services & Supplies (2.4%)
259,973	Clean Harbors, Inc. (1)	18,328,097

	Communications Equipment (2.5%)
873,783	Aruba Networks, Inc. (1)	19,144,586

	Computers & Peripherals (5.4%)
1,360,400	SMART Technologies, Inc. (1)	17,671,596
758,298	Stratasys, Inc. (1)	23,749,893

	Total Computers & Peripherals	41,421,489

	Construction & Engineering (2.7%)
476,043	Insituform Technologies, Inc. (1)	10,282,529
692,500	MYR Group, Inc. (1)	10,796,075

	Total Construction & Engineering	21,078,604

	Diversified Consumer Services (1.9%)
210,000	Capella Education Co. (1)	11,514,300
304,215	Global Education & Technology Group, Ltd. (ADR) (1)	3,020,855
12,865	TAL Education Group (ADR) (1)	228,997

	Total Diversified Consumer Services	14,764,152

	Electronic Equipment, Instruments and Components (3.1%)
842,658	Hollysys Automation Technologies, Ltd. (1)	10,651,197
529,589	Universal Display Corp. (1)	13,260,909

	Total Electronic Equipment, Instruments and Components	23,912,106

	Energy Equipment & Services (3.3%)
181,080	Core Laboratories N.V.	14,082,592
229,780	Lufkin Industries, Inc.	11,224,753

	Total Energy Equipment & Services	25,307,345

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food & Staples Retailing (1.5%)
319,300	United Natural Foods, Inc. (1)	$11,418,168

	Health Care Equipment & Supplies (13.1%)
593,443	Delcath Systems, Inc. (1)	5,038,331
870,159	Dexcom, Inc. (1)	11,964,686
485,804	DynaVox, Inc. (1)	2,720,503
636,209	Hansen Medical, Inc. (1)	1,087,917
149,818	HeartWare International, Inc. (1)	10,238,562
604,377	MAKO Surgical Corp. (1)	6,515,184
744,200	Masimo Corp.	22,452,514
582,100	NuVasive, Inc. (1)	15,251,020
253,845	Thoratec Corp. (1)	8,285,501
707,715	Volcano Corp. (1)	17,282,400

	Total Health Care Equipment & Supplies	100,836,618

	Health Care Technology (0.9%)
174,309	athenahealth, Inc. (1)	6,967,131

	Hotels, Restaurants & Leisure (3.4%)
634,547	7 Days Group Holdings, Ltd. (ADR) (1)	12,735,358
838,827	California Pizza Kitchen, Inc. (1)	13,849,034

	Total Hotels, Restaurants & Leisure	26,584,392

	Insurance (2.6%)
820,515	Tower Group, Inc.	19,922,104

	Internet & Catalog Retail (0.1%)
30,960	Mecox Lane, Ltd. (ADR) (1)	505,577

	Internet Software & Services (1.1%)
6,992	Archipelago Learning, Inc. (1)	73,906
607,608	KIT Digital, Inc. (1)	8,366,762

	Total Internet Software & Services	8,440,668

	Machinery (2.0%)
680,018	Chart Industries, Inc. (1)	15,844,419

	Oil, Gas & Consumable Fuels (6.1%)
423,334	Berry Petroleum Co.	14,482,256
593,100	Brigham Exploration Co. (1)	12,508,479
326,544	Comstock Resources, Inc. (1)	7,298,259
502,746	Houston American Energy Corp.	7,063,581
397,043	Venoco, Inc. (1)	6,146,226

	Total Oil, Gas & Consumable Fuels	47,498,801

	Pharmaceuticals (6.9%)
159,023	Ardea Biosciences, Inc. (1)	3,390,370

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Pharmaceuticals (Continued)
1,117,260	BioMimetic Therapeutics, Inc. (1)	$12,669,728
505,169	Cardiome Pharma Corp. (1)	2,556,155
641,668	Inspire Pharmaceuticals, Inc. (1)	4,491,676
357,733	MAP Pharmaceuticals, Inc. (1)	5,448,274
800,643	Mylan, Inc. (1)	16,269,066
231,830	Salix Pharmaceuticals, Ltd. (1)	8,770,129

	Total Pharmaceuticals	53,595,398

	Professional Services (2.6%)
1,232,560	Resources Connection, Inc. (1)	19,955,146

	Real Estate Management & Development (1.5%)
1,153,110	China Real Estate Information Corp. (ADR) (1)	11,427,320

	Road & Rail (1.3%)
223,201	Kansas City Southern (1)	9,780,668

	Semiconductors & Semiconductor Equipment (3.0%)
384,895	Cavium Networks, Inc. (1)	12,266,604
1,076,393	MaxLinear, Inc. (1)	11,237,543

	Total Semiconductors & Semiconductor Equipment	23,504,147

	Software (10.1%)
266,595	ANSYS, Inc. (1)	12,063,424
410,251	Fortinet, Inc. (1)	12,307,530
1,094,811	PROS Holdings, Inc. (1)	11,386,034
86,200	QLIK Technologies, Inc. (1)	2,152,414
1,569,200	Take-Two Interactive Software, Inc. (1)	16,727,672
353,231	Ultimate Software Group, Inc. (The) (1)	14,616,699
232,573	VanceInfo Technologies, Inc. (ADR) (1)	8,458,680

	Total Software	77,712,453

	Specialty Retail (6.5%)
398,695	hhgregg, Inc. (1)	9,185,933
645,090	Lumber Liquidators Holdings, Inc. (1)	15,533,767
1,373,488	Pacific Sunwear of California, Inc. (1)	8,185,988
641,003	Rue21, Inc. (1)	17,063,500

	Total Specialty Retail	49,969,188

	Textiles, Apparel & Luxury Goods (2.1%)
2,400	Vera Bradley, Inc. (1)	65,640
966,900	Volcom, Inc. (1)	16,601,673

	Total Textiles, Apparel & Luxury Goods	16,667,313

	Thrifts & Mortgage Finance (1.8%)
1,094,170	Astoria Financial Corp.	13,589,591

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Trading Companies & Distributors (2.0%)
360,009	WESCO International, Inc. (1)	$15,415,585

	Total Common Stock (Cost: $694,213,708) (97.1%)	749,601,209

Principal Amount	Short-Term Investments
$22,959,772	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $21,790,000, U.S. Treasury Note, 2.50%, due 4/30/15, valued at $23,422,071) (Total Amount to be Received Upon Repurchase $22,959,791)	22,959,772

	Total Short-Term Investments (Cost: $22,959,772) (3.0%)	22,959,772

	Total Investments (Cost: $717,173,480) (100.1%)	772,560,981
	Liabilities in Excess of Other Assets (– 0.1%)	(605,030)

	Net Assets (100.0%)	$771,955,951

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2010

Industry*	Percentage of Net Assets
Auto Components	1.3%
Biotechnology	4.7
Commercial Banks	1.2
Commercial Services & Supplies	2.4
Communications Equipment	2.5
Computers & Peripherals	5.4
Construction & Engineering	2.7
Diversified Consumer Services	1.9
Electronic Equipment, Instruments and Components	3.1
Energy Equipment & Services	3.3
Food & Staples Retailing	1.5
Health Care Equipment & Supplies	13.1
Health Care Technology	0.9
Hotels, Restaurants & Leisure	3.4
Insurance	2.6
Internet & Catalog Retail	0.1
Internet Software & Services	1.1
Machinery	2.0
Oil, Gas & Consumable Fuels	6.1
Pharmaceuticals	6.9
Professional Services	2.6
Real Estate Management & Development	1.5
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	3.0
Software	10.1
Specialty Retail	6.5
Textiles, Apparel & Luxury Goods	2.1
Thrifts & Mortgage Finance	1.8
Trading Companies & Distributors	2.0
Short-Term Investments	3.0

Total	100.1%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.4% of Net Assets)
208,293	Hexcel Corp. (1)	$3,701,366
53,313	Rockwell Collins, Inc.	3,225,970

	Total Aerospace & Defense	6,927,336

	Beverages (1.8%)
77,975	Molson Coors Brewing Co. — Class B	3,682,759

	Capital Markets (5.1%)
172,810	Invesco, Ltd.	3,974,630
267,371	Knight Capital Group, Inc. (1)	3,483,844
60,150	Northern Trust Corp.	2,985,245

	Total Capital Markets	10,443,719

	Chemicals (3.6%)
73,318	Cytec Industries, Inc.	3,630,707
75,990	International Flavors & Fragrances, Inc.	3,811,659

	Total Chemicals	7,442,366

	Commercial Banks (9.1%)
87,870	Comerica, Inc.	3,143,989
186,735	First Horizon National Corp. (1)	1,884,156
313,090	Fulton Financial Corp.	2,924,261
427,945	KeyCorp	3,504,869
1,365,938	Synovus Financial Corp.	2,950,426
208,738	TCF Financial Corp.	2,746,992
223,400	Wilmington Trust Corp.	1,588,374

	Total Commercial Banks	18,743,067

	Communications Equipment (1.0%)
154,175	Ciena Corp. (1)	2,141,491

	Computers & Peripherals (1.0%)
118,000	QLogic Corp. (1)	2,073,260

	Construction & Engineering (1.0%)
56,095	Jacobs Engineering Group, Inc. (1)	2,165,828

	Electric Utilities (1.5%)
139,778	Hawaiian Electric Industries, Inc.	3,150,596

	Electronic Equipment, Instruments and Components (2.6%)
81,513	Agilent Technologies, Inc. (1)	2,836,652
83,538	Avnet, Inc. (1)	2,487,762

	Total Electronic Equipment, Instruments and Components	5,324,414

	Energy Equipment & Services (3.7%)
88,500	Cameron International Corp. (1)	3,871,875

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2010

Number of Shares	Common Stock	Value

	Energy Equipment & Services (Continued)
225,275	Weatherford International, Ltd. (1)	$3,786,873

	Total Energy Equipment & Services	7,658,748

	Food & Staples Retailing (1.2%)
60,050	BJ’s Wholesale Club, Inc. (1)	2,505,886

	Food Products (1.6%)
51,638	J.M. Smucker Co. (The)	3,319,291

	Hotels, Restaurants & Leisure (2.7%)
104,752	International Speedway Corp.	2,392,536
83,098	Marriott International, Inc.	3,078,781

	Total Hotels, Restaurants & Leisure	5,471,317

	Household Durables (4.8%)
68,950	Fortune Brands, Inc.	3,726,747
83,300	Jarden Corp.	2,670,598
120,480	Lennar Corp.	1,748,165
97,625	Toll Brothers, Inc. (1)	1,751,393

	Total Household Durables	9,896,903

	Insurance (5.9%)
41,298	Arch Capital Group, Ltd. (1)	3,567,734
68,028	Assurant, Inc.	2,689,827
31,913	PartnerRe, Ltd.	2,531,339
105,950	Willis Group Holdings PLC	3,369,210

	Total Insurance	12,158,110

	Life Sciences Tools & Services (3.3%)
75,463	Covance, Inc. (1)	3,546,006
62,735	Thermo Fisher Scientific, Inc. (1)	3,225,834

	Total Life Sciences Tools & Services	6,771,840

	Machinery (8.9%)
65,013	Dover Corp.	3,452,190
54,797	Joy Global, Inc.	3,887,847
91,200	Kennametal, Inc.	3,113,568
56,085	SPX Corp.	3,761,060
91,728	WABCO Holdings, Inc. (1)	4,258,014

	Total Machinery	18,472,679

	Metals & Mining (1.4%)
209,425	Commercial Metals Co.	2,906,819

	Multi-Utilities (5.2%)
65,653	Consolidated Edison, Inc.	3,264,267
69,725	PG&E Corp.	3,334,250

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Multi-Utilities (Continued)
69,695	Wisconsin Energy Corp.	$4,149,640

	Total Multi-Utilities	10,748,157

	Multiline Retail (1.1%)
100,268	Macy’s, Inc.	2,370,336

	Oil, Gas & Consumable Fuels (5.6%)
52,050	Consol Energy, Inc.	1,913,358
211,000	Denbury Resources, Inc. (1)	3,591,220
49,380	Murphy Oil Corp.	3,217,601
162,713	Petrohawk Energy Corp. (1)	2,767,748

	Total Oil, Gas & Consumable Fuels	11,489,927

	Real Estate Investment Trusts (REITs) (9.9%)
29,213	Boston Properties, Inc.	2,517,868
30,950	Digital Realty Trust, Inc.	1,848,644
31,950	Federal Realty Investment Trust	2,619,261
60,980	Health Care REIT, Inc.	3,116,078
38,200	Home Properties, Inc.	2,079,990
89,190	Kilroy Realty Corp.	3,047,622
94,075	Liberty Property Trust	3,147,749
46,615	Regency Centers Corp.	1,966,221

	Total Real Estate Investment Trusts (REITs)	20,343,433

	Semiconductors & Semiconductor Equipment (5.2%)
137,538	Avago Technologies, Ltd. (1)	3,394,438
70,675	Broadcom Corp.	2,879,300
123,058	Maxim Integrated Products, Inc.	2,665,436
204,551	Verigy, Ltd. (1)	1,873,687

	Total Semiconductors & Semiconductor Equipment	10,812,861

	Specialty Retail (5.7%)
92,075	Abercrombie & Fitch Co.	3,946,334
234,638	American Eagle Outfitters, Inc.	3,756,554
256,163	Foot Locker, Inc.	4,080,677

	Total Specialty Retail	11,783,565

	Thrifts & Mortgage Finance (1.3%)
153,709	New York Community Bancorp, Inc.	2,602,293

	Total Common Stock (Cost: $174,757,173) (97.6%)	201,407,001

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2010

Principal Amount	Short-Term Investments	Value

$4,631,085	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 11/01/10 (collateralized by $4,395,000, U.S. Treasury Note, 2.50%, due 4/30/15, valued at 4,724,186) (Total Amount to be Received Upon Repurchase $4,631,089)	$4,631,085

	Total Short-Term Investments (Cost: $4,631,085) (2.2%)	4,631,085

	Total Investments (Cost: $179,388,258) (99.8%)	206,038,086
	Excess of Other Assets over Liabilities (0.2%)	394,191

	Net Assets (100.0%)	$206,432,277

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Investments by Industry

Industry*	Percentage of Net Assets
Aerospace & Defense	3.4%
Beverages	1.8
Capital Markets	5.1
Chemicals	3.6
Commercial Banks	9.1
Communications Equipment	1.0
Computers & Peripherals	1.0
Construction & Engineering	1.0
Electric Utilities	1.5
Electronic Equipment, Instruments and Components	2.6
Energy Equipment & Services	3.7
Food & Staples Retailing	1.2
Food Products	1.6
Hotels, Restaurants & Leisure	2.7
Household Durables	4.8
Insurance	5.9
Life Sciences Tools & Services	3.3
Machinery	8.9
Metals & Mining	1.4
Multi-Utilities	5.2
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	5.6
Real Estate Investment Trusts (REITs)	9.9
Semiconductors & Semiconductor Equipment	5.2
Specialty Retail	5.7
Thrifts & Mortgage Finance	1.3
Short-Term Investments	2.2

Total	99.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2010

Number of Shares	Investment Companies	Value

	Diversified Fixed Income Funds (55.0% of Net Assets)
247,450	TCW Core Fixed Income Fund — I Class (1)	$2,724,425

	Diversified Money Market Funds (4.5%)
225,582	TCW Money Market Fund — I Class, 2.28% (1)	225,582

	Diversified U.S. Equity Funds (16.8%)
8,789	TCW Growth Equities Fund — I Class (1)	122,605
18,877	TCW Large Cap Growth Fund — I Class (1)(2)	376,218
26,358	TCW Relative Value Large Cap Fund — I Class (1)	327,368
266	TCW Value Opportunities Fund — I Class (1)	4,501

	Total Diversified U.S. Equity Funds	830,692

	Non-Diversified U.S. Equity Funds (23.2%)
70,907	TCW Select Equities Fund — I Class (1)(2)	1,147,276

	Total Investment Companies (Cost: $4,446,713) (99.5%)	4,927,975

	Total Investments (Cost: $4,446,713) (99.5%)	4,927,975
	Excess of Other Assets over Liabilities (0.5%)	27,111

	Net Assets (100.0%)	$4,955,086

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Investments by Industry

Industry*	Percentage of Net Assets
Diversified Fixed Income Funds	55.0%
Diversified Money Market Funds	4.5
Diversified U.S. Equity Funds	16.8
Non-Diversified U.S. Equity Funds	23.2

Total	99.5%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Schedule of Investments	October 31, 2010

Number of Shares	Investment Companies	Value

	Diversified Fixed Income Funds (37.5% of Net Assets)
483,679	TCW Core Fixed Income Fund — I Class (1)	$5,325,311
263,303	TCW High Yield Bond Fund — I Class (1)	1,698,303

	Total Diversified Fixed Income Funds	7,023,614

	Diversified U.S. Equity Funds (25.8%)
113,213	TCW Growth Equities Fund — I Class (1)(2)	1,579,325
170,825	TCW Relative Value Large Cap Fund — I Class (1)	2,121,642
66,978	TCW Value Opportunities Fund — I Class (1)	1,134,612

	Total Diversified U.S. Equity Funds	4,835,579

	Exchange-Traded Funds (14.3%)
32,050	iShares S&P Global Infrastructure Index Fund	1,148,031
33,100	PowerShares Water Resources Portfolio	574,947
21,160	ProShares UltraShort Euro (2)	400,347
21,300	WisdomTree Dreyfus China Yuan Fund (2)	544,002

	Total Exchange-Traded Funds	2,667,327

	Non-Diversified U.S. Equity Funds (22.2%)
257,311	TCW Select Equities Fund — I Class (1)(2)	4,163,295

	Total Investment Companies (Cost: $17,721,408) (99.8%)	18,689,815

	Total Investments (Cost: $17,721,408) (99.8%)	18,689,815
	Excess of Other Assets over Liabilities (0.2%)	39,306

	Net Assets (100.0%)	$18,729,121

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Investments by Industry

Industry*	Percentage of Net Assets
Diversified Fixed Income Funds	37.5%
Diversified U.S. Equity Funds	25.8
Exchange-Traded Funds	14.3
Non-Diversified U.S. Equity Funds	22.2

Total	99.8%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Schedule of Investments	October 31, 2010

Number of Shares	Exchange-Traded Notes (1.6% of Net Assets)	Value

4,370	PowerShares DB Gold Double Short ETN (Deutsche Bank AG) (1)	$38,325

	Total Exchange-Traded Notes (Cost: $50,867) (1.6%)	38,325

	Investment Companies
	Diversified U.S. Equity Funds (21.5%)
11,975	TCW Growth Equities Fund — I Class (2)	167,052
20,134	TCW Relative Value Large Cap Fund — I Class (2)	250,062
6,491	TCW Value Opportunities Fund — I Class (2)	109,952

	Total Diversified U.S. Equity Funds	527,066

	Diversified U.S. Fixed Income Funds (9.2%)
20,466	TCW Core Fixed Income Fund — I Class (2)	225,333

	Exchange-Traded Funds (34.7%)
6,300	iShares MSCI EAFE Index Fund	359,163
5,520	iShares S&P Global Infrastructure Index Fund	197,726
3,300	PowerShares Water Resources Portfolio	57,321
5,770	PowerShares WilderHill Clean Energy Portfolio (1)	57,700
3,390	ProShares UltraShort Euro (1)	64,139
865	ProShares UltraShort MSCI Emerging Markets (1)	30,552
3,380	WisdomTree Dreyfus China Yuan Fund (1)	86,325

	Total Exchange-Traded Funds	852,926

	Non-Diversified International Fixed Income Funds (9.9%)
27,546	TCW Emerging Markets Income Fund — I Class (2)	243,507

	Non-Diversified U.S. Equity Funds (22.6%)
26,862	TCW Select Equities Fund — I Class (1)(2)	434,619
4,588	TCW Small Cap Growth Fund — I Class (1)(2)	121,662

	Total Non-Diversified U.S. Equity Funds	556,281

	Total Investment Companies (Cost: $2,345,979) (97.9%)	2,405,113

	Total Investments (Cost: $2,396,846) (99.5%)	2,443,438

	Excess of Other Assets over Liabilities (0.5%)	11,443

	Net Assets (100.0%)	$2,454,881

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Affiliated issuer.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Investments by Industry

Industry*	Percentage of Net Assets
Diversified U.S. Equity Funds	21.5%
Diversified U.S. Fixed Income Funds	9.2
Exchange-Traded Funds	34.7
Exchange-Traded Notes	1.6
Non-Diversified International Fixed Income Funds	9.9
Non-Diversified U.S. Equity Funds	22.6

Total	99.5%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Concentrated Value Fund (1)		TCW Dividend Focused Fund	TCW Emerging Markets Equities Fund		TCW Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$65,084		$607,761	$24,867		$1,167
Repurchase Agreements, at Value	—		—	—		181	(3)
Foreign Currency, at Value	—		—	1	(4)	—
Receivable for Securities Sold	143		7,662	365		5
Receivable for Fund Shares Sold	—	(5)	605	—	(5)	2
Interest and Dividends Receivable	25		466	28		—	(5)
Foreign Tax Reclaims Receivable	2		17	—		—
Receivable from Investment Advisor	—		—	—		28

Total Assets	65,254		616,511	25,261		1,383

LIABILITIES
Payable for Securities Purchased	66		1,899	260		131
Payable for Fund Shares Redeemed	14		495	—		—
Accrued Capital Gain Withholding Taxes	—		—	42		—
Disbursements in Excess of Available Cash	—		5,250	—		—
Accrued Directors’ Fees and Expenses	8		8	7		8
Accrued Compliance Expense	—	(5)	2	—	(5)	—	(5)
Accrued Management Fees	36		407	12		—
Accrued Distribution Fees	7		123	1		—	(5)
Other Accrued Expenses	52		225	55		47

Total Liabilities	183		8,409	377		186

NET ASSETS	$65,071		$608,102	$24,884		$1,197

NET ASSETS CONSIST OF:
Paid-in Capital	$80,892		$935,329	$23,561		$1,172
Accumulated Net Realized Loss on Investments and Foreign Currency	(20,444)		(324,957)	(165)		(111)
Unrealized Appreciation (Depreciation) of Investments and Foreign Currency	4,590		(2,720)	1,488		136
Undistributed Net Investment Income	33		450	—		—

NET ASSETS	$65,071		$608,102	$24,884		$1,197

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$34,285		$57,797	$19,393		$663

N Class Share	$30,786		$550,305	$5,491		$534

CAPITAL SHARES OUTSTANDING: (6)
I Class Share	3,120,897		6,021,818	1,856,237		33,204

N Class Share	2,811,467		56,846,458	525,673		26,786

NET ASSET VALUE PER SHARE: (7)
I Class Share	$10.99		$9.60	$10.45		$19.95

N Class Share	$10.95		$9.68	$10.44		$19.95

(1)	Formerly TCW Focused Equities Fund.
(2)	The identified cost for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Equities Fund and the TCW Growth Fund at October 31, 2010 was $60,494, $610,481, $23,342 and $1,212, respectively.
(3)	The identified cost at October 31, 2010 was $181.
(4)	The identified cost at October 31, 2010 was $1.
(5)	Amount rounds to less than $1.
(6)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Equities Fund, and the TCW Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(7)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Growth Equities Fund		TCW Large Cap Growth Fund		TCW Relative Value Large Cap Fund	TCW Relative Value Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$114,459		$9,985		$443,268	$21,236
Receivable for Securities Sold	816		41		504	195
Receivable for Fund Shares Sold	454		—		349	—
Interest and Dividends Receivable	2		2		289	3
Foreign Tax Reclaims Receivable	1		2		11	—
Receivable from Investment Advisor	—		—		—	3

Total Assets	115,732		10,030		444,421	21,437

LIABILITIES
Payable for Securities Purchased	1,032		55		1,781	11
Payable for Fund Shares Redeemed	2,048		—		378	3
Accrued Directors’ Fees and Expenses	8		8		8	8
Accrued Compliance Expense	—	(2)	—	(2)	3	—	(2)
Accrued Management Fees	91		2		264	—
Accrued Distribution Fees	2		—	(2)	14	2
Other Accrued Expenses	66		47		364	52

Total Liabilities	3,247		112		2,812	76

NET ASSETS	$112,485		$9,918		$441,609	$21,361

NET ASSETS CONSIST OF:
Paid-in Capital	$107,533		$10,826		$602,284	$36,666
Accumulated Net Realized Loss on Investments	(8,671)		(2,301)		(146,671)	(16,227)
Unrealized Appreciation (Depreciation) of Investments	13,623		1,393		(17,899)	905
Undistributed Net Investment Income	—		—		3,895	17

NET ASSETS	$112,485		$9,918		$441,609	$21,361

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$101,943		$9,847		$373,921	$9,745

N Class Share	$10,542		$71		$67,688	$11,616

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	7,307,576		493,937		30,115,187	999,402

N Class Share	758,172		3,573		5,467,965	1,213,638

NET ASSET VALUE PER SHARE: (4)
I Class Share	$13.95		$19.93		$12.42	$9.75

N Class Share	$13.90		$19.89		$12.38	$9.57

(1)	The identified cost for the TCW Growth Equities Fund, the TCW Large Cap Growth Fund, the TCW Relative Value Large Cap Fund and the TCW Relative Value Small Cap Fund at October 31, 2010 was $100,836, $8,592, $461,167 and $20,331, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Large Cap Growth Fund, the TCW Relative Value Large Cap Fund, and the TCW Relative Value Small Cap Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW Value Opportunities Fund	TCW Conservative Allocation Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$510,611	$772,561	$206,038	$—
Investment in Affiliated Issuers, at Value (1)	—	—	—	4,928
Cash	—	—	—	33
Receivable for Securities Sold	3,742	9,320	178	—
Receivable for Fund Shares Sold	559	2,264	1,274	—
Interest and Dividends Receivable	140	9	10	11
Receivable from Investment Advisor	—	—	—	19

Total Assets	515,052	784,154	207,500	4,991

LIABILITIES
Payable for Securities Purchased	—	10,418	671	—	(2)
Payable for Fund Shares Redeemed	126	872	138	—
Accrued Directors’ Fees and Expenses	8	8	8	8
Accrued Compliance Expense	2	2	1	—
Accrued Management Fees	324	651	123	—
Accrued Distribution Fees	26	40	11	—	(2)
Other Accrued Expenses	193	207	116	28

Total Liabilities	679	12,198	1,068	36

NET ASSETS	$514,373	$771,956	$206,432	$4,955

NET ASSETS CONSIST OF:
Paid-in Capital	$372,273	$747,546	$223,195	$4,175
Accumulated Net Realized Gain (Loss) on Investments	(7,430)	(30,978)	(44,023)	222
Unrealized Appreciation of Investments	149,467	55,388	26,650	481
Undistributed Net Investment Income	63	—	610	77

NET ASSETS	$514,373	$771,956	$206,432	$4,955

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$388,735	$584,581	$152,391	$4,746

N Class Share	$125,638	$187,375	$54,041	$209

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	24,030,550	22,043,131	8,993,560	439,880

N Class Share	8,115,036	7,338,410	3,254,026	19,401

NET ASSET VALUE PER SHARE: (4)
I Class Share	$16.18	$26.52	$16.94	$10.79

N Class Share	$15.48	$25.53	$16.61	$10.79

(1)	The identified cost for the TCW Select Equities Fund, the TCW Small Cap Growth Fund, the TCW Value Opportunities Fund and the TCW Conservative Allocation Fund at October 31, 2010 was $361,144, $717,173, $179,388 and $4,447, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Value Opportunities Fund and the TCW Conservative Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Select Equities Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Small Cap Growth Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2010

	TCW Moderate Allocation Fund		TCW Aggressive Allocation Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$2,667		$891
Investment in Affiliated Issuers, at Value (1)	16,023		1,552
Cash	37		25
Interest and Dividends Receivable	33		2
Receivable from Investment Advisor	7		20

Total Assets	18,767		2,490

LIABILITIES
Accrued Directors’ Fees and Expenses	8		7
Accrued Distribution Fees	—	(2)	—	(2)
Other Accrued Expenses	30		28

Total Liabilities	38		35

NET ASSETS	$18,729		$2,455

NET ASSETS CONSIST OF:
Paid-in Capital	$17,616		$2,414
Accumulated Net Realized Loss on Investments	(75)		(10)
Unrealized Appreciation of Investments	969		46
Undistributed Net Investment Income	219		5

NET ASSETS	$18,729		$2,455

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$18,615		$2,356

N Class Share	$114		$99

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	2,049,550		279,374

N Class Share	12,607		11,704

NET ASSET VALUE PER SHARE: (4)
I Class Share	$9.08		$8.43

N Class Share	$9.03		$8.43

(1)	The identified cost for the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund at October 31, 2010 was $17,721 and $2,397, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Concentrated Value Fund (1)	TCW Dividend Focused Fund		TCW Emerging Markets Equities Fund (2)		TCW Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$783	$18,396	(3)	$239	(3)	$8
Interest	—	—	(4)	—	(4)	—	(4)

Total	783	18,396		239		8

Expenses:
Management Fees	415	4,799		175		7
Accounting Services Fees	15	110		7		5
Administration Fees	12	97		8		9
Transfer Agent Fees:
I Class	10	17		9		8
N Class	10	618		9		8
Custodian Fees	12	21		69		32
Professional Fees	29	47		28		18
Directors’ Fees and Expenses	23	23		20		23
Registration Fees:
I Class	18	18		22		9
N Class	19	30		22		9
Distribution Fees:
N Class	74	1,470		11		1
Compliance Expense	2	17		—	(4)	—
Shareholder Reporting Expense	5	7		22		1
Other	15	233		6		2

Total	659	7,507		408		132
Less Expenses Borne by Investment Advisor:
I Class	—	—		52		59
N Class	—	—		54		60

Net Expenses	659	7,507		302		13

Net Investment Income (Loss)	124	10,889		(63)		(5)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	4,637	32,359		(164)		49
Foreign Currency	—	—		(46)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,893	59,647		1,489	(5)	151
Foreign Currency	—	—		(1)		—

Net Realized and Unrealized Gain (Loss) on Investments	6,530	92,006		1,278		200

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,654	$102,895		$1,215		$195

(1)	Formerly TCW Focused Equities Fund.
(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010.
(3)	Net of foreign taxes withheld. Total amounts withheld for the TCW Emerging Markets Equities Fund was $28. Total amounts withheld for the TCW Dividend Focused Fund and the TCW Growth Fund were less than $1.
(4)	Amount rounds to less than $1.
(5)	Net of capital gain withholding taxes for the TCW Emerging Markets Equities Fund of $36.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Growth Equities Fund		TCW Large Cap Growth Fund		TCW Relative Value Large Cap Fund	TCW Relative Value Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$498	(1)	$124	(1)	$11,466	$204	(1)
Interest	—	(2)	—	(2)	—	—

Total	498		124		11,466	204

Expenses:
Management Fees	831		98		3,892	168
Accounting Services Fees	18		7		97	7
Administration Fees	22		14		88	16
Transfer Agent Fees:
I Class	53		9		832	10
N Class	17		8		69	16
Custodian Fees	18		14		20	13
Professional Fees	30		29		44	29
Directors’ Fees and Expenses	23		23		23	23
Registration Fees:
I Class	18		5		25	15
N Class	16		4		19	16
Distribution Fees:
N Class	15		1		232	32
Compliance Expense	4		—	(2)	15	—	(2)
Shareholder Reporting Expense	7		1	(2)	6	2
Other	25		7		287	14

Total	1,097		220		5,649	361
Less Expenses Borne by Investment Advisor:
I Class	—		2		—	29
N Class	43		12		—	79

Net Expenses	1,054		206		5,649	253

Net Investment Income (Loss)	(556)		(82)		5,817	(49)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments	6,226		3,281		28,775	478
Change in Unrealized Appreciation (Depreciation) on Investments	10,456		(744)		26,686	2,391

Net Realized and Unrealized Gain (Loss) on Investments	16,682		2,537		55,461	2,869

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,126		$2,455		$61,278	$2,820

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Growth Equities Fund and the TCW Large Cap Growth Fund were $6 and $1, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Select Equities Fund		TCW Small Cap Growth Fund		TCW Value Opportunities Fund	TCW Conservative Allocation Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$3,700	(1)	$2,551	(1)	$4,242	$—
Interest	1		1		1	—
Dividends from Investment in Affiliated Issuers	—		—		—	147

Total	3,701		2,552		4,243	147

Expenses:
Management Fees	3,791		5,113		2,035	—
Accounting Services Fees	87		89		49	5
Administration Fees	77		108		48	7
Transfer Agent Fees:
I Class	298		212		159	8
N Class	170		201		88	8
Custodian Fees	19		93		26	4
Professional Fees	43		40		35	15
Directors’ Fees and Expenses	23		23		23	23
Registration Fees:
I Class	18		78		24	12
N Class	10		32		21	12
Distribution Fees:
N Class	327		437		122	—	(2)
Compliance Expense	13		23		8	—
Shareholder Reporting Expense	5		4		3	2
Other	180		177		98	4

Total	5,061		6,630		2,739	100
Less Expenses Borne by Investment Advisor:
I Class	—		—		—	38
N Class	—		—		34	21

Net Expenses	5,061		6,630		2,705	41

Net Investment Income (Loss)	(1,360)		(4,078)		1,538	106

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments	8,013		41,352		19,447	—
Investments in Affiliated Issuers	—		—		—	329
Realized Gain Distributed from Affiliated Issuers	—		—		—	17
Change in Unrealized Appreciation on:
Investments	85,404		65,202		22,058	—
Investments in Affiliated Issuers	—		—		—	73

Net Realized and Unrealized Gain on Investments	93,417		106,554		41,505	419

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,057		$102,476		$43,043	$525

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Select Equities Fund and the TCW Small Cap Growth Fund were $4 and $17, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2010

	TCW Moderate Allocation Fund	TCW Aggressive Allocation Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$21	$14
Interest	—	—	(2)
Dividends from Investment in Affiliated Issuers	335	26

Total	356	40

Expenses:
Accounting Services Fees	7	5
Administration Fees	9	7
Transfer Agent Fees:
I Class	8	8
N Class	8	8
Custodian Fees	4	5
Professional Fees	16	20
Directors’ Fees and Expenses	23	23
Registration Fees:
I Class	12	12
N Class	12	12
Distribution Fees:
N Class	— (1)	—	(1)
Shareholder Reporting Expense	2	1
Other	5	4

Total	106	105
Less Expenses Borne by Investment Advisor:
I Class	—	56
N Class	20	22

Net Expenses	86	27

Net Investment Income	270	13

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments	(35)	54
Investments in Affiliated Issuers	213	87
Realized Gain Distributed from Affiliated Issuers	18	2
Change in Unrealized Appreciation (Depreciation) on:
Investments	(8)	(75)
Investments in Affiliated Issuers	807	30

Net Realized and Unrealized Gain (Loss) on Investments	995	98

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,265	$111

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund (1)		TCW Dividend Focused Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$124	$563	$10,889	$17,569
Net Realized Gain (Loss) on Investments	4,637	(18,154)	32,359	(195,032)
Change in Unrealized Appreciation on Investments	1,893	19,624	59,647	227,513

Increase in Net Assets Resulting from Operations	6,654	2,033	102,895	50,050

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(289)	(290)	(959)	(1,793)
N Class	(150)	(123)	(9,299)	(14,322)
Distributions from Return of Capital:
I Class	—	—	—	(104)
N Class	—	—	—	(831)

Total Distributions to Shareholders	(439)	(413)	(10,258)	(17,050)

NET CAPITAL SHARE TRANSACTIONS
I Class	(3,920)	(4,451)	6,188	(24,580)
N Class	(330)	(4,253)	(87,615)	(164,084)
K Class (2)	—	—	—	— (3)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(4,250)	(8,704)	(81,427)	(188,664)

Increase (Decrease) in Net Assets	1,965	(7,084)	11,210	(155,664)
NET ASSETS
Beginning of Year	63,106	70,190	596,892	752,556

End of Year	$65,071	$63,106	$608,102	$596,892

Undistributed Net Investment Income	$33	$348	$450	$228

(1)	Formerly TCW Focused Equities Fund.
(2)	K Class was terminated on November 25, 2008.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Equities Fund	TCW Growth Fund
	December 14, 2009 (Commencement of Operations) through October 31, 2010	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(63)	$(5)	$(4)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(210)	49	(63)
Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,488	151	234

Increase in Net Assets Resulting from Operations	1,215	195	167

NET CAPITAL SHARE TRANSACTIONS
I Class	18,435	158	—
N Class	5,234	30	—

Increase in Net Assets Resulting from Net Capital Shares Transactions	23,669	188	—

Increase in Net Assets	24,884	383	167
NET ASSETS
Beginning of Period	—	814	647

End of Period	$24,884	$1,197	$814

Undistributed Net Investment Income	$—	$—	$—

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Equities Fund		TCW Large Cap Growth Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(556)	$(337)	$(82)	$(87)
Net Realized Gain (Loss) on Investments	6,226	(2,925)	3,281	(2,073)
Change in Unrealized Appreciation (Depreciation) on Investments	10,456	9,513	(744)	5,156

Increase in Net Assets Resulting from Operations	16,126	6,251	2,455	2,996

NET CAPITAL SHARE TRANSACTIONS
I Class	44,112	13,922	(11,544)	3,264
N Class	4,646	(1,494)	(1,301)	(1,091)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	48,758	12,428	(12,845)	2,173

Increase (Decrease) in Net Assets	64,884	18,679	(10,390)	5,169
NET ASSETS
Beginning of Year	47,601	28,922	20,308	15,139

End of Year	$112,485	$47,601	$9,918	$20,308

Undistributed Net Investment Income	$—	$—	$—	$—

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund		TCW Relative Value Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$5,817	$8,933	$(49)	$(49)
Net Realized Gain (Loss) on Investments	28,775	(54,615)	478	(5,841)
Change in Unrealized Appreciation on Investments	26,686	123,442	2,391	3,891

Increase (Decrease) in Net Assets Resulting from Operations	61,278	77,760	2,820	(1,999)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(7,012)	(9,064)	—	—
N Class	(1,529)	(1,993)	—	—

Total Distributions to Shareholders	(8,541)	(11,057)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(82,537)	8,034	6,072	(912)
N Class	(44,577)	(25,948)	(2,994)	(7,111)
K Class (1)	—	—	—	(545)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(127,114)	(17,914)	3,078	(8,568)

Increase (Decrease) in Net Assets	(74,377)	48,789	5,898	(10,567)
NET ASSETS
Beginning of Year	515,986	467,197	15,463	26,030

End of Year	$441,609	$515,986	$21,361	$15,463

Undistributed Net Investment Income	$3,895	$6,619	$17	$8

(1)	K Class was terminated on November 25, 2008.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(1,360)	$(2,011)	$(4,078)	$(1,772)
Net Realized Gain (Loss) on Investments	8,013	(10,830)	41,352	12,502
Change in Unrealized Appreciation on Investments	85,404	90,432	65,202	32,296

Increase in Net Assets Resulting from Operations	92,057	77,591	102,476	43,026

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	—	(56,806)	—	—
N Class	—	(23,082)	—	—

Total Distributions to Shareholders	—	(79,888)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(39,826)	(167,082)	328,184	71,389
N Class	(39,111)	(44,701)	42,364	86,747
K Class (1)(1)	—	(300)	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(78,937)	(212,083)	370,548	158,136

Increase (Decrease) in Net Assets	13,120	(214,380)	473,024	201,162
NET ASSETS
Beginning of Year	501,253	715,633	298,932	97,770

End of Year	$514,373	$501,253	$771,956	$298,932

Undistributed Net Investment Income	$63	$75	$—	$—

(1)	K Class was terminated on November 25, 2008.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Value Opportunities Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$1,538	$1,806	$106	$84
Net Realized Gain (Loss) on Investments	19,447	(19,140)	346	(44)
Change in Unrealized Appreciation on Investments	22,058	35,136	73	489

Increase in Net Assets Resulting from Operations	43,043	17,802	525	529

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1,453)	(2,113)	(108)	(29)
N Class	(184)	(281)	(3)	(1)

Total Distributions to Shareholders	(1,637)	(2,394)	(111)	(30)

NET CAPITAL SHARE TRANSACTIONS
I Class	(77,640)	(15,298)	151	2,742
N Class	6,418	(13,576)	89	1
K Class (1)	—	(2,200)	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(71,222)	(31,074)	240	2,743

Increase (Decrease) in Net Assets	(29,816)	(15,666)	654	3,242
NET ASSETS
Beginning of Year	236,248	251,914	4,301	1,059

End of Year	$206,432	$236,248	$4,955	$4,301

Undistributed Net Investment Income	$610	$710	$77	$67

(1)	K Class was terminated on November 25, 2008.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Moderate Allocation Fund		TCW Aggressive Allocation Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$270	$25	$13	$12
Net Realized Gain (Loss) on Investments	196	(237)	143	(74)
Change in Unrealized Appreciation (Depreciation) on Investments	799	410	(45)	208

Increase in Net Assets Resulting from Operations	1,265	198	111	146

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(85)	(10)	(16)	(4)
N Class	(1)	(2)	(1)	(2)

Total Distributions to Shareholders	(86)	(12)	(17)	(6)

NET CAPITAL SHARE TRANSACTIONS
I Class	15,828	906	1,330	605
N Class	12	2	10	2

Increase in Net Assets Resulting from Net Capital Shares Transactions	15,840	908	1,340	607

Increase in Net Assets	17,019	1,094	1,434	747
NET ASSETS
Beginning of Year	1,710	616	1,021	274

End of Year	$18,729	$1,710	$2,455	$1,021

Undistributed Net Investment Income	$219	$19	$5	$8

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (each, a “Fund” and collectively, the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 14 Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Non-Diversified International Equity Fund

TCW Emerging Markets Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world.

Non-Diversified U.S. Equity Funds

TCW Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell 3000® Growth Index.

TCW Select Equities Fund	Seeks long-term capital appreciation by investing in equity securities of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies within the capitalization range of companies comprising the Russell 2000® Growth Index.

Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks long-term capital appreciation by investing in equity securities of 25 to 40 large capitalization companies.

TCW Dividend Focused Fund	Seeks high level of dividend income by investing equity securities issued by companies that have a record of paying dividends.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell MidCap® Growth Index.

TCW Large Cap Growth Fund	Seeks long-term capital appreciation by investing in the equity securities of 35 to 50 large capitalization companies.

TCW Relative Value Large Cap Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies with a secondary goal of current income.

TCW Funds, Inc.

October 31, 2010

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Relative Value Small Cap Fund	Seeks capital appreciation by investing in equity securities of companies with market capitalizations within the range of companies comprising the S&P Small Cap 600 Index.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell Mid Cap® Value Index.

Fund of Funds

TCW Conservative Allocation Fund	Seeks current income and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing.

TCW Moderate Allocation Fund	Seeks long-term capital appreciation and secondarily current income by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 40% and 80% of its net assets in equity funds and international equity ETFs and between 20% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

TCW Aggressive Allocation Fund	Seeks long-term capital appreciation by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 50% and 100% of its net assets in equity funds and international equity ETFs and between 10% and 50% in fixed income funds. The Fund also invests in ETFs and ETNs.

Effective May 1, 2010, the name of the TCW Focused Equities Fund changed to the TCW Concentrated Value Fund. There is no change in the investment objective.

All Equity Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Conservative Allocation Fund, the TCW Moderate Allocation Fund and the TCW Aggressive Allocation Fund (collectively, “Allocation Funds”) invest in other TCW Funds. The ownership percentage of Allocation Funds in each of the underlying funds at October 31, 2010 is as follows:

Name of Affiliated Issuer	TCW Conservative Allocation Fund (1)	TCW Moderate Allocation Fund (1)	TCW Aggressive Allocation Fund (1)
TCW Core Fixed Income Fund	0.80%	1.57%	0.07%
TCW Emerging Markets Income Fund	N/A	N/A	0.02%
TCW Growth Equities Fund	0.11%	1.40%	0.15%
TCW High Yield Bond Fund	N/A	1.37%	N/A

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

Name of Affiliated Issuer	TCW Conservative Allocation Fund (1)		TCW Moderate Allocation Fund (1)	TCW Aggressive Allocation Fund (1)
TCW Large Cap Growth Fund	3.79%		N/A	N/A
TCW Money Market Fund	0.13%		N/A	N/A
TCW Relative Value Large Cap Fund	0.07%		0.48%	0.06%
TCW Select Equities Fund	0.22%		0.81%	0.08%
TCW Small Cap Growth Fund	N/A		N/A	0.02%
TCW Value Opportunities Fund	0.00	% (2)	0.55%	0.05%

(1)	Percentage ownership based on total net assets of the underlying fund.
(2)	Rounds to less than 0.01%.

The financial statements of the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW High Yield Bond Fund and the TCW Money Market Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of that Class on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations:    Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price, as furnished by independent pricing services. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Investments of Allocation Funds are valued based on the net asset value per share of the underlying funds.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for the TCW Emerging Markets Equities Fund that invests in foreign equity securities (exclusive of Latin American equity securities) to prevent “time zone arbitrage.” This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value of the 61st day prior to maturity.

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The Funds, with the exception of the TCW Emerging Markets Equities Fund, had all investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2, as of October 31, 2010.

The following is a summary of the inputs used as of October 31, 2010 in valuing the TCW Emerging Markets Equities Fund investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities
Airlines	$223,212	$—	$—	$223,212
Auto Components	—	706,206	—	706,206
Automobiles	—	583,226	—	583,226
Beverages	198,974	—	—	198,974
Commercial Banks	2,664,639	2,616,211	—	5,280,850
Construction & Engineering	—	140,552	—	140,552
Construction Materials	348,041	459,934	—	807,975
Diversified Financial Services	151,694	—	—	151,694
Diversified Telecommunication Services	344,782	275,549	—	620,331
Electric Utilities	—	154,346	—	154,346
Electrical Equipment	14,760	825,841	—	840,601

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities (Continued)
Electronic Equipment, Instruments & Components	$—	$29,012	$—	$29,012
Energy Equipment & Services	254,771	—	—	254,771
Exchange-Traded Fund (ETF)	414,406	—	—	414,406
Food & Staples Retailing	—	213,426	—	213,426
Food Products	—	127,143	—	127,143
Gas Utilities	—	246,689	—	246,689
Health Care Providers & Services	252,308	—	—	252,308
Hotels, Restaurants & Leisure	506,800	—	—	506,800
Household Durables	661,622	164,536	—	826,158
Insurance	83,570	320,722	—	404,292
Internet Software & Services	452,516	277,494	—	730,010
IT Services	630,294	112,237	—	742,531
Machinery	—	526,092	—	526,092
Media	400,797	67,192	—	467,989
Metals & Mining	1,474,581	1,136,118	—	2,610,699
Multiline Retail	345,577	—	—	345,577
Oil, Gas & Consumable Fuels	1,495,099	1,321,864	—	2,816,963
Paper & Forest Products	370,838	—	—	370,838
Pharmaceuticals	212,738	—	—	212,738
Real Estate Management & Development	263,295	331,349	—	594,644
Semiconductors & Semiconductor Equipment	—	459,091	—	459,091
Software	210,626	—	—	210,626
Textiles, Apparel & Luxury Goods	—	238,718	—	238,718
Transportation Infrastructure	—	59,149	—	59,149
Wireless Telecommunication Services	871,474	115,099	—	986,573

Total Equity Securities	12,847,414	11,507,796	—	24,355,210

Warrants
Diversified Financial Services	—	58,542	—	58,542
Household Durables	—	62,048	—	62,048
Real Estate Management & Development	—	64,930	—	64,930

Total Warrants	—	185,520	—	185,520

Short-Term Investments	—	325,827	—	325,827

Total	$12,847,414	$12,019,143	$—	$24,866,557

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2010.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased, including original issue discounts are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Equity-Linked Notes:    TCW Emerging Markets Equities Fund invests in synthetic equity instruments that allow the Fund to gain equity exposure to the underlying shares without ownership of the underlying shares. Equity-linked notes are priced at parity, which is the value of the underlying security, then adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution or the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2010.

TCW Funds, Inc.

October 31, 2010

Note 2 — Significant Accounting Policies (Continued)

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Dividend Focused Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other equity funds and Allocation Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of capital gains realized by a fund will be at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2010 and 2009, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2010	2009
TCW Concentrated Value Fund	$—	$(19,596)
TCW Dividend Focused Fund	—	(199,403)
TCW Emerging Markets Equities Fund	(114)	—
TCW Growth Fund	—	(66)
TCW Growth Equities Fund	—	(3,063)
TCW Large Cap Growth Fund	—	(1,934)
TCW Relative Value Large Cap Fund	—	(59,982)
TCW Relative Value Small Cap Fund	—	(6,075)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

	Net Realized Loss
	2010	2009
TCW Select Equities Fund	$—	$(13,630)
TCW Value Opportunities Fund	—	(19,973)
TCW Conservative Allocation Fund	—	(50)
TCW Moderate Allocation Fund	—	(152)
TCW Aggressive Allocation Fund	—	(70)

At October 31, 2010, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$32	$—	$32
TCW Dividend Focused Fund	450	—	450
TCW Relative Value Large Cap Fund	3,895	—	3,895
TCW Value Opportunities Fund	610	—	610
TCW Conservative Allocation Fund	115	185	300
TCW Moderate Allocation Fund	219	—	219
TCW Aggressive Allocation Fund	5	—	5

At the end of the previous fiscal year, October 31, 2009, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$348	$—	$348
TCW Relative Value Large Cap Fund	6,619	—	6,619
TCW Value Opportunities Fund	710	—	710
TCW Conservative Allocation Fund	67	—	67
TCW Moderate Allocation Fund	19	—	19
TCW Aggressive Allocation Fund	7	—	7

Permanent differences incurred during the year ended October 31, 2010, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)		Paid-in Capital
TCW Dividend Focused Fund	$(409)	$854		$(445)
TCW Emerging Markets Equities Fund	63	45		(108)
TCW Growth Fund	5	—		(5)
TCW Growth Equities Fund	556	15,279		(15,835)
TCW Large Cap Growth Fund	82	—		(82)
TCW Relative Value Large Cap Fund	— (1)	—	(1)
TCW Relative Value Small Cap Fund	58	5		(63)
TCW Select Equities Fund	1,348	12		(1,360)
TCW Small Cap Growth Fund	4,078	18,241		(22,319)
TCW Value Opportunities Fund	(1)	1		— (1)

TCW Funds, Inc.

October 31, 2010

Note 3 — Federal Income Taxes (Continued)

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Conservative Allocation Fund	$15	$(25)	$10
TCW Moderate Allocation Fund	16	(16)	—	(1)
TCW Aggressive Allocation Fund	1	(1)	—	(1)

(1)	Amount rounds to less than $1 (in thousands).

During the year ended October 31, 2010, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$439	$—	$439
TCW Dividend Focused Fund	10,258	—	10,258
TCW Relative Value Large Cap Fund	8,541	—	8,541
TCW Value Opportunities Fund	1,637	—	1,637
TCW Conservative Allocation Fund	111	—	111
TCW Moderate Allocation Fund	86	—	86
TCW Aggressive Allocation Fund	17	—	17

For the previous fiscal year ended October 31, 2009, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Concentrated Value Fund	$413	$—	$—	$413
TCW Dividend Focused Fund	16,115	—	935	17,050
TCW Relative Value Large Cap Fund	11,057	—	—	11,057
TCW Select Equities Fund	—	79,888	—	79,888
TCW Value Opportunities Fund	2,394	—	—	2,394
TCW Conservative Allocation Fund	30	—	—	30
TCW Moderate Allocation Fund	12	—	—	12
TCW Aggressive Allocation Fund	6	—	—	6

At October 31, 2010, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$7,707	$(3,455)	$4,252	$60,832
TCW Dividend Focused Fund	60,157	(63,005)	(2,848)	610,609
TCW Emerging Markets Equities Fund	2,241	(767)	1,474	23,393
TCW Growth Fund	182	(48)	134	1,214
TCW Growth Equities Fund	17,559	(4,119)	13,440	101,019
TCW Large Cap Growth Fund	1,560	(305)	1,255	8,730
TCW Relative Value Large Cap Fund	29,137	(50,779)	(21,642)	464,910
TCW Relative Value Small Cap Fund	3,022	(2,303)	719	20,517
TCW Select Equities Fund	160,056	(10,722)	149,334	361,277
TCW Small Cap Growth Fund	85,488	(30,538)	54,950	717,611
TCW Value Opportunities Fund	28,578	(8,248)	20,330	185,708
TCW Conservative Allocation Fund	480	—	480	4,448
TCW Moderate Allocation Fund	1,040	(106)	934	17,756
TCW Aggressive Allocation Fund	89	(51)	38	2,405

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

At October 31, 2010, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2011	2016	2017	2018
TCW Concentrated Value Fund (1)	$—	$510	$19,596	$—
TCW Dividend Focused Fund	—	125,579	199,251	—
TCW Emerging Markets Equities Fund (1)	—	—	—	114
TCW Growth Fund (1)	—	90	18	—
TCW Growth Equities Fund (1)	5,984	—	2,505	—
TCW Large Cap Growth Fund (1)	—	230	1,934	—
TCW Relative Value Large Cap Fund	—	82,946	59,982	—
TCW Relative Value Small Cap Fund	—	9,950	6,075	—
TCW Select Equities Fund	—	—	7,298	—
TCW Small Cap Growth Fund (1)	27,294	3,247	—	—
TCW Value Opportunities Fund (1)	—	37,703	—	—
TCW Moderate Allocation Fund (1)	—	—	41	—
TCW Aggressive Allocation Fund	—	—	3	—

(1)	The availability of realized loss carryforward may be subject to annual limitation under Section 382 of The Internal Revenue Code.

The Funds did not have any liabilities for unrecognized tax benefits at October 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2010. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Funds did not incur any interest or penalties for the year ended October 31, 2010. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Emerging Markets Equities Fund	1.00%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW Large Cap Growth Fund	0.65%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Small Cap Fund	0.90%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%

The Allocation Funds do not pay management fees to the Advisor; however, the Allocation Funds pay management fees to the Advisor indirectly, as a shareholder in the underlying TCW Funds. In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based in the net management fees paid and are included in the Statements of Operations.

TCW Funds, Inc.

October 31, 2010

Note 4 — Fund Management Fees and Other Expenses (Continued)

The Advisor limited the operating expenses for I and N Classes to the average of the total expense ratios as reported by Lipper, Inc. (“Lipper Average”) for each Fund’s respective investment objective, which changed on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. The Lipper, Inc. expense ratios, in effect as of October 31, 2010, as they relate to each Fund were as follows:

TCW Concentrated Value Fund	1.27%
TCW Dividend Focused Fund	1.35%
TCW Emerging Markets Equities Fund	1.70%
TCW Growth Fund	1.36%
TCW Large Cap Growth Fund	1.38%
TCW Relative Value Large Cap Fund	1.28%
TCW Select Equities Fund	1.36%
TCW Small Cap Growth Fund	1.65%
TCW Value Opportunities Fund	1.39%
TCW Conservative Allocation Fund	0.87%
TCW Moderate Allocation Fund	0.98%
TCW Aggressive Allocation Fund	1.43%

The operating expenses for both classes of the TCW Relative Value Small Cap Fund were limited to 1.35% of average daily net assets for each class. The operating expenses for both classes of the TCW Growth Equities Fund were limited to the Lipper Average from November 1, 2009 through May 2, 2010. Effective May 3, 2010, the Advisor limited the operating expenses to 1.20% of average daily net assets for each class. These limits are in effect for a minimum of twelve months from the respective effective date.

The amount borne by the Advisor during a fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Note 5 – Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Transactions with Affiliates

The summary of Allocation Funds transactions in the affiliated funds for the year ended October 31, 2010 is as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (in thousands)	Dividends and Interest Income Received (in thousands)	Distributions Received from and Net Realized Gain (Loss) (in thousands)
TCW Conservative Allocation Fund

TCW Core Fixed Income Fund	193,399	69,749	15,698	247,450	$2,724	$136	$17
TCW Growth Equities Fund	—	8,789	—	8,789	123	—	—
TCW Large Cap Growth Fund	79,797	5,288	66,208	18,877	376	—	—
TCW Money Market Fund	221,488	21,514	17,420	225,582	226	—	—
TCW Relative Value Large Cap Fund	58,588	5,784	38,014	26,358	327	11	—
TCW Select Equities Fund	—	71,660	753	70,907	1,147	—	—
TCW Value Opportunities Fund	—	7,456	7,190	266	5	—	—

Total					$4,928	$147	$17

TCW Moderate Allocation Fund

TCW Core Fixed Income Fund	44,278	505,611	66,210	483,679	$5,326	$212	$18
TCW Growth Equities Fund	10,180	121,499	18,466	113,213	1,579	—	—
TCW High Yield Bond Fund	18,725	271,216	26,638	263,303	1,698	94	—
TCW Large Cap Growth Fund	18,572	112,563	131,135	—	—	—	—
TCW Relative Value Large Cap Fund	30,899	239,389	99,463	170,825	2,122	25	—
TCW Select Equities Fund	—	269,497	12,186	257,311	4,163	—	—
TCW Value Opportunities Fund	7,698	72,646	13,366	66,978	1,135	4	—

Total					$16,023	$335	$18

TCW Aggressive Allocation Fund

TCW Core Fixed Income Fund	13,685	25,453	18,672	20,466	$225	$12	$2
TCW Emerging Markets Income Fund	10,392	32,124	14,970	27,546	244	12	—	(1)
TCW Growth Equities Fund	2,793	11,751	2,569	11,975	167	—	—
TCW Large Cap Growth Fund	11,958	11,190	23,148	—	—	—	—
TCW Relative Value Large Cap Fund	9,876	21,535	11,277	20,134	250	2	—

TCW Funds, Inc.

October 31, 2010

Note 6 — Transactions with Affiliates (Continued)

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (in thousands)	Dividends and Interest Income Received (in thousands)		Distributions Received from and Net Realized Gain (Loss) (in thousands)
TCW Select Equities Fund	—	32,636	5,774	26,862	$434	$—		$—
TCW Small Cap Growth Fund	—	7,780	3,192	4,588	122	—		—
TCW Value Opportunities Fund	4,847	9,145	7,501	6,491	110	—	(1)	—

Total					$1,552	$26		$2

(1)	Amount rounds to less than $1 (in thousands).

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2010, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds
TCW Concentrated Value Fund	$33,617	$38,022
TCW Dividend Focused Fund	161,034	232,224
TCW Emerging Markets Equities Fund	59,022	36,471
TCW Growth Fund	770	596
TCW Growth Equities Fund	104,873	56,074
TCW Large Cap Growth Fund	7,535	20,095
TCW Relative Value Large Cap Fund	173,238	315,969
TCW Relative Value Small Cap Fund	11,764	9,372
TCW Select Equities Fund	117,364	208,565
TCW Small Cap Growth Fund	875,828	514,944
TCW Value Opportunities Fund	147,087	215,827
TCW Conservative Allocation Fund	2,151	1,949
TCW Moderate Allocation Fund	22,423	6,484
TCW Aggressive Allocation Fund	3,140	1,814

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	141,799	$1,472	369,300	$3,002
Shares Issued upon Reinvestment of Dividends	12,821	136	19,869	163
Shares Redeemed	(527,722)	(5,528)	(897,119)	(7,616)

Net Decrease	(373,102)	$(3,920)	(507,950)	$(4,451)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,708,606	$26,987	56,920	$485
Shares Issued upon Reinvestment of Dividends	14,112	149	15,049	123
Shares Redeemed	(2,752,343)	(27,466)	(542,081)	(4,861)

Net Decrease	(29,625)	$(330)	(470,112)	$(4,253)

TCW Dividend Focused Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,896,764	$17,107	2,209,063	$15,419
Shares Issued upon Reinvestment of Dividends	99,902	892	255,362	1,769
Shares Redeemed	(1,301,939)	(11,811)	(5,866,353)	(41,768)

Net Increase (Decrease)	694,727	$6,188	(3,401,928)	$(24,580)

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	12,373,035	$113,199	18,942,495	$126,286
Shares Issued upon Reinvestment of Dividends	963,686	8,676	2,004,283	14,091
Shares Redeemed	(22,632,848)	(209,490)	(43,575,233)	(304,461)

Net Decrease	(9,296,127)	$(87,615)	(22,628,455)	$(164,084)

			November 1, 2008 through November 25, 2008 (termination date)
K Class (1)			Shares	Amount (in thousands)
Shares Sold			—	$—
Shares Redeemed			(9)	— (2)

Net Decrease			(9)	$— (2)

TCW Emerging Markets Equities Fund	December 14, 2009 (Commencement of Operations) through October 31, 2010
I Class	Shares	Amount (in thousands)
Shares Sold	2,514,571	$24,533
Shares Redeemed	(658,334)	(6,098)

Net Increase	1,856,237	$18,435

TCW Funds, Inc.

October 31, 2010

Note 8 — Capital Share Transactions (Continued)

	December 14, 2009 (Commencement of Operations) through October 31, 2010

N Class	Shares	Amount (in thousands)
Shares Sold	1,036,771	$9,885
Shares Redeemed	(511,098)	(4,651)

Net Increase	525,673	$5,234

TCW Growth Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	33,204	$578	—	$—
Shares Redeemed	(25,000)	(420)	—	—

Net Increase	8,204	$158	—	$—

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	26,786	$450	—	$—
Shares Redeemed	(25,000)	(420)	—	—

Net Increase	1,786	$30	—	$—

TCW Growth Equities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,416,023	$57,963	1,884,681	$19,753
Shares Redeemed	(1,076,184)	(13,851)	(631,611)	(5,831)

Net Increase	3,339,839	$44,112	1,253,070	$13,922

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	474,656	$6,305	128,910	$1,189
Shares Redeemed	(129,513)	(1,659)	(314,798)	(2,683)

Net Increase (Decrease)	345,143	$4,646	(185,888)	$(1,494)

TCW Large Cap Growth Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	184,628	$3,454	579,259	$8,128
Shares Redeemed	(801,096)	(14,998)	(332,691)	(4,864)

Net Increase (Decrease)	(616,468)	$(11,544)	246,568	$3,264

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,657	$174	6,132	$76
Shares Redeemed	(83,916)	(1,475)	(84,550)	(1,167)

Net Decrease	(74,259)	$(1,301)	(78,418)	$(1,091)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,841,687	$176,558	20,094,680	$180,478
Shares Issued upon Reinvestment of Dividends	562,635	6,645	1,011,319	8,859
Shares Redeemed	(22,623,846)	(265,740)	(19,383,068)	(181,303)

Net Increase (Decrease)	(7,219,524)	$(82,537)	1,722,931	$8,034

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	878,365	$10,234	2,274,250	$20,709
Shares Issued upon Reinvestment of Dividends	126,539	1,491	224,298	1,960
Shares Redeemed	(4,891,966)	(56,302)	(5,277,510)	(48,617)

Net Decrease	(3,887,062)	$(44,577)	(2,778,962)	$(25,948)

TCW Relative Value Small Cap Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	798,378	$7,617	113,297	$766
Shares Redeemed	(169,778)	(1,545)	(266,118)	(1,678)

Net Increase (Decrease)	628,600	$6,072	(152,821)	$(912)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	58,887	$538	209,423	$1,447
Shares Redeemed	(399,043)	(3,532)	(1,322,580)	(8,558)

Net Decrease	(340,156)	$(2,994)	(1,113,157)	$(7,111)

TCW Funds, Inc.

October 31, 2010

Note 8 — Capital Share Transactions (Continued)

			November 1, 2008 through November 25, 2008 (termination date)
K Class (1)			Shares	Amount (in thousands)
Shares Sold			349	$2
Shares Redeemed			(84,407)	(547)

Net Decrease			(84,058)	$(545)

TCW Select Equities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,576,202	$52,900	7,156,765	$80,741
Shares Issued upon Reinvestment of Dividends	—	—	4,541,546	46,460
Shares Redeemed	(6,324,150)	(92,726)	(26,389,950)	(294,283)

Net Decrease	(2,747,948)	$(39,826)	(14,691,639)	$(167,082)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	612,083	$8,686	6,111,437	$65,263
Shares Issued upon Reinvestment of Dividends	—	—	2,272,042	22,380
Shares Redeemed	(3,408,841)	(47,797)	(11,646,905)	(132,344)

Net Decrease	(2,796,758)	$(39,111)	(3,263,426)	$(44,701)

			November 1, 2008 through November 25, 2008 (termination date)
K Class (1)			Shares	Amount (in thousands)
Shares Sold			209	$3
Shares Redeemed			(27,878)	(303)

Net Decrease			(27,669)	$(300)

TCW Small Cap Growth Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,622,162	$504,057	4,943,905	$96,099
Shares Redeemed	(7,241,373)	(175,873)	(1,411,643)	(24,710)

Net Increase	13,380,789	$328,184	3,532,262	$71,389

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,057,593	$167,054	5,109,583	$99,977
Shares Redeemed	(5,369,233)	(124,690)	(790,387)	(13,230)

Net Increase	1,688,360	$42,364	4,319,196	$86,747

TCW Value Opportunities Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,556,792	$103,952	2,777,961	$35,402
Shares Issued upon Reinvestment of Dividends	77,809	1,189	163,302	1,878
Shares Redeemed	(11,553,311)	(182,781)	(4,390,003)	(52,578)

Net Decrease	(4,918,710)	$(77,640)	(1,448,740)	$(15,298)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,590,237	$40,573	914,367	$10,899
Shares Issued upon Reinvestment of Dividends	10,345	162	23,684	268
Shares Redeemed	(2,217,085)	(34,317)	(2,124,177)	(24,743)

Net Increase (Decrease)	383,497	$6,418	(1,186,126)	$(13,576)

			November 1, 2008 through November 25, 2008 (termination date)
K Class (1)			Shares	Amount (in thousands)
Shares Sold			294	$3
Shares Redeemed			(203,145)	(2,203)

Net Decrease			(202,851)	$(2,200)

TCW Conservative Allocation Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	59,565	$606	334,443	$2,933
Shares Issued upon Reinvestment of Dividends	10,861	109	3,411	29
Shares Redeemed	(55,763)	(564)	(25,228)	(220)

Net Increase	14,663	$151	312,626	$2,742

TCW Funds, Inc.

October 31, 2010

Note 8 — Capital Share Transactions (Continued)

	Year Ended October 31, 2010		Year Ended October 31, 2009
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	19,401	$193	—	$—
Shares Issued upon Reinvestment of Dividends	271	3	148	1
Shares Redeemed	(11,012)	(107)	—	—

Net Increase	8,660	$89	148	$1

TCW Moderate Allocation Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,989,842	$17,037	203,035	$1,434
Shares Issued upon Reinvestment of Dividends	9,731	83	1,478	10
Shares Redeemed	(149,105)	(1,292)	(80,718)	(538)

Net Increase	1,850,468	$15,828	123,795	$906

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	12,607	$102	—	$—
Shares Issued upon Reinvestment of Dividends	119	1	281	2
Shares Redeemed	(11,187)	(91)	—	—

Net Increase	1,539	$12	281	$2

TCW Aggressive Allocation Fund	Year Ended October 31, 2010		Year Ended October 31, 2009
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	256,952	$2,141	124,761	$839
Shares Issued upon Reinvestment of Dividends	1,907	15	675	4
Shares Redeemed	(100,690)	(826)	(33,911)	(238)

Net Increase	158,169	$1,330	91,525	$605

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

	Year Ended October 31, 2010		Year Ended October 31, 2009

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	11,704	$90	—	$—
Shares Issued upon Reinvestment of Dividends	123	1	231	2
Shares Redeemed	(10,500)	(81)	—	—

Net Increase	1,327	$10	231	$2

(1)	K Class was terminated on November 25, 2008.
(2)	Amount rounds to less than $1 (in thousands).

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2010.

Note 10 — Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods with those fiscal years. Management is currently evaluating the impact of adoption of this ASU will have on the Fund’s financial statement disclosures.

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$9.98	$9.62	$15.72	$14.34	$12.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.03	0.10	0.06	0.07	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.07	0.33	(6.10)	1.34	2.04

Total from Investment Operations	1.10	0.43	(6.04)	1.41	2.06

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.07)	(0.06)	(0.03)	—

Net Asset Value per Share, End of Year	$10.99	$9.98	$9.62	$15.72	$14.34

Total Return	11.05%	4.64%	(38.57)%	9.86%	16.78%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$34,285	$34,867	$38,480	$7,176	$4,689
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.91%	1.00%	1.01%	1.18%	2.25%
After Expense Reimbursement	N/A	0.86%	1.00%	N/A	1.38%
Ratio of Net Investment Income to Average Net Assets	0.32%	1.11%	0.46%	0.38%	0.13%
Portfolio Turnover Rate	53.50%	72.56%	110.17%	63.43%	37.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$9.94	$9.58	$15.67	$14.31	$12.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.01	0.06	0.07	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.05	0.34	(6.10)	1.35	2.01

Total from Investment Operations	1.06	0.40	(6.03)	1.39	2.05

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	(0.06)	(0.03)	(0.01)
Distributions from Net Realized Gain	—	—	—	—	(0.01)

Total Distributions	(0.05)	(0.04)	(0.06)	(0.03)	(0.02)

Net Asset Value per Share, End of Year	$10.95	$9.94	$9.58	$15.67	$14.31

Total Return	10.71%	4.24%	(38.64)%	9.74%	16.75%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$30,786	$28,239	$31,710	$35,509	$23,604
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.17%	1.30%	1.28%	1.27%	1.42%
After Expense Reimbursement	N/A	1.25%	N/A	N/A	1.38%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.72%	0.54%	0.30%	0.33%
Portfolio Turnover Rate	53.50%	72.56%	110.17%	63.43%	37.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.28	$7.70	$14.24	$13.22	$11.32

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.23	0.31	0.27	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.31	0.61	(6.01)	1.25	1.91

Total from Investment Operations	1.49	0.84	(5.70)	1.52	2.13

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.25)	(0.33)	(0.29)	(0.19)
Distributions from Net Realized Gain	—	—	(0.51)	(0.21)	(0.04)
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.17)	(0.26)	(0.84)	(0.50)	(0.23)

Net Asset Value per Share, End of Year	$9.60	$8.28	$7.70	$14.24	$13.22

Total Return	18.13%	11.58%	(42.11)%	11.70%	19.07%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$57,797	$44,125	$67,197	$241,170	$159,858
Ratio of Expenses to Average Net Assets	0.90%	0.92%	0.86%	0.85%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.95%	3.27%	2.71%	1.94%	1.81%
Portfolio Turnover Rate	25.77%	26.48%	35.28%	26.19%	25.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.36	$7.72	$14.23	$13.20	$11.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.21	0.27	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.31	0.63	(6.01)	1.25	1.91

Total from Investment Operations	1.46	0.84	(5.74)	1.48	2.09

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.19)	(0.26)	(0.24)	(0.15)
Distributions from Net Realized Gain	—	—	(0.51)	(0.21)	(0.04)
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.14)	(0.20)	(0.77)	(0.45)	(0.19)

Net Asset Value per Share, End of Year	$9.68	$8.36	$7.72	$14.23	$13.20

Total Return	17.66%	11.38%	(42.29)%	11.37%	18.72%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$550,305	$552,767	$685,359	$1,557,793	$1,256,657
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.18%	1.15%	1.16%
Ratio of Net Investment Income to Average Net Assets	1.68%	2.92%	2.39%	1.65%	1.51%
Portfolio Turnover Rate	25.77%	26.48%	35.28%	26.19%	25.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — I Class

	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.03)
Net Realized and Unrealized Gain on Investments	0.48

Total from Investment Operations	0.45

Net Asset Value per Share, End of Period	$10.45

Total Return	4.50	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,393
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.13	% (3)
After Expense Reimbursement	1.73	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.33	)% (3)
Portfolio Turnover Rate	198.80	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — N Class

	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.04)
Net Realized and Unrealized Gain on Investments	0.48

Total from Investment Operations	0.44

Net Asset Value per Share, End of Period	$10.44

Total Return	4.50	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,491
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.95	% (3)
After Expense Reimbursement	1.73	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.45	)% (3)
Portfolio Turnover Rate	198.80	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — I Class

	Year Ended October 31,		January 2, 2008 (Commencement of Operations) through October 31, 2008
	2010	2009
Net Asset Value per Share, Beginning of Period	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.78	3.41	(6.91)

Total from Investment Operations	3.68	3.33	(7.06)

Net Asset Value per Share, End of Period	$19.95	$16.27	$12.94

Total Return	22.68%	25.74%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$663	$407	$324
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	13.74%	15.94%	9.74	% (3)
After Expense Reimbursement	1.37%	1.38%	1.41	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.55)%	(0.97	)% (3)
Portfolio Turnover Rate	65.37%	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — N Class

	Year Ended October 31,		January 2, 2008 (Commencement of Operations) through October 31, 2008
	2010	2009
Net Asset Value per Share, Beginning of Period	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.78	3.41	(6.91)

Total from Investment Operations	3.68	3.33	(7.06)

Net Asset Value per Share, End of Period	$19.95	$16.27	$12.94

Total Return	22.68%	25.73%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$534	$407	$323
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	13.99%	16.16%	10.07	% (3)
After Expense Reimbursement	1.37%	1.38%	1.41	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.56)%	(0.97	)% (3)
Portfolio Turnover Rate	65.37%	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.87	$8.73	$17.91	$12.17	$11.46

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.09)	(0.10)	(0.08)	(0.12)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.17	2.24	(7.72)	5.86	0.86

Total from Investment Operations	3.08	2.14	(7.80)	5.74	0.71

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.38)	—	—

Net Asset Value per Share, End of Year	$13.95	$10.87	$8.73	$17.91	$12.17

Total Return	28.33%	24.51%	(46.86)%	47.17%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$101,943	$43,125	$23,706	$43,973	$28,916
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.52%	1.34%	1.40%	1.50%
After Expense Reimbursement	N/A	1.47%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.67)%	(1.10)%	(0.55)%	(0.86)%	(1.23)%
Portfolio Turnover Rate	71.30%	69.14%	68.65%	71.58%	123.31%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.84	$8.71	$17.90	$12.17	$11.46

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.09)	(0.10)	(0.09)	(0.14)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	3.15	2.23	(7.72)	5.87	0.87

Total from Investment Operations	3.06	2.13	(7.81)	5.73	0.71

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.38)	—	—

Net Asset Value per Share, End of Year	$13.90	$10.84	$8.71	$17.90	$12.17

Total Return	28.23%	24.46%	(46.95)%	47.08%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$10,542	$4,476	$5,216	$9,611	$5,172
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.03%	2.38%	1.93%	2.19%	4.17%
After Expense Reimbursement	1.32%	1.47%	1.50%	1.54%	1.56%
Ratio of Net Investment Loss to Average Net Assets	(0.69)%	(1.09)%	(0.70)%	(1.00)%	(1.35)%
Portfolio Turnover Rate	71.30%	69.14%	68.65%	71.58%	123.31%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31, 2006
	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$17.09	$14.85	$24.54	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.07)	(0.14)	(0.17)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.31	(9.55)	4.43	0.38

Total from Investment Operations	2.84	2.24	(9.69)	4.26	0.28

Net Asset Value per Share, End of Period	$19.93	$17.09	$14.85	$24.54	$20.28

Total Return	16.62%	15.24%	(39.49)%	21.01%	1.40	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,847	$18,981	$12,826	$12,562	$7,387
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.39%	1.11%	1.34%	3.23	% (3)
After Expense Reimbursement	1.37%	1.34%	N/A	N/A	1.45	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.51)%	(0.64)%	(0.76)%	(0.71	)% (3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Large Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31, 2006
	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$17.05	$14.80	$24.50	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.09)	(0.08)	(0.19)	(0.19)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	2.33	(9.51)	4.41	0.38

Total from Investment Operations	2.84	2.25	(9.70)	4.22	0.28

Net Asset Value per Share, End of Period	$19.89	$17.05	$14.80	$24.50	$20.28

Total Return	16.60%	15.36%	(39.70)%	20.86%	1.40	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$71	$1,327	$2,313	$3,498	$1,531
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.13%	2.34%	1.54%	1.79%	3.71	% (3)
After Expense Reimbursement	1.37%	1.34%	1.35%	1.43%	1.45	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.54)%	(0.89)%	(0.85)%	(0.71	)% (3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$11.06	$9.80	$16.91	$16.24	$13.85

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.17	0.20	0.16	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.41	1.28	(6.81)	0.73	2.58

Total from Investment Operations	1.54	1.45	(6.61)	0.89	2.69

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.19)	(0.15)	(0.10)	(0.05)
Distributions from Net Realized Gain	—	—	(0.35)	(0.12)	(0.25)

Total Distributions	(0.18)	(0.19)	(0.50)	(0.22)	(0.30)

Net Asset Value per Share, End of Year	$12.42	$11.06	$9.80	$16.91	$16.24

Total Return	14.14%	15.25%	(40.18)%	5.53%	19.79%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$373,921	$412,831	$348,859	$844,811	$553,622
Ratio of Expenses to Average Net Assets	1.07%	1.11%	1.00%	0.96%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.79%	1.42%	0.95%	0.77%
Portfolio Turnover Rate	34.49%	40.28%	40.77%	30.58%	27.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$11.03	$9.75	$16.83	$16.18	$13.78

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.16	0.17	0.12	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.29	(6.78)	0.72	2.57

Total from Investment Operations	1.52	1.45	(6.61)	0.84	2.65

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.17)	(0.12)	(0.07)	— (2)
Distributions from Net Realized Gain	—	—	(0.35)	(0.12)	(0.25)

Total Distributions	(0.17)	(0.17)	(0.47)	(0.19)	(0.25)

Net Asset Value per Share, End of Year	$12.38	$11.03	$9.75	$16.83	$16.18

Total Return	13.96%	15.22%	(40.31)%	5.28%	19.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$67,688	$103,155	$118,338	$188,715	$85,125
Ratio of Expenses to Average Net Assets	1.19%	1.21%	1.19%	1.18%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.72%	1.25%	0.72%	0.52%
Portfolio Turnover Rate	34.49%	40.28%	40.77%	30.58%	27.44%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.15	$8.07	$15.52	$15.29	$13.63

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	(0.02)	(0.04)	— (2)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.10	(5.99)	1.06	2.30

Total from Investment Operations	1.60	0.08	(6.03)	1.06	2.29

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)	(0.63)

Net Asset Value per Share, End of Year	$9.75	$8.15	$8.07	$15.52	$15.29

Total Return	19.63%	0.87%	(42.33)%	7.27%	17.27%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,745	$3,024	$4,228	$14,877	$34,008
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.84%	2.25%	1.49%	1.16%	1.16%
After Expense Reimbursement	1.35%	1.42%	1.46%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	(0.34)%	(0.29)%	— (3)	(0.10)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%	48.81%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

TCW Relative Value Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.01	$7.92	$15.26	$15.08	$13.49

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.03)	(0.02)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.11	(5.88)	1.06	2.27

Total from Investment Operations	1.56	0.09	(5.92)	1.01	2.22

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)	(0.63)

Net Asset Value per Share, End of Year	$9.57	$8.01	$7.92	$15.26	$15.08

Total Return	19.48%	1.01%	(42.33)%	7.03%	16.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,616	$12,439	$21,134	$96,786	$91,085
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.97%	2.02%	1.52%	1.43%	1.43%
After Expense Reimbursement	1.35%	1.42%	1.46%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.29)%	(0.30)%	(0.34)%	(0.37)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%	48.81%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.45	$12.96	$22.26	$19.17	$19.42

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.03)	(0.04)	(0.06)	0.02	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.76	2.36	(7.15)	3.24	(0.16)

Total from Investment Operations	2.73	2.32	(7.21)	3.26	(0.25)

Less Distributions:
Distributions from Net Investment Income	—	—	(0.01)	—	—
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Total Distributions	—	(1.83)	(2.09)	(0.17)	—

Net Asset Value per Share, End of Year	$16.18	$13.45	$12.96	$22.26	$19.17

Total Return	20.30%	22.30%	(35.62)%	17.16%	(1.29)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$388,735	$360,290	$537,402	$2,068,728	$2,716,604
Ratio of Expenses to Average Net Assets	0.92%	0.98%	0.95%	0.92%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	(0.31)%	(0.33)%	0.09%	(0.44)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$12.92	$12.55	$21.66	$18.71	$19.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.07)	(0.07)	(0.10)	(0.04)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.63	2.27	(6.93)	3.16	(0.15)

Total from Investment Operations	2.56	2.20	(7.03)	3.12	(0.29)

Less Distributions:
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Net Asset Value per Share, End of Year	$15.48	$12.92	$12.55	$21.66	$18.71

Total Return	19.81%	22.02%	(35.77)%	16.83%	(1.53)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$125,638	$140,963	$177,885	$647,402	$975,971
Ratio of Expenses to Average Net Assets	1.24%	1.25%	1.20%	1.19%	1.17%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.58)%	(0.57)%	(0.19)%	(0.71)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$21.18	$15.23	$26.30	$19.88	$16.56

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.17)	(0.19)	(0.11)	(0.15)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	5.51	6.14	(10.96)	6.57	3.45

Total from Investment Operations	5.34	5.95	(11.07)	6.42	3.32

Net Asset Value per Share, End of Year	$26.52	$21.18	$15.23	$26.30	$19.88

Total Return	25.21%	39.07%	(42.09)%	32.29%	19.98%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$584,581	$183,467	$78,136	$46,914	$27,454
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.29%	1.40%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(1.08)%	(0.53)%	(0.66)%	(0.68)%
Portfolio Turnover Rate	105.57%	79.13%	110.57%	92.14%	96.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$20.44	$14.75	$25.58	$19.40	$16.22

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.23)	(0.27)	(0.21)	(0.22)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	5.32	5.96	(10.62)	6.40	3.35

Total from Investment Operations	5.09	5.69	(10.83)	6.18	3.18

Net Asset Value per Share, End of Year	$25.53	$20.44	$14.75	$25.58	$19.40

Total Return	24.90%	38.58%	(42.34)%	31.86%	19.61%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$187,375	$115,465	$19,634	$25,864	$29,310
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.51%	1.59%	1.64%	1.69%	1.66%
After Expense Reimbursement	N/A	N/A	1.61%	1.65%	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.97)%	(1.47)%	(1.00)%	(1.04)%	(0.92)%
Portfolio Turnover Rate	105.57%	79.13%	110.57%	92.14%	96.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$14.12	$12.90	$24.05	$24.27	$22.15

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.11	0.10	0.05	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.81	1.26	(7.94)	1.96	3.77

Total from Investment Operations	2.92	1.37	(7.84)	2.01	3.85

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.06)	(0.08)	(0.04)
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.10)	(0.15)	(3.31)	(2.23)	(1.73)

Net Asset Value per Share, End of Year	$16.94	$14.12	$12.90	$24.05	$24.27

Total Return	20.78%	10.84%	(37.12)%	8.86%	18.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$152,391	$196,488	$198,208	$528,435	$800,060
Ratio of Expenses to Average Net Assets	1.00%	1.04%	0.95%	0.96%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.89%	0.56%	0.19%	0.36%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.85	$12.61	$23.60	$23.85	$21.81

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.05	0.07	0.04	(0.02)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.77	1.24	(7.78)	1.93	3.71

Total from Investment Operations	2.82	1.31	(7.74)	1.91	3.73

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.07)	—	(0.01)	—
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.06)	(0.07)	(3.25)	(2.16)	(1.69)

Net Asset Value per Share, End of Year	$16.61	$13.85	$12.61	$23.60	$23.85

Total Return	20.42%	10.50%	(37.35)%	8.56%	17.85%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$54,041	$39,760	$51,162	$170,918	$191,179
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.41%	1.54%	1.27%	1.25%	1.22%
After Expense Reimbursement	1.34%	1.36%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.62%	0.22%	(0.08)%	0.08%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$9.87	$8.60	$10.61	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.25	0.18	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.14	(1.71)	0.50

Total from Investment Operations	1.17	1.39	(1.53)	0.71

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	—	(0.16)	—

Total Distributions	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$10.79	$9.87	$8.60	$10.61

Total Return	12.08%	16.38%	(14.95)%	7.13	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,746	$4,195	$968	$352
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	1.74%	3.28%	6.47%	15.11	% (4)
After Expense Reimbursement	0.89%	0.90%	0.98%	1.06	% (4)
Ratio of Net Investment Income to Average Net Assets	2.27%	2.81%	1.88%	2.10	% (4)
Portfolio Turnover Rate	42.93%	64.78%	87.68%	59.06	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$9.86	$8.60	$10.60	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.25	0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.96	1.13	(1.80)	0.49

Total from Investment Operations	1.18	1.38	(1.52)	0.70

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	—	(0.16)	—

Total Distributions	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$10.79	$9.86	$8.60	$10.60

Total Return	12.19%	16.26%	(14.89)%	7.03	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$209	$106	$91	$107
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	15.40%	31.04%	15.22%	24.57	% (4)
After Expense Reimbursement	0.89%	0.90%	0.98%	1.06	% (4)
Ratio of Net Investment Income to Average Net Assets	2.19%	2.84%	2.91%	2.10	% (4)
Portfolio Turnover Rate	42.93%	64.78%	87.68%	59.06	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$8.14	$7.16	$11.13	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.18	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.98	(3.39)	1.14

Total from Investment Operations	1.03	1.16	(3.30)	1.21

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.18)	(0.24)	(0.08)
Distributions from Net Realized Gain	—	—	(0.43)	—

Total Distributions	(0.09)	(0.18)	(0.67)	(0.08)

Net Asset Value per Share, End of Period	$9.08	$8.14	$7.16	$11.13

Total Return	12.74%	16.64%	(31.44)%	12.32	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,615	$1,620	$539	$910
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	0.66%	9.37%	5.86%	4.53	% (4)
After Expense Reimbursement	N/A	0.92%	1.04%	1.07	% (4)
Ratio of Net Investment Income to Average Net Assets	2.06%	2.39%	0.99%	0.71	% (4)
Portfolio Turnover Rate	52.34%	59.73%	44.06%	185.73	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Moderate Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$8.11	$7.14	$11.14	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.21	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.94	(3.39)	1.12

Total from Investment Operations	1.01	1.15	(3.30)	1.22

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.18)	(0.27)	(0.08)
Distributions from Net Realized Gain	—	—	(0.43)	—

Total Distributions	(0.09)	(0.18)	(0.70)	(0.08)

Net Asset Value per Share, End of Period	$9.03	$8.11	$7.14	$11.14

Total Return	12.54%	16.54%	(31.43)%	12.32	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$114	$90	$77	$112
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	20.20%	42.17%	13.77%	17.93	% (4)
After Expense Reimbursement	0.96%	0.92%	1.04%	1.07	% (4)
Ratio of Net Investment Income to Average Net Assets	1.89%	2.90%	0.98%	0.98	% (4)
Portfolio Turnover Rate	52.34%	59.73%	44.06%	185.73	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.05	0.14	0.08	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.72	0.89	(4.06)	1.03

Total from Investment Operations	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	(0.01)	—

Total Distributions	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$8.43	$7.76	$6.88	$10.96

Total Return	9.92%	15.36%	(36.67)%	10.23	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,356	$940	$204	$1,337
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	4.39%	15.42%	5.60%	6.57	% (4)
After Expense Reimbursement	1.40%	1.32%	1.39%	1.35	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%	1.93%	0.86%	(0.19	)% (4)
Portfolio Turnover Rate	98.43%	111.75%	45.90%	7.44	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Aggressive Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.06	0.19	(0.06)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.71	0.84	(3.92)	1.00

Total from Investment Operations	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	(0.01)	—

Total Distributions	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$8.43	$7.76	$6.88	$10.96

Total Return	9.92%	15.36%	(36.61)%	10.13	% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$99	$81	$70	$110
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	25.56%	57.53%	15.25%	19.55	% (4)
After Expense Reimbursement	1.40%	1.32%	1.39%	1.30	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%	2.82%	(0.58)%	0.05	% (4)
Portfolio Turnover Rate	98.43%	111.75%	45.90%	7.44	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(3)	Does not include expenses of the underlying affiliated investment companies.
(4)	Annualized.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of the TCW Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value (formerly, TCW Focused Equities Fund), TCW Dividend Focused Fund, TCW Emerging Markets Equities Fund, TCW Growth Fund, TCW Growth Equities Fund, TCW Large Cap Growth Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Small Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Value Opportunities Fund, TCW Conservative Allocation Fund, TCW Moderate Allocation Fund, and TCW Aggressive Allocation Fund, (collectively, the “TCW Equity and Allocation Funds”) (fourteen of twenty funds comprising the TCW Funds, Inc.) as of October 31, 2010, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the two respective periods in the period then ended, and the financial highlights for each of the five respective periods in the period then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

December 16, 2010

Los Angeles, California

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010 (184 days).

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2010 to October 31, 2010)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$972.60	0.93%	$4.62
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.93%	4.74

N Class Shares
Actual	$1,000.00	$970.70	1.19%	$5.91
Hypothetical (5% return before expenses)	1,000.00	1,019.21	1.19%	6.06

TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$997.90	0.88%	$4.43
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

N Class Shares
Actual	$1,000.00	$996.60	1.21%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.11	1.21%	6.16

TCW Emerging Markets Equities Fund
I Class Shares
Actual	$1,000.00	$1,018.50	1.72%	$8.75
Hypothetical (5% return before expenses)	1,000.00	1,016.53	1.72%	8.74

N Class Shares
Actual	$1,000.00	$1,018.50	1.72%	$8.75
Hypothetical (5% return before expenses)	1,000.00	1,016.53	1.72%	8.74

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2010 to October 31, 2010)
TCW Growth Fund
I Class Shares
Actual	$1,000.00	$1,034.70	1.38%	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.25	1.38%	7.02

N Class Shares
Actual	$1,000.00	$1,034.70	1.38%	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.25	1.38%	7.02

TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,014.50	1.20%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.20%	6.11

N Class Shares
Actual	$1,000.00	$1,014.60	1.20%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW Large Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,019.40	1.37%	$6.98
Hypothetical (5% return before expenses)	1,000.00	1,016.79	1.37%	6.97

N Class Shares
Actual	$1,000.00	$1,021.00	1.37%	$6.98
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.37%	6.97

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$979.50	1.11%	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%	5.65

N Class Shares
Actual	$1,000.00	$978.70	1.22%	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,019.06	1.22%	6.21

TCW Relative Value Small Cap Fund
I Class Shares
Actual	$1,000.00	$941.10	1.35%	$6.61
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35%	6.87

N Class Shares
Actual	$1,000.00	$941.00	1.35%	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35%	6.87

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,042.50	0.91%	$4.68
Hypothetical (5% return before expenses)	1,000.00	1,020.62	0.91%	4.63

N Class Shares
Actual	$1,000.00	$1,040.30	1.23%	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.23%	6.26

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2010 to October 31, 2010)
TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$994.40	1.23%		$6.18
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.23%		6.26

N Class Shares
Actual	$1,000.00	$992.60	1.55%		$7.78
Hypothetical (5% return before expenses)	1,000.00	1,017.39	1.55%		7.88

TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$983.70	1.00%		$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

N Class Shares
Actual	$1,000.00	$982.80	1.36%		$6.80
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%		6.92

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,031.60	0.89	% (1)	$4.56	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89	% (1)	4.53	(1)

N Class Shares
Actual	$1,000.00	$1,031.50	0.89	% (1)	$4.56	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89	% (1)	4.53	(1)

TCW Moderate Allocation Fund
I Class Shares
Actual	$1,000.00	$1,019.10	0.54	% (1)	$2.75	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.48	0.54	% (1)	2.75	(1)

N Class Shares
Actual	$1,000.00	$1,016.90	0.99	% (1)	$5.03	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99	% (1)	5.04	(1)

TCW Aggressive Allocation Fund
I Class Shares
Actual	$1,000.00	$1,004.80	1.42	% (1)	$7.18	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.05	1.42	% (1)	7.22	(1)

N Class Shares
Actual	$1,000.00	$1,004.80	1.42	% (1)	$7.18	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.05	1.42	% (1)	7.22	(1)

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement

TCW Funds, Inc. (the “Company”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Company. At a meeting held on June 23, 2010, the Board of Directors of the Company re-approved the Advisory Agreement with respect to each Fund for an additional one year term.

Prior to this re-approval, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on June 9, 2010, with their counsel to consider the matter and unanimously recommended re-approval of the Advisory Agreement. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Company and noted the acquisition of Metropolitan West Asset Management LLC by the Advisor’s parent company in late 2009. The Board also took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the Company by the Advisor is substantial. The Board considered the impacts of turnover of portfolio management personnel during the past year, the ability of the Advisor to attract and retain qualified business professionals and its compensation program, including its new employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Advisory Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended March 31, 2010, as applicable.

The Directors noted that the Core Fixed Income, Emerging Markets Income, Growth, Growth Equities, Money Market, Small Cap Growth, Short Term Bond and Total Return Bond Funds performed at or above

TCW Funds, Inc.

October 31, 2010

their respective category medians for all of the periods presented in the Report. They noted that the Balanced, Value Opportunities, Aggressive Allocation and Moderate Allocation Funds performed below their respective category medians for all of the periods presented in the Reports. They further noted that the performance of the other Funds was mixed, performing above average in certain periods and below average in others but in most cases performing above average in the most recent one-year period presented in the Report. The Directors considered the impact on historical performance information of performance data for the highly unusual market conditions of 2008, reviewed the actions taken by the Advisor to address underperformance and note the 2010 performance of the Funds.

The Board concluded that the Advisor should continue to provide investment management services to the Funds consistent with their objectives and strategies. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective Morningstar Categories, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to a number of the Funds are above the fees paid by peer groups of similar funds, as a result of voluntary fee waiver and expense cap arrangements the total expenses of those Funds are near or below the median expenses of other funds in the respective Morningstar Categories. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that, the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective Morningstar Categories. They considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”) and noted that the Advisor had entered into two contractual expense limitation agreements with respect to newly organized Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Company, recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business and noting that other profitability methodologies might also be reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Company and adequately reflected any economies of scale.

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement (Continued)

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Company, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved renewal of the Advisory Agreement.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2010, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.40

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2010:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$698,357
TCW Dividend Focused Fund	$16,983,553
TCW Relative Value Large Cap Fund	$11,423,068
TCW Value Opportunities Fund	$3,647,258
TCW Conservative Allocation Fund	$10,594
TCW Moderate Allocation Fund	$49,989
TCW Aggressive Allocation Fund	$15,829

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100.00%
TCW Dividend Focused Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Value Opportunities Fund	76.49%
TCW Conservative Allocation Fund	8.78%
TCW Moderate Allocation Fund	15.31%
TCW Aggressive Allocation Fund	32.24%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2011, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 20 funds at October 31, 2010. The directors of the Company, and their business addresses and their principal occupation for the last five years, are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (74)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).
Richard W. Call (86)	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Matthew K. Fong (56)	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group (consulting firm). Of counsel Sheppard, Mullin, Richter & Hamilton (law firm).	Seismic Warning Systems, Inc., PGP, LLP (private equity fund), and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (79)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (57) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (55)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (52)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual funds) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (76)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (66) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications).
Thomas E. Larkin, Jr. (71) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association).
Charles W. Baldiswieler (52) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund).

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (55) *	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (59) *	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.
David S. DeVito (47) *	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.
Philip K. Holl (60) *	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Hilary G.D. Lord (54) *	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.
George N. Winn (42) *	Assistant Treasurer	Senior Vice President, the Advisor, The TCW Group, Inc., Trust Company of the West, TCW Asset Management Company.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds Insight that works for you.™

TCW Funds, Inc.

865 South Figueroa Street
Los Angeles, California 90017

800 FUND TCW
(800 386 3829)

www.tcw.com

Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
800 FUND TCW

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian & Administrator
State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Directors
Patrick C. Haden
Director and Chairman of the Board

Charles W. Baldiswieler
Director

Samuel P. Bell
Director

Richard W. Call
Director

Matthew K. Fong
Director

John A. Gavin
Director

Janet E. Kerr
Director

Thomas E. Larkin, Jr.
Director

Peter McMillan
Director

Charles A. Parker
Director

Marc I. Stern
Director

Officers
Charles W. Baldiswieler
President and Chief Executive Officer

Peter A. Brown
Senior Vice President

David S. DeVito
Treasurer and Chief Financial Officer

Philip K. Holl
Secretary and Associate General Counsel

George N. Winn
Assistant Treasurer

FUNDarEQ1210

TCW Funds Insight that works for you. TM

TCW Funds, Inc.

865 South Figueroa Street Investment Advisor Directors

Los Angeles, California 90017 TCW Investment Management Company Patrick C. Haden

865 South Figueroa Street Director and Chairman of the Board

800 FUND TCW Los Angeles, California 90017 Charles W. Baldiswieler

(800 386 3829) 800 FUND TCW Director

www.tcw.com Transfer Agent Samuel P. Bell

U.S. Bancorp Fund Services, LLC Director

615 E. Michigan Street

Milwaukee, Wisconsin 53202 Richard W. Call

Director

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP Matthew K. Fong

350 South Grand Avenue Director

Los Angeles, California 90071 John A. Gavin

Custodian & Administrator Director

State Street Bank & Trust Company Janet E. Kerr

200 Clarendon Street Director

Boston, Massachusetts 02116

Thomas E. Larkin, Jr.

Distributor Director

TCW Funds Distributors

865 South Figueroa Street Peter McMillan

Los Angeles, California 90017 Director

Charles A. Parker

Director

Marc I. Stern

Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer

Peter A. Brown

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Philip K. Holl

Secretary and Associate General Counsel

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

George N. Winn

Assistant Treasurer

FUNDarEQ1210

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2010	2009
$478,800	$462,100

(b) Audit-Related Fees Paid by Registrant

2010	2009
$0	$0

(c) Tax Fees Paid by Registrant

2010	2009
$79,500	$80,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2010	2009
$7,900	$0

Fees were for a tax analysis regarding a change in ownership.

(e)(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith).

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)

/S/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/S/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date December 29, 2010

By (Signature and Title)
/S/ DAVID S. DEVITO
David S. DeVito
Chief Financial Officer

Date December 29, 2010